Exhibit 10.6

Execution Version

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

SECOND AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT

between

Swedish Orphan Biovitrum AB (publ)

and

Biogen Idec Hemophilia Inc.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

TABLE OF CONTENTS

SECTIONS

1.	Definitions	2
2.	Management of Collaboration	26
3.	Product Selection, Development and Manufacture	30
4.	Sobi Opt-In; Post Opt-In Rights	43
5.	Names and Trademarks	62
6.	Additional Obligations	63
7.	Intellectual Property	64
8.	Payments	87
9.	Confidentiality	96
10.	Indemnification	101
11.	Insurance	104
12.	Representations and Warranties	104
13.	Limitation of Liability	106
14.	Term and Termination	106
15.	Dispute Resolution	114
16.	Miscellaneous	117

SCHEDULES

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

1.115	SOBI TERRITORY	132

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

THIS SECOND AMENDED AND RESTATED DEVELOPMENT AND COMMERCIALIZATION AGREEMENT (the “Agreement”), dated as of April 10, 2014 (the “Effective Date”) is entered into between Swedish Orphan Biovitrum AB (publ), a Swedish corporation having a place of business at Tomtebodavägen 23A, Solna, Stockholm, SE-112 76, Sweden (“Sobi”) and Biogen Idec Hemophilia Inc., a Delaware corporation having a place of business at 14 Cambridge Center, Cambridge, MA 02142 USA (“Biogen Idec”).  Each of Sobi and Biogen Idec shall be referred to herein as a “Party,” and collectively as the “Parties”.

Recitals

A.            Biovitrum AB (“Biovitrum”), and Syntonix Pharmaceuticals, Inc. (“Syntonix”)  entered into that certain Development and Commercialization Agreement, dated January 6, 2006,  as amended as of December 30, 2006 (the “Original Agreement”), to collaborate on the development and commercialization of mutually agreed-upon recombinant coagulation factors incorporating Fc-fusion protein technology (the “Collaboration”).

B.            Biovitrum and Syntonix entered into that certain Amended and Restated Development and Commercialization Agreement, dated as of February 17, 2010 (the “2010 Restated Agreement”), which replaced the Original Agreement in its entirety.

C.            The 2010 Restated Agreement was amended by that certain Amendment No. 1, dated August 24, 2011 (the “First Amendment”), and that certain Amendment No. 2, dated October 23,  2011 (the “Second Amendment,” and collectively with the First Amendment, the “Amendments”).

D.            Following the execution of the Original Agreement, Biogen Idec Inc. acquired Syntonix and later renamed Syntonix as Biogen Idec Hemophilia Inc.  Following the 2010 Restated Agreement, Biovitrum merged with Swedish Orphan International Holding AB, changed Biovitrum’s name to Swedish Orphan Biovitrum AB (publ) and retained Swedish Orphan Biovitrum International AB (“SOI”) as a wholly-owned subsidiary.

E.             The Parties entered into a letter agreement dated December 30, 2011 concerning the assignment and delegation by Sobi to its subsidiary SOI of certain rights and obligations relating to Factor

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

IX under the 2010 Restated Agreement and providing for certain guaranties by Sobi to Biogen Idec relating thereto  (collectively, the “SOI FIX Assignment and Guaranty”). Pursuant to the SOI FIX Assignment and Guaranty, Sobi is appointed as SOI’s agent for the negotiation of amendments to the 2010 Restated Agreement relating to Factor IX, and SOI is bound by any such amendments negotiated by Sobi.

F.              The Parties desire to restate in one agreement the 2010 Restated Agreement and the Amendments and to make further amendments to simplify decision making, improve efficiency and better reflect the current situations of both Parties as set forth herein.

Agreement

In consideration of the Recitals and the mutual covenants set forth in this Agreement and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby amend and restate the 2010 Restated Agreement, as amended by the Amendments, in its entirety as set forth below:

1.                                     Definitions.

1.1          “Additional Agreed Activities” means, with respect to a Product, activities that the Parties have agreed pursuant to Section 3.5 or 4.3 to conduct on a shared-cost basis.   For the avoidance of doubt, Additional Agreed Activities may include activities that fall within the definitions of Commercialization, Development, Post Opt-In Development or Final Development, as well as other medical and post-approval development activities, Manufacturing and, to the extent initiated after Opt-In for such Product, life cycle management activities (such as additional vial strengths, improved transfer device, improved delivery device and new formulations).

1.2          “Additional Agreed Activities Expenses” means, with respect to a Product, all expenses incurred by Biogen Idec or Sobi, as the case may be, in accordance with the Joint Development Plan, Joint Commercialization Plan, or Schedule 3.5 (with respect to the Lead Products), or as

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

otherwise expressly agreed in writing by the Parties prior to Opt-In for such Product and set forth in the approved minutes of the JSC, with respect to the Additional Agreed Activities for such Product, measured as follows: [**].

1.3          “Affiliate” means any corporation, company, partnership, joint venture and/or firm which controls, is controlled by, or is under common control with a specified person or entity.  For purposes of this Section 1.3, “control” shall mean (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity or voting interest with the power to direct the management and policies of such non-corporate entities.  The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.

1.4          “Amunix” means Amunix Operating, Inc., along with its Affiliates.

1.5          “Amunix Agreements” means, collectively, the Amunix Research Agreement and any Amunix License Agreement(s) in effect from time to time.

1.6          “Amunix License Agreement” means an agreement between BIMA and Amunix for a commercial license to certain XTEN Constructs, which agreement is contemplated in the Amunix Research Agreement to take effect only upon BIMA’s exercise, at its discretion, of the applicable option under the Amunix Research Agreement.

1.7          “Amunix Licensed Technology” has the meaning set forth in each applicable Amunix Agreement.

1.8          “Amunix Research Agreement” means that certain Research Collaboration and Option Agreement dated March 24, 2011 by and between BIMA and Amunix Operating, Inc., as the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

same may be amended from time to time; [**].

1.9          “BIMA” means Biogen Idec MA Inc., a Massachusetts corporation that is, as of the Effective Date, the parent company of Biogen Idec.

1.10        “Biogen Idec Background IP” means Biogen Idec Background Know-How and Biogen Idec Background Patent Rights.

1.11        “Biogen Idec Background Know-How” means all Information pertaining to Biogen Idec Platform Technology which (a) (i) is Controlled by Biogen Idec as of the Original Execution Date or (ii) first becomes Controlled by Biogen Idec at any time thereafter and is conceived, developed or acquired by Biogen Idec or its Affiliates during the Term outside of the Collaboration, and (b) is useful or necessary for the Development, Post Opt-In Development, Final Development, Manufacture or Commercialization of a Product(s).

1.12        “Biogen Idec Background Patent Rights” means all Patent Rights Controlled by Biogen Idec covering inventions included in Biogen Idec Background Know-How, including the Patent Rights listed on Schedule 1.12 (which also identifies the [**] Patent Rights), as such Schedule may be updated from time to time by the JPT.

1.13        “Biogen Idec General Manufacturing Technology” means any Information or Patent Rights Controlled by Biogen Idec directly related to the process development, analysis or manufacture of proteins other than Fc fusion proteins.

1.14        “Biogen Idec Improvement IP” means Biogen Idec Improvement Know-How and Biogen Idec Improvement Patent Rights.

1.15        “Biogen Idec Improvement Know-How” means any Collaboration Know-How, regardless of which Party conceived, developed or generated the Information, that constitutes an improvement (whether or not patentable) (i) only to any Biogen Idec Platform Technology and Biogen Idec General Manufacturing Technology, or (ii) to [**] portion of an XTEN Construct or otherwise to any Amunix Licensed Technology.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.16        “Biogen Idec Improvement Patent Rights” means all Patent Rights covering inventions included in Biogen Idec Improvement Know-How, including the Patent Rights listed on Schedule 1.16, as such Schedule may be updated from time to time by the JPT.

1.17        “Biogen Idec Indemnified Parties” means Biogen Idec and its Indemnified Parties.

1.18        “Biogen Idec IP” means Biogen Idec Background IP, Biogen Idec Improvement IP, and Biogen Idec Sole Collaboration IP.  For the avoidance of doubt, for purposes of the license grants set forth herein, Biogen Idec IP does not include any Information or intellectual property rights relating to any product in respect of which Sobi has not exercised its Opt-In Right under Section 4.1(a) or to Biogen Idec General Manufacturing Technology, other than Biogen Idec General Manufacturing Technology that is necessary to enable Sobi to exercise its right to Manufacture Product hereunder.

1.19        “Biogen Idec Know-How” means, collectively, the Biogen Idec Background Know-How, Biogen Idec Improvement Know-How and Biogen Idec Sole Collaboration Know-How.

1.20        “Biogen Idec Partner” means any Sublicensee of Biogen Idec or of any of its Affiliates that (i) with respect to a country, has primary responsibility to the Regulatory Authority in such country for the conduct of a registrational study (i.e., a clinical study needed to support a Regulatory Approval in a country) for the Product, and (ii) is, or is contemplated to be, the MAH for the Product for such country.

1.21        “Biogen Idec Patent Rights” means, collectively, the Biogen Idec Background Patent Rights, Biogen Idec Improvement Patent Rights and Biogen Idec Sole Collaboration Patent Rights.

1.22        “Biogen Idec Platform Technology” means any Information or Patent Rights Controlled by Biogen Idec directly related to the function or structure of neonatal Fc receptor (FcRn), including those pertaining to [**].  For purposes of clarity, Compound Constructs are considered to be Biogen Idec Platform Technology or Biogen Idec Improvement Know-How, as applicable, not Jointly-Owned Know-How.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.23        “Biogen Idec Sole Collaboration IP” means Biogen Idec Sole Collaboration Know-How and Biogen Idec Sole Collaboration Patent Rights.

1.24        “Biogen Idec Sole Collaboration Know-How” means any Collaboration Know-How that is conceived, developed and generated solely by employees, agents or contractors of Biogen Idec or its Affiliates, but excluding in all cases: (x) all Sobi Improvement Know-How, (y) all Biogen Idec Improvement Know-How, and (z) data and other Information  that is, or becomes, Jointly-Owned Know-How pursuant to Sections 4.1(d) or 4.2(c).

1.25        “Biogen Idec Sole Collaboration Patent Rights” means all Patent Rights covering inventions conceived and reduced to practice solely by employees, agents or contractors of Biogen Idec or its Affiliates, which inventions are within the scope of, or made using, Collaboration Know-How, but excluding in all cases, Biogen Idec Improvement Patent Rights and Sobi Improvement Patent Rights.   The Biogen Idec Sole Collaboration Patent Rights include the Patent Rights listed on Schedule 1.25, as such Schedule may be updated from time to time by the JPT.

1.26        “Biogen Idec Territory” means all countries in the world, excluding the Sobi Territory, and shall comprise the Biogen Idec North America Territory, the Biogen Idec Direct Territory and the Biogen Idec Partner Territory, where the “Biogen Idec North America Territory” shall comprise the United States of America, Canada and Mexico, and their territories and possessions (including Guam, Northern Mariana Islands, Puerto Rico, and the United States Virgin Islands), the “Biogen Idec Direct Territory” shall comprise all such countries other than the Biogen Idec North America Territory and the Biogen Idec Partner Territory, and “Biogen Idec Partner Territory” shall mean all such countries, excluding the Biogen Idec North America Territory, where Biogen Idec engages a Biogen Idec Partner to Commercialize Product, in each case as may be adjusted pursuant to Sections 4.1(e), 4.5 and 14.3(a)(iii) hereof.

1.27        “Business Day” means any day between and including Monday through Friday; provided, that, with respect to any payment to be made or notice to be provided hereunder by a Party, if the date on which such payment or notice is due falls on a national bank holiday in the country in

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

which the principal place of business of such Party is located, such payment or notice shall be due on the next day on which banks in such country are open for business.

1.28        [**].

1.29        “[**] Agreement” means the Amended and Restated License Agreement between [**] and Biogen Idec (as successor in interest to Syntonix) dated [**], as amended by Amendment No. 1 dated as of [**], (and as further amended by the letter agreement between [**] and Biogen Idec (as successor in interest to Syntonix) dated [**] (the “[**] Letter Agreement”)), as the same may be amended from time to time; provided, that Biogen Idec may not amend the [**] Agreement in any manner that adversely affects Sobi or its rights under this Agreement without Sobi’s prior written consent.

1.30        “[**] Patent Rights” means the Biogen Idec Patent Rights licensed from [**].

1.31        “cGCP” or “Good Clinical Practice” means current Good Clinical Practices as specified in the United States Code of Federal Regulations Parts 50, 54, 56, 312 and 314, at the time of testing, and all FDA and ICH guidelines, including the ICH Consolidated Guidelines on Good Clinical Practices.

1.32        “cGLP” or “Good Laboratory Practice” means current Good Laboratory Practices as specified in the United States Code of Federal Regulations at 21 CFR Part 58 at the time of testing and all applicable ICH guidelines.

1.33        “cGMP” or “Good Manufacturing Practice” means current Good Manufacturing Practices and standards as provided for (and as amended from time to time) in European Community Directive 91/356/EEC (Principles and Guidelines of Good Manufacturing Practice for Medicinal Products) and in the Current Good Manufacturing Practice Regulations of the United States Code of Federal Regulations Title 21 (21 CFR Parts 210-211) in relation to the production of pharmaceutical intermediates and active pharmaceutical ingredients, as interpreted by ICH Harmonized Tripartite Guideline, Good Manufacturing Practice Guide for Active Pharmaceutical Ingredients.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.34        “CMO Expenses” means, with respect to each Product in respect of which Sobi exercises its Opt-In Right, all amounts paid by a Party to the relevant CMO to have Product Manufactured for the conduct of Development and, to the extent applicable, Post Opt-In Development.

1.35        “Coagulation Factor-Specific Claims” means claims within the Biogen Idec Patent Rights or Sobi Patent Rights that are composition of matter, method of use or method of manufacture claims that are specific to one or more Compound Constructs (e.g., that do not pertain to constructs in general, Biogen Idec Platform Technology or Sobi or Biogen Idec General Manufacturing Technology); provided, however, that, (a)  if, pursuant to Section 3.1(c), a Compound Construct is offered to be included in the Collaboration, but the Parties do not agree to include such Compound Construct in the Collaboration within ninety (90) days thereafter, then such claims with respect to such Compound Construct shall not be included in Coagulation Factor-Specific Claims, unless such claims would otherwise be Coagulation Factor-Specific Claims; and (b) if this Agreement is terminated pursuant to Sections 14.2(a) or (b), such claims shall be limited to those specific to the Compound Constructs in the then-current Products.

1.36        “Collaboration IP” means all Collaboration Know-How and Collaboration Patent Rights.

1.37        “Collaboration Know-How” means all Information conceived, developed or generated by employees, agents or contractors of Sobi or Biogen Idec, or their Affiliates, during the course of performing activities under this Agreement.

1.38        “Collaboration Patent Rights” means, collectively, the Biogen Idec Sole Collaboration Patent Rights, the Sobi Sole Collaboration Patent Rights, and the Jointly-Owned Patent Rights.

1.39        “Commercialization” or “Commercialize” means, with respect to a Product  and a country, any and all activities directed to marketing, promoting, distributing, importing, offering to sell and/or selling such Product in such country, including market research, medical education programs, product related public relations, planning, detailing, marketing, distribution, creative development of visual sales aids, support of medical meetings, direct mail, e-marketing and e-detailing, media placement and advertising, field marketing events such as peer influence

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

programs featuring medical thought leaders, educational grants, sales meetings, and pricing and reimbursement strategy and tactics; provided, that Commercialization excludes Development, Post Opt-In Development, Final Development and Manufacture.

1.40                        “Commercially Reasonable Efforts” means exerting such effort and employing such resources as would normally be exerted or employed by a global biopharmaceutical company for a product of similar market potential at a similar stage of its product life, taking into account, the phase of development of, and technical risks relating to, the product, the development and proprietary positions of Third Parties, the regulatory structure involved, the likely cost of goods, the competitiveness and size of the relevant marketplace, and the potential profitability of the product, when utilizing sound and reasonable scientific, business and medical practice and judgment in order to develop the product and bring it into commercial use as quickly as is reasonably possible.

1.41                        “Committee” means, as the context requires, each of the JSC and, to the extent that Sobi has exercised its Opt-In Right under Section 4.1(a) and is either duly paying, or has paid in full, the Opt-In Consideration, the JMDC and JCC.

1.42                        “Competitive Product” means [**].

1.43                        “Compound Construct” means [**].  Each of Factor IX:Fc Construct and Factor VIII:Fc Construct is a Compound Construct.

1.44                        “Confidential Information” means all Information, whether or not patentable, regarding a Party’s technology, products, business or objectives, which is designated as confidential in writing by the Disclosing Party, whether by letter or by the use of an appropriate stamp or legend, prior to or at the time any such information or material is disclosed to the Receiving Party.  Notwithstanding the foregoing, Information which is orally, electronically or visually disclosed by a Party, or is disclosed in writing without an appropriate letter, stamp or legend, shall constitute Confidential Information of a Party (a) if the Disclosing Party, within thirty (30) days after such disclosure, delivers to the other Party a written document or documents

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

describing the Information and referencing the place and date of such oral, visual, electronic or written disclosure and the names of the persons to whom such disclosure was made or (b) such Information is of the type that is customarily considered to be confidential by persons engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to this Agreement.  Confidential Information of a Party shall include Confidential Information (as defined in the Confidentiality Agreement) disclosed by such Party pursuant to the Confidentiality Agreement.  The Products themselves shall not be considered Confidential Information of either Party.

1.45                        “Confidentiality Agreement” means the Confidentiality Agreement between the Parties dated June 1, 2004.

1.46                        “Continuing HLDP Activities” means Development activities that were described in the applicable HLDP and that are in process as of the Opt-In or designated in the HLDP as occurring following Opt-In.

1.47                        “Continuing Party” means the Non-Withdrawing Party or the Non-Breaching Party, as the case may be.

1.48                        “Control” or “Controlled” means, with respect to any item of Information or any intellectual property right, the possession (other than pursuant to this Agreement) of the right or ability of a Party or any of its Affiliates to grant to the other Party or a Third Party access to and/or a license under such item or right as provided herein without violating the terms of any agreement or arrangement with any Third Party existing before or after the Original Execution Date.

1.49                        “Core Countries” means the countries listed on Schedule 1.49.  For clarity, the list of Core Countries set forth on Schedule 1.49 may be different for different types of patents, such as composition of matter patents, manufacturing process patents, methods of treatment, etc.

1.50                        “Cost of Goods Sold” or “COGS” means the fully-burdened aggregate reasonable direct and indirect costs and expenses incurred and recorded in manufacturing a Product consisting

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

solely of:  (a) direct labor costs (salaries, wages, employee benefits, overtime costs and shift premiums); (b) direct materials (including raw materials and intermediates and packaging) costs; (c) operating costs of facilities and equipment (including start up and cleaning costs of production); (d) quality, release and in-process control costs; (e) charges for reasonable spoilage, scrap, obsolescence, or rework costs; (f) amounts (without markup) that are paid to a Third Party, in connection with the manufacture of such Product or any component thereof; (g) the reasonable allocation of facility overhead, both fixed and variable, to such manufacturing operation (including the allocable costs of administrators and managers overseeing manufacturing and production, materials management, storage and handling, manufacturing and employee training, insurance costs, and the cost of packaging and labeling, if applicable); and (h) tariffs, duties, excises, sales taxes or other taxes imposed and paid (excluding national, state or local taxes based on income), in each case ((a) through (h)), to the extent specifically identifiable to the manufacture of such Product as determined in accordance with the applicable accounting standards.

1.51                        “CTD” means the Common Technical Document for the Registration of Pharmaceuticals for Human Use, intended for submission to the FDA or the EMA.

1.52                        “Develop” or “Development” means, with respect to a Product, any and all activities directed to the discovery, construct development, pre-clinical development, clinical development, and manufacturing process and formulation development; provided, that Development excludes Final Development, Manufacture, Commercialization and Post Opt-In Development.

1.53                        “Development Expenses” means, with respect to a Product, all expenses incurred by the Parties with respect to the Development of such Product, measured as follows: [**].

1.54                        “Disclosing Party” means the Party that releases, exchanges, or discloses Confidential Information.

1.55                        “EMA” means the European Medicines Agency or any successor agency thereto.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.56                        “EMA Centralized Authorization Countries” means the countries of the European Union (as it may expand or contract from time to time), Iceland, Liechtenstein and Norway, and any other countries that the EMA may acknowledge as included countries for purposes of centralized marketing authorizations at the relevant time.

1.57                        “Executive Officer” means (a) with respect to Biogen Idec, the President of Biogen Idec (or a senior executive officer of Biogen Idec designated by Biogen Idec’s President), and (b) with respect to Sobi, the President of Sobi (or a senior executive officer of Sobi designated by Sobi’s President).

1.58                        “Expected Sobi Development Costs” means, with respect to a Product, [**]% of the Development Expenses set forth in the budget in the then-current HLDP for such Product.

1.59                        “Factor VIII:Fc Construct” means a construct that includes the Fc portion of an immunoglobulin fused to Factor VIII or a derivative of Factor VIII.

1.60                        “Factor IX:Fc Construct” means a construct that includes the Fc portion of an immunoglobulin fused to Factor IX or a derivative of Factor IX.

1.61                        “FDA” means the U.S. Food and Drug Administration or any successor agency thereto.

1.62                        “Final Development” and “Finalization” means, with respect to a Product and a country, any and all activities directed to (a) the filing of the relevant Regulatory Filings and the obtaining of Regulatory Approval of such Product in such country or (b) pre-launch market development activities conducted prior to obtaining of Regulatory Approval of such Product, including [**]; provided,  that Final Development excludes Development, Post Opt-In Development, Manufacture and Commercialization.

1.63                        “Final Development Expenses” means, with respect to a Product, all expenses incurred by Biogen Idec with respect to the Final Development of such Product, measured as follows: [**].  “Sobi Final Development Expenses” means Final Development Expenses incurred in accordance with the HLDP for mutually agreed Final Development activities solely for the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

benefit of the Sobi Territory, including all EMA application fees.

1.64                        “First Commercial Sale” means, with respect to a Product and a country, the first sale of such Product in such country by a Party or one of its Affiliates or Sublicensees to a Third Party in accordance with the laws and regulations of such country on arm’s length commercial terms.  Sales for test marketing, clinical trial purposes, Named Patient Supply, compassionate uses or similar use shall not be considered to constitute a First Commercial Sale.

1.65                        “FTE” means a full-time equivalent person year consisting of a total of [**] spent on or directly related to the Product.  The Parties may agree to utilize fractions of FTEs, if applicable.

1.66                        “FTE Rate” means the rates set forth on Schedule 1.66.

1.67                        “HLDP” means the High Level Development Plan applicable to a Product or Products, as further described in Section 3.3(a) and as agreed or amended by the Parties pursuant to Section 3.3(a).

1.68                        “HLDP Principles” means the principles for Product Development set out in Section 1 of each HLDP.

1.69                        “IND” means an application submitted to a Regulatory Authority to initiate human clinical trials, including (a) an Investigational New Drug application or any successor application or procedure filed with the FDA, (b) except where otherwise specifically provided in this Agreement, any foreign equivalent of the application described in clause (a), and (c) all supplements and amendments that may be filed with respect to the foregoing.

1.70                        “Indemnified Parties” means, with respect to a Party, such Party and such Party’s Affiliates and licensors of intellectual property sublicensed under this Agreement, and its and their respective officers, directors, shareholders, successors, assigns, agents, employees and insurers to the extent the same become subject to a claim in such capacity.

1.71                        “Information” means any and all technical, scientific and other know-how and

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

information, inventions, trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, apparatuses, specifications, data, results and other intangible materials, including pre-clinical and clinical trial results, manufacturing procedures, test procedures, and purification and isolation techniques (whether or not confidential, proprietary, patented or patentable), and all tangible embodiments of any of the foregoing in written, electronic or any other form or other tangible materials that are used as research or development tools, such as assays and reference substances.  Information shall also include all clinical, technical and other relevant reports, records, data, information and materials relating to the Products and all Regulatory Filings and Regulatory Approvals for the Products.

1.72                        “Joint Commercialization Plan” means, with respect to a Product, the comprehensive, rolling multi-year integrated plan (including marketing, medical and market access plans) for Commercializing such Product, which shall include [**].  For clarity, the Joint Commercialization Plan shall include activities that are to be undertaken by the Parties separately for their respective Territories as well as activities that may be undertaken by the Parties jointly for the benefit of both Territories.

1.73                        “Joint Development Plan” means, with respect to a Product, a rolling multi-year plan for medical and development activities, including Post Opt-In Development and Final Development,  for a Product to be conducted after Sobi exercises its Opt-In Right for such Product, including [**]. For clarity, the Joint Development Plan shall include activities that are to be undertaken by the Parties separately for their respective Territories as well as activities that may be undertaken by the Parties jointly or for the benefit of both Territories. To the extent costs for any such activities shall be shared by the Parties, the Joint Development Plan shall also contain the budgets and the cost sharing ratios for such costs.

1.74                        “Jointly-Owned IP” means the Jointly-Owned Know-How and the Jointly-Owned Patent Rights.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.75                        “Jointly-Owned Know-How” means all Collaboration Know-How, other than Sobi Improvement Know-How and Biogen Idec Improvement Know-How: (a) that is conceived, developed or generated by (i) one or more employees, agents or contractors of Biogen Idec and/or its Affiliates and (ii) one or more employees, agents or contractors of Sobi and/or its Affiliates; or  (b) that comprises data and other Information that has been generated solely by employees, agents or contractors of one Party or its Affiliates, to the extent that such data and other Information is specified in Sections 4.1(d) or 4.2(c) as constituting  Jointly-Owned Know-How upon the fulfillment of the conditions set forth therein.

1.76                        “Jointly-Owned Patent Rights” means all Patent Rights covering inventions that are conceived and reduced to practice by (i) one or more employees, agents or contractors of Biogen Idec and/or its Affiliates and (ii) one or more employees, agents or contractors of Sobi and/or its Affiliates, which inventions are within the scope of, or made using, Collaboration Know-How, but excluding in all cases, Biogen Idec Improvement Patent Rights and Sobi Improvement Patent Rights.  The Jointly-Owned Patent Rights include the Patent Rights listed on Schedule 1.76, as such Schedule may be updated from time to time by the JPT.

1.77                        “Lead Product” means, as applicable, either or both of the Factor VIII:Fc Product (“Factor VIII:Fc Lead Product”)  and the Factor IX:Fc Product (“Factor IX:Fc Lead Product”) that were the lead compounds in Biogen Idec’s Factor VIII:Fc Product program and Factor IX:Fc Product program, respectively, as of the Effective Date.

1.78                        “MAH” means, in connection with a grant of a Regulatory Approval for a Product, the marketing authorization holder.

1.79                        “MAH Transition Period for EMA” means, with regard to a specific Product, the period beginning the date upon which Biogen Idec receives a grant of centralized EMA approval for such Product and ending upon the first date that Sobi is registered as the MAH in the European Union for such Product.

1.80                        “Major Market Country” means [**].

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.81                        “Manufacture” or “Manufacturing” means, with respect to a Product, process scale-up, validation, clinical and commercial manufacturing (including bulk manufacturing, finished pharmaceutical product manufacturing, and label-pack); provided, that Manufacturing excludes Development, Post Opt-In Development, Final Development and Commercialization.

1.82                        “Manufacturing Expenses” means:

(a)                                  [**];

(b)                                  [**];

(c)                                   [**].

1.83                        “Named Patient Supply” means the sale or other supply of a Product in a given country in the Territory prior to receipt of Regulatory Approval of such Product in such country and in accordance with the applicable laws of that country, directly or through an entity that is qualified to distribute unregistered pharmaceutical products in that country, on a “named-patient” basis to meet the special needs of particular patients under the order of, and at the specific request of, a medical practitioner.

1.84                        “Net  Partner Revenue” means [**].

1.85                        “Net Sales” means, with respect to a Product in a country during any calendar quarter, the amount invoiced by the Selling Party, its Affiliates, or its permitted Sublicensees (other than Biogen Idec Partners) for such Product ([**]) in such country for such period (including amounts received for Named Patient Supply or compassionate use), less the following deductions (to the extent such amounts are included in the amount invoiced for such Product):

(a)                                  trade, quantity, promotional and/or other customary discounts actually allowed and taken directly with respect to such sales;

(b)                                  rebates (including price reductions, rebates to social and welfare systems, chargebacks or reserves for chargebacks, managed care, cash rebate incentives, government

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

mandated rebates and similar types of rebates, for example, Pharmaceutical Price Regulation Scheme, Medicaid);

(c)                                   tariffs, duties, excises, sales taxes or other taxes imposed and paid with respect to the production, sale, delivery or use of such Product (excluding national, state or local taxes based on income);

(d)                                  the amount of chargebacks, wholesaler and distributor administration fees, and amounts repaid or credited by reason of rejections, wastage, uncollectible amounts, damages or returns of goods, or because of retroactive price adjustments; and

(e)                                   charges for freight and insurance directly related to the distribution of Product, to the extent not already deducted or excluded from the gross amount invoiced.

Notwithstanding the foregoing, no discount, allowance, rebate, chargeback, or any similar amount, however designated, that is given or associated with the purchase by the Third Party of any product other than the Products, or with the purchase or provision of any service, shall be taken into consideration in calculating any deductions from the invoiced amount.

Such amounts shall be determined from the books and records of the Selling Party, its Affiliates or its permitted Sublicensees maintained in accordance with generally accepted accounting principles, consistently applied.

In the case of any sale of such Product for consideration other than (or in addition to) cash, such as barter or countertrade, Net Sales shall be calculated on the fair market value of the total consideration received.

If such Product is sold to any Third Party together with other products or services ([**]), the price of such Product, solely for purposes of the calculation of Net Sales, shall be deemed to be no less than the price at which such Product would be sold in a similar transaction to a Third Party not also purchasing other products or services.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

For avoidance of doubt, in the case of any sale of such Product between or among the Selling Party, its Affiliates, its permitted Sublicensees (other than Biogen Idec Partners) for resale, Net Sales shall be calculated as above only on the value charged or invoiced on the first arm’s length sale thereafter to a Third Party.

For the avoidance of doubt, Net Sales excludes any amounts received by Biogen Idec from Biogen Idec Partners.

1.86                        “Non-Continuing Party” means the Withdrawing Party or the Breaching Party, as the case may be.

1.87                        “Non-Owning Party” means, with respect to the Sobi IP, Biogen Idec, and, with respect to Biogen Idec IP, Sobi.

1.88                        “North America” means the United States of America (including its territories and possessions), Canada and Mexico.

1.89                        “Opt-In” means, with respect to a given Product, that Sobi has exercised its Opt-In Right for such Product.  For clarity, the phrases “prior to,” ‘upon,” “after” or “following Opt-In” means, respectively, prior to, upon, after or following the date upon which Sobi has exercised the relevant Opt-In Right, and similar phrases shall be construed in the same manner.

1.90                        “Original Execution Date” means January 6, 2006, the date the Original Agreement was executed.

1.91                        “Owning Party” means, with respect to the Biogen Idec IP, Biogen Idec, and, with respect to Sobi IP, Sobi.

1.92                        “Patent Right” means all patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, supplementary protection certificates and patents of addition) and patent applications (including all provisional applications, continuations, continuations-in-part and divisionals).

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.93                        “Post Opt-In Development” means all Post-Marketing Commitments, Phase IV studies and other development activities conducted after Sobi’s exercise of its Opt-Right for a Product in respect of such Product other than Continuing HLDP Activities; provided, that Post Opt-In Development excludes Development, Final Development, Commercialization and Manufacture.

1.94                        “Post Opt-In Development Expenses” means, with respect to a Product, all expenses incurred by the Parties with respect to the Post Opt-In Development of such Product, measured as follows:  [**].

1.95                        “Product” means each product that is developed under the Collaboration, and contains one of the following:  (a) Factor IX:Fc Constructs (a “Factor IX:Fc Product”); (b) Factor VIII:Fc Constructs, (a “Factor VIII:Fc Product”); or (c) any other Compound Construct.  For clarity, any Compound Construct that is proposed to be a Product pursuant to Sections 3.1(c)(i) or 3.1(c)(ii) but is not elected by Sobi to be treated as a Product under the Collaboration shall be deemed to be a Product for purposes of Section 14.3 and any licenses granted to Biogen Idec hereunder.

1.96                        “Receiving Party” means a Party receiving the Disclosing Party’s Confidential Information.

1.97                        “ReFacto Product” means the B-domain deleted Factor VIII product manufactured by Sobi for sale by Pfizer Inc. and its Affiliates that is now known as “ReFacto” or “ReFacto AF” and all improvements thereof.

1.98                        “Regulatory Approval” means, with respect to a Product and a country, any and all approvals (including any applicable governmental price and reimbursement approvals), licenses, registrations or authorizations of the applicable Regulatory Authority necessary for the use, storage, import, promotion, marketing and sale of such Product in such country, including approval of all relevant Regulatory Filings.

1.99                        “Regulatory Authority” means, with respect to a country, any governmental authority (whether federal, state, provincial, municipal or other) regulating the exportation, importation, use, manufacture, distribution, marketing and/or sale of pharmaceuticals, which, in the U.S., shall include the FDA and, in Europe, shall include the EMA.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.100                 “Regulatory Filing” means, with respect to a Product and a country or region, an application submitted to the relevant Regulatory Authority for marketing approval of such Product, including a biologics licensing application with respect to the United States and a marketing authorization application with respect to the EMA.

1.101                 “Selling Party” means (a) with respect to each country in the Biogen Idec Territory, Biogen Idec, and (b) with respect to each country in the Sobi Territory, Sobi.

1.102                 “Sobi Background IP” means Sobi Background Know-How and Sobi Background Patent Rights.

1.103                 “Sobi Background Know-How” means all Information which (a) (i) is Controlled by Sobi as of the Original Execution Date or (ii) first becomes Controlled by Sobi at any time thereafter and is conceived, developed or acquired by Sobi or its Affiliates during the Term outside of the Collaboration, and (b) is useful or necessary for the Development, Post Opt-In Development, Final Development, Manufacture or Commercialization of a Product(s).  Sobi Background Know-How shall exclude all Information relating to the ReFacto Product, other than Information that otherwise constitutes Sobi Background Know-How and was actually used by Sobi in the Manufacture of Factor IX:Fc Product or was embodied by Sobi in the Factor IX:Fc Product.

1.104                 “Sobi Background Patent Rights” means all Patent Rights Controlled by Sobi covering inventions included in Sobi Background Know-How, including the Patent Rights listed on Schedule 1.104, as such Schedule may be updated from time to time by the JPT.

1.105                 “Sobi General Manufacturing Technology” means any Information or Patent Rights Controlled by Sobi directly related to the process development, analysis or manufacture of proteins, other than Fc fusion proteins and any Information or Patent Rights related to manufacture of the ReFacto Product (other than Information or Patent Rights that otherwise constitutes Sobi General Manufacturing Technology and was actually used by Sobi in the Manufacture of Factor IX:Fc Product or was embodied by Sobi in the Factor IX:Fc Product).

1.106                 “Sobi Improvement IP” means Sobi Improvement Know-How and Sobi Improvement

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Patent Rights.

1.107                 “Sobi Improvement Know-How” means all Collaboration Know-How, regardless of which Party conceived, developed or generated the Information, that constitutes an improvement (whether or not patentable) to only any Sobi General Manufacturing Technology.

1.108                 “Sobi Improvement Patent Rights” means all Patent Rights covering Sobi Improvement Know-How, including the Patent Rights listed on Schedule 1.108, as such Schedule may be updated from time to time by the JPT.

1.109                 “Sobi Indemnified Parties” means Sobi and its Indemnified Parties.

1.110                 “Sobi IP” means Sobi Background IP, Sobi Improvement IP and Sobi Sole Collaboration IP.  For the avoidance of doubt, Sobi Background IP does not include any Information or intellectual property rights relating to the [**].

1.111                 “Sobi Patent Rights” means, collectively, the Sobi Background Patent Rights, Sobi Improvement Patent Rights and Sobi Sole Collaboration Patent Rights.

1.112                 “Sobi Sole Collaboration IP” means Sobi Sole Collaboration Know-How and Sobi Sole Collaboration Patent Rights.

1.113                 “Sobi Sole Collaboration Know-How” means any Collaboration Know-How that is conceived, developed and generated solely by employees, agents or contractors of Sobi or its Affiliates, but excluding in all cases: (x) all Biogen Idec Improvement IP, (y) all Sobi Improvement IP and (z) data and other Information that is, or becomes, Jointly-Owned Know-How pursuant to Sections 4.1(d) or 4.2(c).

1.114                 “Sobi Sole Collaboration Patent Rights” means all Patent Rights conceived and reduced to practice solely by employees, agents or contractors of Sobi or its Affiliates, which inventions are within the scope of, or made using, Collaboration Know-How, but excluding in all cases, Sobi Improvement Patent Rights and Biogen Idec Improvement Patent Rights. The Sobi Sole

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Collaboration Patent Rights include the Patent Rights listed on Schedule 1.114, as such Schedule may be updated from time to time by the JPT.

1.115                 “Sobi Territory” means each country listed in Schedule 1.115, as may be adjusted pursuant to Sections 4.1(e), 4.5 and 14.3(a)(iii) hereof, and the territories and possessions of such countries.

1.116                 “Sole Collaboration IP” means the Biogen Idec Sole Collaboration IP or the Sobi Sole Collaboration IP, as the context requires.

1.117                 “Sublicensee” means a Third Party to which a Party grants rights, or a license or sublicense under any Patent Rights or Know-How that it Controls, to conduct marketing and promotional activities for a Product in a country (and such Third Party conducts (i) significant marketing or promotional activities or (ii) any detailing activities), along with the right to offer for sale and sell such Product in such country.

1.118                 “Sublicense Income” means all amounts received by the Continuing Party or its Affiliates with respect to rights granted to Third Parties to Commercialize a relevant Terminated Product, but excluding:

(a)                                  [**]

(b)                                  [**]

(c)                                   [**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

1.119                 “Territory” means, as of the relevant time, the Biogen Idec Territory and the Sobi Territory, as the context may require.

1.120                 “Third Party” means any person or entity other than Sobi, Biogen Idec or their respective Affiliates.

1.121                 “XTEN Construct” means any fusion protein that contains an unstructured polypeptide licensed to Biogen Idec under any of the Amunix Agreements and either (a) Factor VIII or a derivative of Factor VIII, or (b) Factor IX or a derivative of Factor IX.  XTEN Constructs developed and commercialized by or for Biogen Idec or its Affiliates, or its or their licensees or sublicensees, shall not be deemed to be Competitive Products.  The Parties agree that XTEN Constructs shall be treated as Compound Constructs under this Agreement and shall be subject to all terms and conditions hereof relating to Compound Constructs, except as expressly set forth in this Agreement.

1.122                 “XTEN Election Consideration” means, with respect to each XTEN Construct that Sobi elects to treat as a Product pursuant to Section 3.1(c)(ii), [**] plus [**] of the total amount paid by or due from Biogen Idec to Amunix under the Amunix Agreements in connection with such XTEN Construct for the period from the effective date of the Amunix Research Agreement until the date of Sobi’s election with respect to such XTEN Construct, [**].  For avoidance of doubt, such patent prosecution costs shall include the patent prosecution costs attributable to all of the Amunix Licensed Patents (as defined in the Amunix Research Agreement) other than those attributable to the Amunix Pre-Existing Product-Specific Patents and the Collaboration Construct Composition Patents specific to FVII (as defined in the Amunix Research Agreement).

1.123                 Other Defined Terms.  Each of the following definitions is set forth in the section of this Agreement indicated below:

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Definition:	Section:
Additional Cure Period	14.2(b)(ii)
Agreement	Preamble
Amendments	Recital C
Assuming Party	4.1(e)
Audited Party	8.4
Auditing Party	8.4
Batch	3.4(b)
Biogen Idec	Preamble
Biogen Idec Direct Territory	1.26
Biogen Idec North American Territory	1.26
Biogen Idec Partner Territory	1.26
Breaching Party	14.2(b)(i)
2010 Restated Agreement	Recital B
Biovitrum	Recital A
[**] Letter Agreement	1.29
Collaboration	Recital A
CRO	4.6
CSA	3.4(c)
Development Expense Cap	3.3(d)
Effective Date	Preamble
EMA Filing Date	4.1(a)
Escrow Payment	4.1(a)
Factor IX:Fc Lead Product	1.77
Factor IX:Fc Product	1.95
Factor VIII:Fc Lead Product	1.77
Factor VIII:Fc Product	1.95
First Amendment	Recital C
Future Latent Background IP	8.1(d)(ii)

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Definition:	Section:
Futer Latent Background IP Acquisition Date	8.1(d)(ii)
Global Safety Database	4.6
Initial Cure Period	14.2(b)(i)
Invalidity Claim	7.4(a)(vii)
JCC	2.3(a)
JMDC	2.4(a)
JPT	7.3(a)
JSC	2.2(a)
Kits	1.85
Marketing Rights Criteria	4.1(e)
Material Operational Change	3.3I
Non-Breaching Party	14.2(b)(i)
non-publishing Party	3.6a
Non-Withdrawing Party	14.2(a)
Opt-In Consideration End Date	4.1(b)(i)
Opt-In Data Package	4.1(a)
Opt-In Period	4.1(a)
Opt-In Right	4.1(a)
Original Agreement	Recital A
Party	Preamble
Parties	Preamble
Product-Related Infringement	7.4(a)(ii)
Product Trademark	5.1
Regulatory Filing Acceptance	14.3(a)(iii)
Representing Party	12.1
Safety Data Exchange Agreement	4.6
Safety Event	4.6
Second Amendment	Recital C

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Definition:	Section:
Severed Clause	16.6
Sobi	Preamble
Sobi Development Costs Baseline	3.3(d)
SOI	Recital D
SOI FIX Assignment and Guaranty	Recital E
Syntonix	Recital A
Term	14.1
Terminated Product	14.3(a)
US/EU Post-Approval Commitments	4.2(b)
Withdrawing Party	14.2(a)

2.                                     Management of Collaboration.

2.1                               General.  The goal of the Parties is to effectively and efficiently develop and commercialize the Products in a manner to maximize their commercial value. Subject to the terms and conditions of this Agreement and, if applicable, any supply agreement between the Parties, the Parties shall use their Commercially Reasonable Efforts to conduct their Development, Post Opt-In Development, Final Development, Manufacture and Commercialization activities to so maximize such commercial value for both Parties in the Territory.

2.2                               Steering Committee.

(a)                                  Committee.  The Parties shall establish a Joint Steering Committee (the “JSC”), comprised of three (3) representatives of Biogen Idec and three (3) representatives of Sobi, at least one of whom from each Party shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents.

(b)                                  Responsibilities.  The JSC shall be responsible for (i) reviewing and approving any changes to the HLDP Principles and/or Material Operational Changes, (ii) setting up and

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

supervising the JMDC and JCC and any sub-committees of the JSC, in each case to the extent that Sobi has exercised its Opt-In Right under Section 4.1(a) and is either duly paying, or has paid in full, the Opt-In Consideration, (iii) reviewing, approving and overseeing humanitarian aid programs, and (iv) attempting to resolve disputes between the Parties. Subject to Section 15, the JSC and any Committee, including the JMDC and JCC, or sub-committee established by any Committee shall be the only forum for the discussion and resolution of matters that fall within such Committee’s respective range of responsibilities and, subject to the Parties’ mutual obligation to further the effectiveness of the Collaboration and save as expressly provided in this Agreement, neither Party shall be entitled to oblige the other Party to provide information or discuss Development or Commercialization strategy, tactics or expenditure outside such relevant forum. [**].

2.3                               Joint Commercialization Committee.

(a)                                  Committee.  To the extent that Sobi has exercised its Opt-In Right under Section 4.1(a), the Parties shall, within 30 days of Sobi’s exercise of its Opt-In Right, establish a Joint Commercialization Committee (the “JCC”), comprised of three (3) representatives of Biogen Idec and three (3) representatives of Sobi, at least one of whom from each Party shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents.  The initial representatives of each Party to the JCC shall be designated within thirty (30) days after the exercise of such Opt-In Right.

(b)                                  Responsibilities.  The JCC shall be responsible for:  (i) confirming and, if necessary, preparing updates and revisions to the Joint Commercialization Plan prepared by Biogen Idec prior to Sobi’s exercise of its Opt-In Right (X) promptly following Sobi’s Opt-In (if necessary) and (Y) annually, [**] of each year, thereafter; (ii) monitoring actual Commercialization activities and progress toward milestones for each Product against the relevant approved Joint Commercialization Plan for such Product; (iii) overseeing and evaluating geographic expansion, market access plans and global pricing and reimbursement strategies and tactics; (iv) identifying commercial gaps in the Product profile; (v) overseeing any subcommittee

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

of the JCC; (vi) reviewing each Party’s core promotional and sales training materials; and (vii) assuming such other responsibilities as are set forth in this Agreement or as designated by the JSC.    For clarity, each Party shall be free, in its absolute discretion, to determine the price, if any, that it charges to Third Parties with respect to the sale of the Product in such Party’s Territory and the JCC shall have no role in setting such prices.  Promptly following the establishment of the JCC for a Product, the Parties shall agree upon a charter to establish further guidelines for the governance and activities of the JCC.

2.4                               Joint Medical & Development Committee.

(a)                                  Committee.  To the extent that Sobi has exercised its Opt-In Right under Section 4.1(a), the Parties shall, within 30 days of Sobi’s exercise of its Opt-In Right, establish a Joint Medical & Development Committee (the “JMDC”), comprised of three (3) representatives of Biogen Idec and three (3) representatives of Sobi, at least one of whom from each Party shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents.  The initial representatives of each Party to the JMDC shall be designated within thirty (30) days after the exercise of such Opt-In Right.

(b)                                  Responsibilities.  With respect to each Product for which Sobi has exercised its Opt-In Right, the JMDC shall be responsible for:  (i) confirming and, if necessary, preparing updates and revisions to the Joint Development Plan prepared by Biogen Idec prior to Sobi’s exercise of its Opt-In Right (X) promptly following Sobi’s Opt-In (if necessary) and (Y) annually, [**] of each year, thereafter; (ii) monitoring activities and progress under the Joint Development Plan; (iii) overseeing the Joint Regulatory Team, Joint Submissions Team, Joint Publications Team, and Joint Clinical Trial Review Committee, and any other subcommittee of the JMDC; (iv) overseeing the maintenance of all Regulatory Approvals, including the performance of US/EU Post-Approval Commitments;  (v) sharing regulatory correspondence and other information and planning for submissions for Regulatory Approvals that are filed after Sobi’s Opt-In; (vi) overseeing further medical and development work for such Product, including Post Opt-In Development; (vii) overseeing Phase IIIb and Phase IV studies, investigator-initiated

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

studies, post-hoc data analyses, sponsored research arrangements, and other label enhancing activities; (viii) overseeing core data sheets, (ix) overseeing publications; and (x) assuming such other responsibilities as are set forth in this Agreement or as designated by the JSC.  Promptly following the establishment of the JMDC for a Product, the Parties shall agree upon a charter to establish further guidelines for the governance and activities of the JMDC.

2.5                               Committee Administration.

(a)                                  Subcommittees.  Each of the JSC, JMDC and JCC may, subject to the oversight of such Committee, form subcommittees as it deems appropriate to fulfill its responsibilities.

(b)                                  Changes to Representatives.  A Party may change any one or more of its representatives to a Committee at any time upon written notice to the other Party.  The number of representatives appointed by each Party to a Committee may be modified by mutual agreement of the Parties; provided, that at all times the number of representatives from each Party shall be equal.

(c)                                   Schedule and Minutes.  The representatives of each Committee will mutually agree on the schedule for meetings, it being understood that the JSC shall, prior to Sobi’s Opt-In with respect to a Product, meet quarterly or more frequently as directed by Biogen Idec and, following such Opt-In, quarterly or more frequently as the JSC itself shall decide.  A representative of the Party hosting a meeting of a Committee shall serve as secretary of that meeting.  The secretary of the meeting shall prepare and distribute to all members of such Committee minutes of the meeting within fifteen (15) days following the meeting to allow adequate review and comment.  Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such Committee.  Minutes of such Committee’s meeting shall be approved or disapproved, and revised as necessary, at the next meeting of such Committee.  The final minutes of any subcommittee shall be provided to its overseeing Committee.  The final minutes of the JMDC and JCC shall be provided to the JSC.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(d)                                  Location and Attendance.  With respect to each Committee, the location of meetings of such Committee shall alternate between Biogen Idec’s principal place of business and Sobi’s principal place of business, or as otherwise agreed by the Parties.  Each Committee may also meet by means of telephone conference call or videoconference, except that at least one (1) meeting per calendar year of each of the JSC, JCC and JMDC will be held in person.  Each Party shall use reasonable efforts to cause its representatives to attend the meetings of each Committee.  If a Party’s representative to a Committee is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative.  In addition, each Party may, at its discretion, invite non-voting employees, and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of a Committee.

(e)                                   Decision Making Process.  Each Party, acting through its representatives to a Committee, shall have one vote on such Committee.  Any decision of a Committee shall require the affirmative vote of both Parties, through their representatives to such Committee; provided, for avoidance of doubt, that this sentence shall not be construed to require affirmative votes of both Parties with respect to patent prosecution matters for which a Party is responsible or controls pursuant to Section 7.3 (Prosecution and Maintenance of Patent Rights). Any dispute shall be resolved in accordance with the provisions of Section 15, except that any dispute under the JMDC or JCC shall first be presented to the JSC.

3.                                     Product Selection, Development and Manufacture.

3.1                               Selection of Products.

(a)                                  The Lead Products shall be the first Products that the Parties plan to Develop, Finalize, Manufacture and Commercialize pursuant to this Agreement.

(b)                                  From time to time before the tenth (10th) anniversary of the First Commercial Sale of the first Product, either Party may present to the JSC another potential Compound Construct as a potential Product that the Parties may consider Developing, Finalizing, Manufacturing and Commercializing.  With respect to the consideration of any potential Product, each Party shall

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

present such material information it possesses regarding Development, Final Development, Manufacture and Commercialization opportunities, risks and costs.  Each Party shall consider the information presented to the JSC with respect to each potential Product and, when requested by the other Party, shall determine whether such potential Product will be selected as a Product under this Agreement.  Unless and until such Party selects such potential Product as a Product, it shall not be considered a Product under this Agreement and neither Party shall have any obligation to the other Party with respect to such potential Product under this Agreement, except to the extent provided in Sections 3.1(c) and 3.2 below.

(c)                                   Election of Compound Constructs.

(i)                                      Compound Constructs other than XTEN Constructs. Subject to the terms of this subsection (c)(i), either Party may freely conduct pre-clinical and non-clinical discovery and research activities on Compound Constructs. Prior to the expiration of the Opt-In Period for a Product and, if Sobi has exercised its Opt-In Right under Section 4.1(a), thereafter, if Biogen Idec elects to transition a novel Compound Construct [**] that is included in such Product into IND enabling toxicology studies, Sobi shall have the option, exercisable within 120 days of Biogen Idec having provided Sobi with information reasonably sufficient to enable Sobi to reach a decision, to elect to treat such novel Compound Construct as a Product under the Collaboration. If Sobi does so elect, it shall pay Biogen Idec [**] and shall thereafter have the Opt-In Right in accordance with Section 4.1(a).  If Sobi does not so elect to treat such Compound Construct as a Product, or if Sobi, having elected to treat such Compound Construct as a Product, does not exercise its Opt-In Rights under Section 4.1(a) in respect of such Product, Biogen Idec shall be free to Develop, Finalize, Manufacture and Commercialize such Product at its own expense and the provisions of Section 14.3(a)(iii) shall apply as if Biogen Idec were the Continuing Party, except that Biogen Idec’s Territory as the Continuing Party shall not be expanded to include all countries of the world. If Sobi does not exercise its Opt-In Right with respect to the Lead Product

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

containing the same plasma coagulation factor (including any truncated or other modified versions) that is included in such Product (or proposed, but not elected Product) containing such novel Compound Construct, then notwithstanding anything else Biogen Idec shall be free to Develop, Finalize, Manufacture and Commercialize globally such Product (or proposed, but not elected Product) containing such novel Compound Construct, without any royalty obligation to Sobi.

(ii)                                   Election of XTEN Constructs.  The following provisions shall apply to XTEN Constructs in lieu of Section 3.1(c)(i) of this Agreement:

(A)                               Subject to the terms of this Section 3.1(c)(ii), Biogen Idec may freely conduct pre-clinical and non-clinical discovery and research activities on XTEN Constructs pursuant to the Amunix Agreements.  Prior to the expiration of the Opt-In Period for the correlative Factor IX:Fc Lead Product or Factor VIII:Fc Lead Product and, if Sobi has exercised its Opt-In Right under Section 4.1(a) with respect to the correlative Factor IX:Fc Lead Product or Factor VIII:Fc Lead Product, thereafter, if Biogen Idec exercises its option under the Amunix Research Agreement for a commercial license to an XTEN Construct [**] that is contained in the Factor IX:Fc Lead Product or Factor VIII:Fc Lead Product, as applicable, Sobi shall have the option, exercisable within 120 days of Biogen Idec having notified Sobi of Biogen Idec’s exercise of Biogen Idec’s option under the Amunix Research Agreement and having provided Sobi with relevant pharmacokinetics and bioavailability data from in vitro and in vivo studies conducted by or on behalf of Biogen Idec and all available relevant Collaboration Data (as defined in the Amunix Research Agreement) provided to Biogen Idec from Amunix, to elect to treat such XTEN Construct as a

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Product under the Collaboration; provided, for avoidance of doubt, that the foregoing clause shall not be deemed to require Biogen Idec to generate any additional data or information.

(B)                               If Sobi does so elect, it shall pay Biogen Idec the XTEN Election Consideration for such Product and shall thereafter have the Opt-In Right in accordance with Section 4.1(a) with respect to such Product.  If Sobi elects to exercise such Opt-In Right, the Opt-In Consideration for such Product shall be equal to [**].

(C)                               If Sobi does not so elect to treat such XTEN Construct as a Product, or if Sobi, having elected to treat such XTEN Construct as a Product, does not exercise its Opt-In Rights under Section 4.1(a) in respect of such Product, Biogen Idec shall be free to Develop, Finalize, Manufacture and Commercialize such Product at its own expense and the provisions of Section 14.3(a)(iii) shall apply as if Biogen Idec were the Continuing Party, except that Biogen Idec’s Territory as the Continuing Party shall not be expanded to include all countries of the world. If Sobi does not exercise its Opt-In Right with respect to the correlative Factor IX:Fc Lead Product or Factor VIII:Fc Lead Product, as applicable, [**] that is included in the Product (or proposed, but not elected Product) containing such XTEN Construct, then notwithstanding anything else Biogen Idec shall be free to Develop, Finalize, Manufacture and Commercialize globally such Product (or proposed, but not elected Product) containing such XTEN Construct, without any royalty obligation to Sobi.

(d)                                  The Lead Products shall initially be developed for intravenous administration.  [**].

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

3.2                               Exclusivity.

(a)                                  Subject to applicable law, neither Party nor its Affiliates shall directly or indirectly, alone or in collaboration with any Affiliate or Third Party, undertake the following other than in accordance with this Agreement:

(i)                                      except as permitted under Section 3.1(c), develop any Product that is being Developed, Finalized or Commercialized by the Parties in the Collaboration, or any Competitive Product of such Product, in each case until the First Commercial Sale of the relevant Product; provided, that the foregoing shall not apply to the development by Sobi and its Affiliates of manufacturing processes for the ReFacto Product, or

(ii)                                   except as permitted under Section 3.1(c), Commercialize in the Territory (A) any Product in respect of which Sobi has exercised or not declined to exercise its Opt-In Right under Section 4.1(a), or any Competitive Product of such Product, or (B) any Product that is being Commercialized by the Parties, or any Competitive Product of such Product, in each case during the Term.

3.3                               Development Tasks.

(a)                                  Following the election of a Compound Construct as a Product under Section 3.1, Biogen Idec shall develop an initial HLDP for the Product to address both the Biogen Idec and Sobi Territories for the Product, which HLDP shall be submitted to the JSC for approval.  Biogen Idec shall Manufacture, Develop and Finally Develop each Product for the United States and EU markets in accordance with the HLDP.

(i)                                      As of the Effective Date, the Parties agree on the HLDP contained herein as Schedule 3.3(a) that addresses both the Biogen Idec and Sobi Territories for the Lead Products.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(ii)                                   Each HLDP shall further define the development principles, operational plans and diligence obligations under which Biogen Idec will carry out Manufacturing, Development and Final Development activities and provide a non-binding budget for each Product.  Each such HLDP shall address and contain HLDP Principles that include, at a minimum, requirements that:

(A)                               [**]

(B)                               [**]

(C)                               [**]

(D)                               [**].

(iii)                                [**].  Each updated HLDP shall reference this Agreement but shall not require an amendment to this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(b)                                  Biogen Idec shall have responsibility for, and shall be free to make, all operational Manufacturing, Development and Final Development decisions consistent with the principles established by the HLDP.  Biogen Idec shall take Sobi input from JSC meetings into account and shall have final decision-making authority for all Product Development, Manufacturing and Final Development decisions prior to Sobi’s Opt-In for such Product; provided, that Biogen Idec may not take any action that would conflict with the rights granted Sobi hereunder or conflict with the terms of this Agreement. On a periodic basis prior to Opt-In, but not more frequently than quarterly unless otherwise agreed by the JSC, Biogen Idec will update Sobi as to its progress on a Product-by-Product basis and solicit input from Sobi, particularly on matters pertaining to the Sobi Territory. Any input from Sobi on topics discussed in a JSC meeting shall be communicated by Sobi to Biogen Idec during the same JSC meeting unless a later timeframe for providing such input is agreed to and documented in the minutes of that JSC meeting.

(c)                                   Material Operational Changes and changes to the HLDP Principles may be made, only by mutual agreement of the Parties, except to the extent that Biogen Idec, in its reasonable discretion, determines that such Material Operational Change is a necessary condition for FDA and/or EMA Regulatory Approval of any Product or has been mandated by the FDA or EMA. “Material Operational Change” means [**].

(d)                                  Except to the extent resulting from changes to the HLDP approved by each Party or exceptional and unforeseen changes resulting from changes in applicable law relating to the Development activities or requirements of Regulatory Authorities, the Development Expenses for which Sobi shall partially reimburse Biogen Idec following exercise of its Opt-In Right for a

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Product, other than an XTEN Product, shall not exceed (i) [**]% of the applicable total Sobi Development Costs Baseline that is allocable to internal costs, and (ii) [**]% of the total applicable Sobi Development Costs Baseline that is allocable to external costs (the “Development Expense Cap”).   For clarity, the Opt-In Consideration for any XTEN Product is not subject to any Development Expense Cap. “Sobi Development Costs Baseline” means [**].

(e)                                   Biogen Idec shall provide Sobi quarterly reports of the Manufacturing, Development and Final Development Expenses incurred by Biogen Idec and of the material results of the Development. Such reports shall contain a level of detail that is consistent with the reports of Development Expenses provided by Biogen Idec immediately prior to the Effective Date with respect to similar phases of Development.

(f)                                    The Parties acknowledge that certain activities, as specifically agreed to by the Parties and listed on Schedule 3.3(f) of the 2010 Restated Agreement, were performed by Sobi and reimbursed to Sobi by Biogen Idec as provided in the 2010 Restated Agreement.  Such Development Expenses reimbursed by Biogen Idec shall not be included in the Development Expenses used to calculate the Opt-In Consideration if Sobi exercises its Opt-In Right.

(g)                                   Subject to Sobi’s obligation to pay the Opt-In Consideration for each Product for which it exercises its Opt-In Right, Biogen Idec will fund all Development and Final Development specifically designed for the EU, through Regulatory Approval by the EMA; provided, for clarity, that Biogen Idec shall have no obligation to reimburse Sobi for any Development or Final Development expenses that Sobi incurs, unless specifically agreed by Biogen Idec on a case-by-case basis.

(h)                                  The Parties shall prepare, submit and transfer the Regulatory Filings for centralized marketing authorization in the EU as follows:

(i)                                      In accordance with the HLDP and in consultation with Sobi via quarterly meetings of the JSC, Biogen Idec will prepare and file the Regulatory Filing for centralized marketing authorization in the EU.  Such Regulatory Filing shall be

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

based on the packaging design specified by Sobi. Biogen Idec will communicate its planned filing strategy to Sobi via the JSC and will provide the filing documents (except for such portions that the Parties may agree are not then required for the purpose of this review) to Sobi for review prior to filing.  If Sobi exercises its Opt-In Right in accordance with Section 4.1(a), Biogen Idec shall, within thirty (30) days after receiving a written request from Sobi following Biogen Idec’s receipt of the centralized marketing authorization from the EMA and, so long as the EMA does not object, submit an application and other documents required to transfer the centralized marketing authorization to Sobi (including changing the labeling to identify Sobi as the MAH), and use Commercially Reasonable Efforts to complete the transfer as soon as possible.  Concurrent with Sobi’s written request, Sobi shall provide all information and documents that are required to be submitted by a transferee to complete the application for the transfer of the marketing authorization, to the extent that such information is not already in Biogen Idec’s possession.  In the event of any delay on Sobi’s part in providing such documents or information, Biogen Idec shall be entitled to a day-for-day extension of the thirty (30) day period for submitting the application to transfer the centralized marketing application and related documentation.  Sobi acknowledges and agrees that Sobi shall be specified in the centralized marketing application as the party responsible for QP release in the European Union.

(ii)                                   If  Biogen Idec has determined that a variation should be submitted for the Product that is the subject of the centralized marketing application, Biogen shall consult with Sobi and, unless such variation is required to be submitted at that time to avoid interruptions of supply in the Biogen Idec Territory or to address safety issues, Biogen Idec shall submit such variation only after the prior written consent of Sobi, which consent shall not be unreasonably withheld. If such a variation has been submitted and not yet approved by the EMA, and the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

submission of such variation and the request for MAH transfer cannot be pursued simultaneously for regulatory reasons, or simultaneous submission would impact the timing for either approval of the variation or the MAH transfer, the Parties shall consult each other without undue delay and use good-faith efforts to agree upon an overall submission strategy and appropriate adjustment to the MAH transfer submission deadline.  In the event that failure to submit, or continue to seek approval of, such variation would be reasonably likely to result in an interruption of the supply of the Product in the Biogen Idec Territory, Biogen Idec shall have the right to submit and continue the pursuit of such variation, and to delay the MAH transfer submission pending approval by the EMA of such variation. Such delay of the MAH transfer submission shall not be deemed to be a breach of this Agreement by Biogen Idec.  If a proposed or pending variation is not reasonably likely to result in an interruption of the supply of the Product in the Biogen Idec Territory, and Sobi requires Biogen Idec to submit the application for MAH transfer prior to submission of  such a variation, or requires the retraction of a pending variation submission, Biogen Idec shall not be liable, and Sobi shall be responsible, for any interruption in supply of the Product in the Sobi Territory that arises as a consequence of such decisions on Sobi’s part.

(iii)                                Sobi shall reimburse Biogen Idec for all expenses incurred by Biogen Idec in connection with the transfer of the centralized marketing authorization to Sobi, including internal expenses at the applicable FTE Rate and all amounts paid to Third Parties with respect to the transfer. Following the exercise of its Opt-In Right for a Product, Sobi shall have the sole right to submit all other Regulatory Filings seeking approval to sell such Product in all other jurisdictions in the Sobi Territory.

3.4                               Manufacturing.

(a)                                  Biogen Idec shall assume all manufacturing responsibilities for all Products

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

through: (i) finished Product for Development use; (ii) finished pharmaceutical Product for commercial sale in the Biogen Idec Territory; and (iii) bulk drug substance and, if Biogen Idec and Sobi agree that Biogen Idec should also supply fill-finish and/or pack and label activities to Sobi, partially finished pharmaceutical product ready for country-specific labeling and final QP release by Sobi for commercial sale for the Sobi Territory.

(b)                                  With respect to supply of the Lead Products for Development, “Batch” means the quantity of drug substance produced under cGMP and in accordance with a defined set of release criteria, using with respect to the Factor VIII: Fc Lead Product,  [**].

(c)                                   For each Product in respect of which Sobi has exercised its Opt-In Right, Biogen Idec shall supply Product to Sobi pursuant to a commercial supply agreement (each, as it may be amended from time to time, a “CSA”) containing commercially reasonable terms to be negotiated by the Parties. [**].  Sobi will pay for Product intended to be used for Commercialization as set forth in the CSA. Subject to the terms of the CSA, Biogen Idec will retain full decision-making on manufacturing operations, [**], but subject to certain parameters agreed between the Parties pursuant to the JSC regarding:

(i)                                      forecasting, ordering, scheduling, and delivery consistent with the Joint Commercialization Plan;

(ii)                                   processes and procedures for handling and reporting product complaints, other than adverse event reporting;

(iii)                                proposed changes to the Manufacturing process that would require any change to a Regulatory Approval in the Sobi Territory and the strategy for filing any such revised Manufacturing process with the appropriate Regulatory Authorities; and

(iv)                               capacity issues, in order to monitor and ensure secure supply.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

The CSA shall be concluded on a standard arm’s length basis and will in particular provide Sobi customary protection with regard to:

•                  forecasting and ordering

•                  specifications and quality

•                  defects and returns

•                  manufacturing process changes

•                  regulatory matters

•                  any change requiring a variation of a Regulatory Approval or notice to any Regulatory Authority; and

•                  to the extent that Sobi and Biogen Idec agree that Biogen Idec should supply finished or partially finished Product to Sobi, such other matters as are necessary to address any eventual supply of such finished or partially finished Product (rather than bulk drug substance) by Biogen Idec.

The Parties acknowledge that a CSA for the Factor VIII:Fc Lead Product was executed on or about May 2, 2013 and a CSA for the Factor IX:Fc Lead Product was executed on or about October 23, 2012.  The Parties further acknowledge that such CSAs do not contemplate the Parties’ respective rights and obligations set forth in Section 4.2(i) hereof relating to Named Patient Supply, and agree to use good-faith efforts to amend such CSAs as necessary to accommodate the objectives of this Agreement relating to Named Patient Supply. The Parties will use Commercially Reasonable Efforts to conclude and execute subsequent CSA for any subsequently developed Products no later than twelve (12) months prior to the estimate receipt of Regulatory Approval from the EMA for each such Product.

3.5                               Additional Agreed Activities Designated Before Opt-In. The Parties agree that it may, in some circumstances, be in each Party’s interest to avoid duplication of, and to coordinate,

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

ongoing medical and development efforts and certain Commercialization activities for the Product that could impact both Parties’ Territories, and to share responsibility for costs of such activities that benefit the Territories of both Parties.  In furtherance of the foregoing, each Party may, prior to Opt-In for a Product, present to the JSC Commercialization and other activities that are not subject to the Parties’ then-existing obligations hereunder concerning Development  or Final Development, but which it believes are likely to be of material benefit to the Product profile in both the Biogen Idec Territory and the Sobi Territory.  To the extent the JSC determines prior to Opt-In that any such activities shall be Additional Agreed Activities, detailed plans to conduct such Additional Agreed Activities shall be set forth in the approved minutes of the JSC, along with budgets and the agreed cost sharing ratio for such activities.    The portion of the Additional Agreed Activities Expenses payable by Sobi that accrues prior to the Opt-In Consideration End Date will be added to the Opt-In Consideration as set forth in Sections 3.1(c)(ii)(B)(v) or 4.1(b)(iii), as applicable.  The portion of the Additional Agreed Activities Expenses payable by Sobi that accrues after the Opt-In Consideration End Date shall be paid as set forth in Section 4.4(b).  [**].

3.6                               Scientific Publications.

(a)                                  Biogen Idec shall have the right to make disclosures pertaining to the Development of Products in scientific journals or other publications. Following Sobi’s exercise of its Opt-In Right with respect to a Product, each Party shall have the right to make disclosures pertaining to the Development or Post Opt-In Development of such Product in scientific journals or other publications to the extent permitted by the JSC; provided, however, that neither Party may make disclosures in scientific journals or other publications that are based on, or contain, any data or other Information that is solely owned by the other Party, without the prior written consent of the other Party.  If so permitted, the publishing Party shall provide the other Party (the “non-publishing Party”) with an advance copy of the proposed publication, and the non-publishing Party shall then have fifteen (15) business days in which to recommend any changes it reasonably believes are necessary to preserve any Patent Rights or Information belonging in whole or in part to the non-publishing Party.  If the non-publishing Party informs the publishing

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Party that such publication, in the non-publishing Party’s reasonable judgment, could be expected to have a material adverse effect on any Patent Rights or Information belonging in whole or in part to the non-publishing Party, the publishing Party shall delay or prevent such publication.  In the case of Patent Rights, the delay shall be sufficiently long to permit the timely preparation and filing of a patent application.  In the case of Information, the Information shall be deleted from the publication, except where such Information is required to be published under applicable law.

(b)                                  With respect to pre-clinical discovery and research activities on Compound Constructs as permitted in Section 3.1(c), prior to the expiration of the Opt-In Period for the correlative Lead Product, and if Sobi has exercised its Opt-In Right under Section 4.1(a), thereafter, each Party must comply with the guidelines set forth in Section 3.6(a) with respect to disclosures pertaining to the pre-clinical discovery and research of such Compound Constructs in scientific journals or other publications to the extent permitted by the JSC.

3.7                               Other Pre-Opt-In Communications by Sobi.  Sobi may not communicate with KOLs, patient advocacy groups, payors, prescribers, nurses, pharmacists and scientific experts about a Product prior to Opt-In for such Product unless expressly permitted under an applicable HLDP and in accordance with any specific requirements set forth in such HLDP, and subject always to Section 9; provided, for avoidance of doubt, that permission to communicate with such groups shall not permit Sobi to discuss the operational aspects of any ongoing or planned Manufacturing, Development or Final Development.  Except to the extent expressly permitted in the HLDP, prior to Opt-In for a Product, Sobi shall not communicate with any Regulatory Authorities concerning such Product without Biogen Idec’s prior written consent, at its sole discretion.

4.                                     Sobi Opt-In; Post Opt-In Rights.

4.1                               Opt-In.

(a)                                  Opt-In Exercise. Following submission of the Regulatory Filing for a Product to

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

the EMA by Biogen Idec (the “EMA Filing Date”) and the submission to Sobi of the Opt-In Data Package for such Product, Sobi shall have the right to take over the further Final Development and Commercialization of the relevant Product in the Sobi Territory (the “Opt-In Right”) in accordance with the terms of this Agreement, to be exercised no later than sixty (60) days after the later of the EMA Filing Date and Sobi’s receipt of the Opt-In Data Package. The period of time from the Effective Date until the earlier of the exercise or expiration of an Opt-In Right shall be referred to as an “Opt-In Period.”  Upon exercise of the Opt-In Right, Sobi shall pay into escrow for the benefit of Biogen Idec the sum of US$10,000,000 (ten million US Dollars) for each Product in respect of which it exercises its Opt-In Right (the “Escrow Payment”) and the Parties shall transition Final Development and Commercialization of the relevant Product in the Sobi Territory from Biogen Idec to Sobi. “Opt-In Data Package” means a complete copy of the Regulatory Filing submitted to the EMA, statement of the Opt-In Consideration at the EMA Filing Date and supporting information in reasonable detail of all Manufacturing, Development, Final Development and Additional Agreed Activities Expenses included in the calculation of the Opt-In Consideration through the EMA Filing Date. Within thirty (30) days after receipt of an Opt-In Data Package, Sobi may, once only, request such additional information in Biogen Idec’s possession concerning the Development of the applicable Product as may be reasonably required to exercise the Opt-In Right.  Biogen Idec shall, within fifteen (15) days, either (i) confirm that it does not have such information or (ii) provide such information and the applicable Opt-In Right shall be extended, if necessary, so that Sobi has at least thirty (30) days to review such additional information and provided that the total Opt-In Period shall not be extended by more than fifteen (15) days.

(b)                                  Opt-In Consideration.  In consideration of Biogen Idec’s at-risk Manufacture, Development and Final Development of each Product in respect of which Sobi has exercised its Opt-In Right, Sobi shall, conditional upon grant of the centralized marketing authorization from the EMA for such Product (excluding pricing and reimbursement approval and any other Regulatory Approval required from any other Regulatory Authority in the Sobi Territory), become liable to pay the sum of:

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(i)                                      50% of the sum of all (A) Manufacturing Expenses incurred by Biogen Idec in the production and supply of clinical supplies of such Product, (B) subject to the applicable Development Expense Cap set forth in Section 3.3(d), Development Expenses (excluding the Development Costs reimbursed by Biogen Idec to Sobi pursuant to Section 3.3(f) of the 2010 Restated Agreement) for such Product incurred by Biogen Idec from 1 October 2009 (or, in the case of Products other than the Lead Product, the date of Sobi’s election under Section 3.1(c) to treat the applicable Compound Construct as a Product) through the earlier of (i) the transfer of the centralized marketing authorization to Sobi or (ii) ninety (90) days after receipt of the centralized marketing authorization from the EMA (excluding pricing and reimbursement approval and any other Regulatory Approval required from any other Regulatory Authority in the Sobi Territory) (the “Opt-In Consideration End Date”); and (C) Shared Final Development Expenses during such time period;

(ii)                                   100% of the Sobi Final Development Expenses incurred by Biogen Idec during such time period;

(iii)                                Sobi’s portion of the Additional Agreed Activities Expenses during such time period; plus

(iv)                               Sobi’s share of the costs pursuant to Section 7.3(c)(ii) that have accrued, but are unpaid, as of the date of the applicable Opt-In Consideration End Date.

(the total amount described in clauses (i), (ii), (iii) and (iv) are referred to as the “Opt-In Consideration”).

Notwithstanding the foregoing, the Opt-In Consideration with respect to XTEN Constructs shall be as set forth in Section 3.1(c)(ii)(B).

The Escrow Payment, together with all interest thereon, shall be released from escrow and paid to Biogen Idec within three Business Days after the grant of centralized EMA approval

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

for the relevant Product and shall be credited towards Sobi’s payment of the Opt-In Consideration.  The remainder of the Opt-In Consideration shall be payable in accordance with Section 8.1(b).  Costs incurred by Biogen Idec that apply to more than one Product shall be only reimbursed once by Sobi as part of the Opt-In Consideration.

(c)                                   If Sobi has not exercised the Opt-In Right for any Product within the applicable Opt-In Period, such Opt-In Right shall lapse and, with respect to that Product, Sobi shall be deemed to be the Non-Continuing Party and the provisions of Section 14.3(a)(iii) shall apply.   If the EMA centralized approval for any Product has not been granted within eighteen (18) months of the applicable EMA Filing Date, Sobi shall have the right to require that the Escrow Payment for such Product, together with interest thereon, be released from escrow and to revoke its Opt-In for such Product, in which case Sobi shall be deemed to be the Non-Continuing Party and the provisions of Section 14.3(a)(iii) shall apply.

(d)                                  Upon Sobi’s exercise of its Opt-In Right for a Product, all data and other Information generated by either Party in the course of Development or Final Development of such Product prior to Sobi’s Opt-In shall be deemed to be Jointly-Owned Know-How, and Section 7.2(b) shall apply thereto.  Promptly following Sobi’s exercise of its Opt-In Right for a Product, Biogen Idec shall give Sobi a copy of, or other reasonable means of access to, all such data and Information, to the extent not already included in the Opt-In Data Package for such Product, and Sobi shall provide Biogen Idec a copy of, or other reasonable means of access to, all such data and Information, to the extent not already provided to Biogen Idec.

(e)                                   Each Party’s right to Commercialize the Product in such Party’s Territory shall be subject to such Party possessing, directly or indirectly through its Affiliates or its or their Sublicensees or distributors, or in the case of Biogen Idec, through a Biogen Idec Partner, the capabilities and resources reasonably required to so Commercialize in such countries, including the capabilities and resources described in Schedule 4.1 hereof, [**] in the relevant country (the “Marketing Rights Criteria”).  At the applicable times specified in Schedule

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

4.1 or, to the extent not specified therein, prior to filing the first Regulatory Filing in the relevant country in the Selling Party’s Territory, the Selling Party shall submit to the JSC (or if the JCC is reconstituted as a result of Sobi exercising its Opt-In Right pursuant to Section 4.1(a), the JCC)  its statement demonstrating compliance with the Marketing Rights Criteria.  The JSC (or the JCC) shall meet within forty-five (45) days after receipt of such statement to review such statement and to provide an opportunity for the other Party to provide input and advice to the Selling Party.  If the JSC (or the JCC) does not affirmatively determine, at the conclusion of this meeting, that the Selling Party has either satisfied the Marketing Rights Criteria or has put agreed upon plans in place to satisfy such criteria, then another meeting of the JSC (or the JCC) shall be scheduled within not less than sixty (60) days nor more than seventy-five (75) days.  The other Party shall, within 10 days after the initial meeting, provide to the Selling Party a written statement of what it regards as the critical and non-critical deficiencies of the plans.  Within forty-five (45) days after the receipt of such statement, the Selling Party shall provide a written response, including a plan to address within ninety (90) days (or such longer period as may be reasonably necessary due to the nature of the proposed remedy (e.g., the hiring of additional personnel)) what were identified by the other Party as critical deficiencies.  The JSC (or the JCC) shall review this plan and respond at the second meeting.  If the JSC does not affirmatively determine, at the conclusion of such meeting, that the Selling Party has either satisfied the Marketing Rights Criteria or has put agreed upon plans in place to satisfy such criteria, the provisions of Section 15 shall apply; provided, for clarity, that if the Parties do not mutually resolve such disagreement under Section 15.2, either Party may submit the matter to arbitration under Section 15.3.  If the Selling Party agrees, or if it is determined, through the dispute resolution procedures of Section 15, that the Selling Party has not satisfied the Marketing Rights Criteria with respect to a country(ies) in the Selling Party’s Territory, [**].

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

4.2                               Post Opt-In Activities.

(a)                                  Joint Development Plan.

(i)                                      Following Sobi’s exercise of its Opt-In Right with respect to that Product, all Development, Post Opt-In Development and Final Development activities (including those designated as Additional Agreed Activities) for a Product, as well as further medical and development activities for such Product, shall be governed by the Joint Development Plan for such Product.  Any Continuing HLDP Activities will be incorporated into the Joint Development Plan.  For clarity, each Joint Development Plan shall specify all of the medical and development activities of each Party, whether to be conducted individually or jointly by the Parties, and shall specify which, if any, of such medical and development activities are Additional Agreed Activities.

(ii)                                   Biogen Idec shall prepare the first Joint Development Plan prior to Sobi’s exercise of its Opt-In Right.  Prior to [**] of each year, the JMDC shall update and the JSC shall approve the Joint Development Plan for each Product.  The JMDC may, from time to time, amend or modify the then-current Joint Development Plan.  Each Joint Development Plan shall contain sufficient details for each Party to conduct its typical budgeting activities.   Notwithstanding anything to the contrary in this Agreement, any Joint Development Plan prepared by Biogen Idec prior to Opt-In shall not be binding on Sobi to conduct any activities, or be responsible for any portion of any costs incurred, after the exercise of its Opt-In Right for a Product, except to the extent such Joint Development Plan is confirmed by the JMDC or JSC after Opt-In.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(b)                                  Post-Approval Commitments and other Post Opt-In Development Activities.  Biogen Idec, in consultation with Sobi, will design and conduct all post approval clinical study activities that are required by both the FDA and the EMA as conditions to the Regulatory Approvals granted by such agencies and, if one such Regulatory Approval precedes the other, any activities that are reasonably likely to be conditions to both such Regulatory Approvals (collectively, “US/EU Post-Approval Commitments”) in accordance with the applicable Joint Development Plan.  Biogen Idec and Sobi will share [**]. Except as provided in the foregoing sentences and for Additional Agreed Activities, each Selling Party shall conduct, at its expense, all other clinical studies required as conditions to the Regulatory Approvals granted by Regulatory Authorities in its Territory;  provided, that if, at the time of Sobi’s Opt-In for a Product, Biogen Idec is conducting such a clinical study for such Product in the EU, Biogen Idec shall continue to be the sponsor of, and have regulatory responsibility for, such clinical study. The JMDC will consider and make decisions in which a clinical study sponsored in one Party’s Territory would benefit by recruiting patients in the other Party’s Territory.  Subject to proposing to the JSC or JMDC, as the case may be, that a study be an Additional Agreed Activity, each Party may conduct, at its own expense, Phase IV and other additional clinical studies in its Territory to support its post approval commercial efforts; however, the proposing Party shall not conduct clinical studies to which the other Party may reasonably object, following good-faith discussion of such clinical studies.  The clinical studies described on Schedule 3.5 shall be deemed Additional Agreed Activities, which studies shall be set forth in the Joint Development Plan following Opt-In, and the Parties shall share the costs of such studies in accordance with the terms set forth in Section 4.4 and Schedule 3.5.  The sponsor for each such study shall be as set forth on Schedule 3.5.   If either Party desires to conduct a clinical study comprising Post Opt-In Development, it shall notify the JMDC and provide the JMDC the protocol, estimated costs and cost sharing ratio and such other information as the JMDC may request so that the other Party may determine whether such study shall be an Additional Agreed Activity and to determine whether it has any reasonable objection to the conduct of such study.  If the other Party agrees to [**] of the costs for such study, it shall be deemed an

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Additional Agreed Activity.

(c)                                   Post Opt-In Development Data.  Each Party shall use Commercially Reasonable Efforts to maintain records in accordance with its standard procedures of all Post Opt-In Development activities conducted by it hereunder, and of all data and other Information resulting from such activities.  Each Party shall provide the JMDC or JCC, as appropriate, top-line results of all Post Opt-In Development activities promptly after completion of such activities and preparation of such top-line results.  For any Additional Agreed Activity that is [**] by the Parties, including any US/EU Post-Approval Commitments, the Party that is responsible for obtaining data and preparing analyses and reports concerning such data shall, in addition to providing the top-line results, make available to the other Party in a reasonable format the full data and any analyses and additional reports relating thereto.    Any data and other Information arising from an Additional Agreed Activity (whether commenced before or after Opt-In for the relevant Product) that is [**] will trigger access to the full data and analyses and additional reports, then such other agreed ratio) by the Parties or any US/EU Post-Approval Commitments shall be deemed to be Jointly-Owned Know-How, and the provisions of Section 7.2(b) shall apply thereto.  Any data and other Information arising from an Additional Agreed Activity that is [**] by the Parties, or from any Post Opt-In Development that is not an Additional Agreed Activity, shall be solely owned by the Party that generated such data and other Information, and accordingly shall constitute either Sobi Sole Collaboration Know-How or Biogen Idec Sole Collaboration Know-How, as applicable.   Notwithstanding anything herein, all safety data relating to a Product, regardless of how arising, shall be treated in accordance with the applicable Safety Data Exchange Agreement.

(d)                                  Joint Commercialization Plan.  Biogen Idec shall prepare the strategic elements of the first Joint Commercialization Plan prior to Sobi’s exercise of the Opt-In Right.  Following Opt-In, the Parties shall use Commercially Reasonable Efforts to develop the operational

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

elements, and further refine or amend the strategic elements, of the Joint Commercialization Plan, within sixty (60) days of Opt-In.  Prior to [**] of each year, the JCC shall update and the JSC shall approve the Joint Commercialization Plan covering Commercialization activities for each Product.  The JCC may, from time to time, amend or modify the then-current Joint Commercialization Plans.  Each Joint Commercialization Plan shall contain sufficient details for each Party to conduct its typical budgeting activities.  For avoidance of doubt, each Joint Commercialization Plan shall specify all of the Commercialization Activities of each Party, whether to be conducted individually or jointly by the Parties, and shall specify which, if any, of such Commercialization Activities are Additional Agreed Activities. Notwithstanding anything to the contrary in this Agreement, any Joint Commercialization Plan prepared by Biogen Idec prior to Opt-In shall not be binding on Sobi to conduct any activities, or be responsible for any portion of any costs incurred, after the exercise of its Opt-In Right for a Product, except to the extent such Joint Commercialization Plan is confirmed by the JCC or JSC after Opt-In.

(e)                                   Commercialization Efforts.  Biogen Idec and Sobi, for each Product in respect of which Sobi has exercised its Opt-In Right, shall use Commercially Reasonable Efforts to (i) Commercialize the Products in their respective Territory in accordance with the then-current Joint Commercialization Plan; and (ii) compile, submit, and prosecute in a timely manner, in accordance with the relevant Joint Commercialization Plan, all necessary data, documents, Regulatory Filings (including labeling) and approvals of pricing and reimbursement in a format acceptable to the applicable Regulatory Authorities and reimbursement authorities in its Territory.

(f)                                    Appropriate Resources.  Each Party will maintain sufficient sales representatives and other resources to carry out in a timely manner its Commercialization obligations under this Agreement in such Party’s Territory.  Such sales representative organization will be appropriately dimensioned for the number of hemophilia-treating health care providers in each country in such Party’s Territory and will be appropriately targeted for the predominant prescribers of pharmaceuticals to treat hemophilia.  In performing all such Commercialization activities, each Party shall comply with all applicable laws, regulations and guidelines.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(g)                                   Global Strategies.  To the extent permitted by law, the overall product positioning and marketing messages used by each Party will be consistent with the global strategic marketing plan approved by the JCC, and shall be included within the Joint Commercialization Plan.  Each Party may modify such marketing messages only to the extent required to respond to country-specific needs.  Such global strategic marketing plan will be designed to attempt to maximize the global revenues and profits from the sale of the Product.  The Parties shall jointly create centrally-developed branding elements (e.g., trademark use, trade dress and color schemes) for use with regard to the Products.

(h)                                  Core Materials.  Each Party will keep the JCC informed regarding the preparation of its core promotional materials and core materials for training sales representatives with respect to the Products and, to the extent determined by the JCC, will provide the JCC with copies of such materials in advance of distribution.  Each Party will consider in good faith any reasonable suggestions or comments made in a timely manner by the other Party on such materials. Each Selling Party shall have the right, at its own risk, to adapt and use the other Party’s promotional and training materials in the Commercialization of the Products in the Selling Party’s Territory, so long as the Selling Party develops most of the promotional and training materials for use in its Territory and only occasionally adapts the core promotional and training materials prepared by the other Party.  In the event that the Selling Party adapts and uses a substantial portion (as determined by the other Party) of the other Party’s materials, the Selling Party shall share all expenses associated with the development and production of such materials.  Upon the reasonable request of the Selling Party for such adaptation or to the extent that the Parties share the costs for development, the other Party shall provide the Selling Party with such core promotional and training materials in electronic format.

(i)                                      Named Patient Supply in the Sobi Territory of US-labeled Product.   Following the Opt-In for a Lead Product and receipt of FDA’s approval of the Regulatory Filing for such Lead Product, if either Party receives a request from a medical practitioner for Named Patient Supply in the Sobi Territory for such Lead Product, such Party shall notify the other Party.  At Sobi’s request prior to the EMA approval of the Regulatory Filing for the applicable Lead

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Product, Sobi may, at Sobi’s expense:

(i)                                      purchase from Biogen Idec and distribute finished pharmaceutical Lead Product labeled for sale in the United States  to fulfill such requests, and

(ii)                                   access and reference the United States Certificate of Pharmaceutical Product (“CPP”) and the United States Regulatory Filing approval letter (and related Regulatory Approvals) to the extent necessary to support relevant applications or registrations; provided, that such rights shall only apply to Named Patient Supply programs that begin prior to the EMA approval of the Regulatory Filing for such Lead Product and shall only continue until the date that is two (2)  years after such EMA approval for such Lead Product (unless such period is extended by Biogen Idec in writing, following reasonable discussion with Sobi).  Sobi shall, to the extent legally permitted, be responsible for all interactions and applications with the relevant Regulatory Authorities in connection with such Named Patient Supply.  Sobi shall be responsible for compliance with all applicable laws and regulations in connection with the conduct of such Named Patient Supply, including any applicable laws of the United States and the subject country.  Biogen Idec shall have the right, but not the obligation, to review and approve any filings or correspondence with Regulatory Authorities and to attend any meetings with Regulatory Authorities.  Sobi may not modify, alter or add to the labeling of the Lead Product, without the express written approval of Biogen Idec on a case-by-case basis.  For avoidance of doubt, Biogen Idec shall have no obligation to supply any ancillary items.  Biogen Idec shall supply the Lead Products for such use in accordance with terms of the applicable CSAs.  If Biogen Idec changes the manufacturing process for a Lead Product that is being supplied to Sobi for Named Patient Supply, or if the CPP is otherwise modified, Biogen Idec shall provide written notice to Sobi reasonably in advance, and Sobi shall be responsible for ensuring that any further Named Patient Supply of such Lead Product comply with applicable laws and regulations.  Biogen Idec shall have the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

right to terminate each Named Patient Supply program, including the supply therefor, upon written notice to Sobi if Biogen Idec believes, in its reasonable discretion, that such Named Patient Supply program is not compliant with applicable laws or regulations or has, or is likely to have, a material adverse effect on the Commercialization activities for the Lead Product anywhere in the Biogen Idec Territory.  For clarity, following EMA approval of the Regulatory Filing of any Product, Sobi shall be free to make Named Patient Supply in any country in the Sobi Territory of such Product approved by, and bearing an approved label of, any other country in the Sobi Territory.  Biogen Idec shall be free to make Named Patient Supply in any country in the Biogen Idec Territory of any Product approved by, and bearing an approved label of, any other country in the Biogen Idec Territory.

(j)                                     Post-Approval, Pre-Transfer Commercialization Activities for Lead Products in Europe.  Biogen Idec and Sobi shall establish a plan for the commercial launch of each Lead Product during the MAH Transition Period for EMA in certain of the EMA Centralized Approval Countries with Biogen Idec as the MAH and Sobi having the exclusive right to sell and distribute such Product in the Sobi Territory pursuant to a distribution agreement to be negotiated in good faith by the Parties and executed no later than six (6) months after the exercise of the Opt-In Right by Sobi.  Such distribution agreement shall contain, among other customary terms for such an interim arrangement, the terms set forth in Schedule 4.2(j).  For the avoidance of doubt, sales of the Lead Products by Sobi under such distribution agreements shall be deemed to be sales by Sobi for purposes of calculating royalties due to Biogen Idec under this Agreement, and Biogen Idec’s sale of Lead Products to Sobi for resale under such distribution agreement shall not be subject to royalties.   For any Products that are developed after the Lead Products, the JSC shall discuss whether a distribution arrangement should be negotiated for the EU depending on the anticipated timing of receipt of the EU centralized  marketing authorization for such Product and the estimated time that MAH transfer is anticipated to require.   Such discussions by the JSC shall begin no later than eighteen (18) months prior to the target date for

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

the initial submission of an application for the EU centralized marketing authorization. If the JSC determines that a distribution arrangement would expedite timely market entry of such Product in the EU and is desirable to both Parties, the Parties shall negotiate in good faith the terms of a distribution agreement to facilitate such timely market entry following EMA approval.

(k)                                  Regulatory Interactions.  Following Sobi’s Opt-In for a Product, the Parties shall share information about material communications with Regulatory Authorities in their respective Territories and reasonably consider the other Party’s comments on such communications.  With respect to the preceding sentence and for purposes of clause (i) below, the “materiality” threshold shall be determined by the Joint Regulatory Team.  Without limiting the foregoing and in accordance with protocols and procedures established by the Joint Regulatory Team, the Parties shall:

(i)                                      share all material communications received from, or intended by a Party to be submitted to, a Regulatory Authority (e.g., submissions, contact reports, etc.) in a timely manner;

(ii)                                   for planned critical agency interactions (i.e., ones that require collaboration between the Parties rather than administrative interactions), the initiating Party must provide adequate notice to other Party to enable it to:

(A)                               participate in formulation of response;

(B)                               review written communications prior to submission; and

(C)                               to the extent permitted by the applicable Regulatory Authority, send a representative to attend key meetings with Regulatory Authorities (e.g., FDA, EMA).

unless the required contact with the Regulatory Authority is urgently required and imminent; and

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(iii)                                for unplanned critical interactions, each Party should notify the other Party as soon as possible; and for clarity, any follow-on activities following such unplanned critical interaction should be handled as planned interactions pursuant to Section 4.2(k)(ii).

(l)                                      Rights of Reference.

(i)                                      To the extent necessary or useful to exercise Sobi’s rights under the license grants in Section 7.1(a), Biogen Idec hereby grants, and shall ensure that its Affiliates grant, to Sobi and its permitted Sublicensees a “right of reference or use” (as that term is defined in 21 C.F.R. §314.3(b), as amended from time to time), to Biogen Idec’s Regulatory Filings (including CPPs) for the United States, and Biogen Idec shall provide appropriate notification of Sobi’s access and reference rights to the applicable Regulatory Authorities requested by Sobi.

(ii)                                   To the extent necessary or useful to exercise Biogen Idec’s rights under the license grants in Section 7.1(b), Sobi hereby grants, and shall ensure that its Affiliates grant, to Biogen Idec and its permitted Sublicensees a “right of reference or use” under Article 10c of Directive 2001/83/EC, as amended, to Sobi’s Regulatory Filings (including CPPs) with respect to the EU, and Sobi shall provide appropriate notification of Biogen Idec’s access and reference rights to the applicable Regulatory Authorities requested by Biogen Idec.

(m)                              Regulatory Audits.  If a Regulatory Authority in the Selling Party’s Territory requests Information Controlled by the other Party that was not previously disclosed to such Selling Party or desires to conduct an inspection or audit of any facility in which any Development, Post Opt-In Development or Manufacturing activities were or are being carried out under this Agreement by or on behalf of the other Party or its Sublicensees  or any data (including Collaboration Know-How) generated in the conduct of such activities by or on behalf of the other Party or its Sublicensees, then, in addition to its obligations under Section 4.2(k) above, (a) such other Party shall provide in a timely manner such requested Information, and (b)

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

such other Party shall cooperate, and cause any Third Party contractor to cooperate, with such Regulatory Authority during such inspection or audit.  Each Party agrees to use Commercially Reasonable Efforts to cause its Sublicensees and Third Party contractors to accept and abide by an audit mechanism substantially similar to the mechanism described in this Section 4.2(m).

4.3                               Additional Agreed Activities Designated After Opt-In. The Parties agree that it may, in some circumstances, be in each Party’s interest to avoid duplication of, and to coordinate, ongoing medical and development efforts and certain Commercialization activities for the Product that could impact both Parties’ Territories, and to share responsibility for costs of such activities that benefit the Territories of both Parties.  In furtherance of the foregoing, each Party may, following Opt-In, present to the JCC or JMDC, as appropriate, Commercialization activities or other activities that are not subject to the Parties’ then-existing obligations hereunder concerning Development or Final Development, but which it believes are likely to be of material benefit to the Product profile in both the Biogen Idec Territory and the Sobi Territory.   To the extent the JCC or JMDC, as applicable, determines that any such activities shall be Additional Agreed Activities, detailed plans to conduct such Additional Agreed Activities shall be set forth in the Joint Development Plan or the Joint Commercialization Plan, as applicable, along with budgets and the agreed cost sharing ratio for such activities.    The portion of the Additional Agreed Activities Expenses payable by Sobi that accrues prior to the Opt-In Consideration End Date will be added to the Opt-In Consideration as set forth in Section 4.1(b)(iii) or 3.1(c)(ii)(B)(v).    The portion of the Additional Agreed Activities Expenses payable by Sobi that accrues after the Opt-In Consideration End Date shall be paid as set forth in Section 4.4(b).  For clarity, Additional Agreed Activities conducted after Opt-In may be conducted by or at the direction of either Party as shall be set forth in the Joint Development Plan or Joint Commercialization Plan, as applicable.

4.4                               Post Opt-In Expenses.

(a)                                  General.  Except as otherwise expressly provided in this Agreement, including this Section 4.4, the election consideration under Sections 3.1(c)(i) and 3.1(c)(ii)(B), the Opt-In

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Consideration under Sections 3.1(c)(ii)(B) and 4.1(b), the Additional Agreed Activities under Sections 3.5 and 4.3, and Sections 4.2(b), 4.4, 4.6, 7.3 and 8.1(d), each Party shall bear the costs and expenses incurred by it to Finalize and Commercialize the Products in such Party’s Territory.

(b)                                  Additional Agreed Activities Expenses.

(i)                                      In respect of each Additional Agreed Activity, each Party shall be responsible for the percentage of Additional Agreed Activities Expenses as set forth in the Schedule 3.5 (with respect to the Lead Products), Joint Commercialization Plan or Joint Development Plan, or for Additional Agreed Activities agreed to by the Parties prior to Sobi’s Opt-In for the relevant Product, in the JSC meeting approved minutes, as applicable.

(ii)                                   On a Product-by-Product basis, following the Opt-In Consideration End Date for a Product, the amounts incurred by the Parties for Additional Agreed Activities Expenses relating to such Product shall be calculated and reported in writing in reasonable detail by each Party within 30 days after each quarter, and the net amount owed by one Party to the other Party for such quarter shall be paid within 45 days after issuance of an invoice from the Party to which such net amount is payable after exchange of such reports.

(c)                                   Shared Systems and Infrastructure Expenses.  For each Product, the Parties, through the JCC and JMDC, may agree to share responsibility for expenses for certain systems and infrastructure.  The Parties agree that upon Sobi’s Opt-In for a Lead Product, the Parties shall share expenses for the Global Safety Database as set forth in Section 4.6 below and for other systems and infrastructure as set forth in Schedule 4.4(c); provided, for clarity, that the Parties may, through the JCC and JMDC and without amending this Agreement, modify, add or remove the sharing of expenses for systems and infrastructure.  The cost sharing arrangement shall be set forth in Schedule 4.4(c), and from time to time may be updated to add or remove systems or infrastructure expenses as determined by the Parties on case-by-case basis based on

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

good faith determinations of relative benefits and costs of such activities for each Party’s Territory and taking into account the benefits and costs in respect of the use of such systems and infrastructure for other products.   The Parties acknowledge that Schedule 4.4(c) in the form attached to the Agreement as of the Effective Date contains fee estimates for both Lead Products for the entire calendar year 2014.  The Parties’ respective cost share shall be based on actual expenses applicable to each Lead Product for which Sobi has Opted-In and shall be calculated beginning on the date of Sobi’s Opt-In for such Lead Product in accordance with the allocations, rates and other terms set forth in Schedule 4.4(c), as it may be amended by the Parties, and, for avoidance of doubt, in accordance with Section 4.6 with respect to the Global Safety Database.  Unless otherwise expressly agreed in writing by the Parties, the amounts incurred by the Parties for such shared systems and infrastructure shall be calculated and reported in reasonable detail in writing by each Party within 30 days after each quarter, and the net amount owed by one Party to the other Party for such quarter shall be paid within 45 days after issuance of an invoice from the Party to which such net amount is payable after exchange of such reports.

(d)                                  Other.  Costs required to be shared under Section 4.6, costs in respect of Continuing HLDP Activities, and, to the extent the Parties expressly agree under Section 4.2(b) to share costs incurred in respect of a Product after Sobi’s exercises its Opt-In Right for such Product, such costs under Section 4.2(b) shall, in all such cases, be determined and paid as follows:

(i)                                      Unless otherwise expressly provided in this Agreement, the total amount of costs to be shared shall be determined in the same manner that Additional Agreed Activities Expenses are determined;

(ii)                                   Unless otherwise agreed by the Parties, Sobi’s share of such amounts shall be: (A) [**]% for costs incurred for US/EU Post-Approval Commitments under Section 4.2(b); (B) [**]% of the Development Expenses, Final Development Expenses and  Manufacturing Expenses incurred by Biogen Idec in the conduct of the Continuing HLDP Activities; provided, that, with respect to Products other

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

than Products that contain XTEN Constructs, the amount of Development Expenses payable under this clause (B) that are incurred prior to the Opt-In Consideration End Date shall not exceed the amount of the applicable Development Expense Cap set forth in Section 3.3(d) (less the portion of the Opt-In Consideration for such Product paid or payable pursuant to Section 4.1(b)(i)(B)); and (C) Sobi’s portion of costs incurred pursuant to, and determined in accordance with, Section 4.6.

(iii)                                Such amounts shall be calculated and reported in writing in reasonable detail by each Party within 30 days after each quarter, and the net amount owed by one Party to the other Party for such quarter shall be paid within 45 days after issuance of an invoice from the Party to which such net amount is payable after exchange of such reports.

4.5                               JCC Oversight.  The JCC shall oversee the Commercialization of the Products in each Territory.  If either Party chooses not to Finalize or Commercialize a Product (either itself or through an Affiliate or Third Party) in a particular country(ies) in such Party’s Territory, such Party shall notify the other Party, through the JCC, in writing and the Parties, through the JCC, shall determine whether to grant to the other Party or a Third Party the right to Finalize and/or Commercialize such Product in such country.  The non-selling Party shall have similar rights if the Selling Party fails to achieve the Marketing Rights Criteria. For clarity, the foregoing is not intended to restrict the Selling Party from appointing Sublicensees as permitted under Section 7.1(d).

4.6                               Safety Coordination.  Promptly following Sobi’s exercise of its Opt-In Right for a Product, the Parties shall enter into a safety data exchange agreement with respect to such Product that shall apply to the MAH Transfer Period for EMA (as it may be amended from time to time, the “Safety Data Exchange Agreement”).  The Parties shall prepare an amendment to the initial Safety Data Exchange Agreement to be effective upon the completion of the MAH transfer to Sobi to reflect Sobi’s role as the MAH. Promptly after execution of the initial Safety

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Data Exchange Agreement, the Parties shall negotiate in good faith such amendment with the intention to execute such amendment no later than six months after the exercise of such Opt-In Right. If there is any conflict between the provisions of a Safety Data Exchange Agreement for a given Product and this Section 4.6, the provisions of such Safety Data Exchange Agreement shall prevail.  The Parties agree to share a single Core Data Sheet.  Biogen Idec shall be responsible, either itself or through a Contract Research Organization (“CRO”), for the provision of a centralized pharmacovigilance database for all Products (the “Global Safety Database”).  For each Product in respect of which Sobi has exercised its Opt-In Right, Biogen Idec (or its appointed CRO) shall promptly provide to Sobi all information in the Global Safety Database necessary for Sobi to comply with its obligations to report Safety Events (to be defined in the applicable Safety Data Exchange Agreement), including read only electronic access at all times.  Each Party shall, and shall ensure that its Affiliates and Sublicensees shall, promptly provide to such CRO (or if Biogen Idec elects to maintain the Global Safety Database itself, Biogen Idec), for inclusion in the Global Safety Database all Safety Event information with respect to such Product.  Each Selling Party shall comply with all applicable law with respect to the reporting of Safety Events in its Territory where the Product is undergoing Post Opt-In Development or is being Commercialized.  The Party sponsoring any clinical trial with respect to a Product shall be legally responsible for reporting any Safety Events with respect to such Product to the relevant Regulatory Authorities and other government authorities in accordance with regulatory requirements, and the Party Commercializing the Product in a country shall be legally responsible for reporting any Safety Events with respect to such Product to the relevant Regulatory Authorities and other government authorities in such country in accordance with regulatory requirements.  For clarity, the Safety Data Exchange Agreement for such Product shall address the specifics for reporting of Safety Events to relevant Regulatory Authorities and other government authorities.  Notwithstanding anything herein, the procedures set forth in this Section 4.6 shall not be construed as restricting either Party’s ability to take any action that it deems to be appropriate or required of it under applicable law.  Sobi shall reimburse Biogen Idec for the expenses associated with Biogen Idec’s activities to prepare, operate, submit select safety reports, generate aggregate reports from, and manage the Global Safety Database that benefit the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Sobi Territory, and to process safety events, and, until MAH transfer, perform QPPV and pharmacovigilance activities, in the Sobi Territory, to the extent such activities are set forth in the Safety Data Exchange Agreement, as it may be amended. The amount of such reimbursed expenses shall be determined in accordance with the allocations, rates and other terms that are set forth on Schedule 4.4(c), as it may be amended by the Parties. The Parties may, through the JMDC and without amending this Agreement, modify, add or remove the sharing of such expenses, provided that, in all events, Biogen Idec shall manage the Global Safety Database for the benefit of both Parties (and Sobi shall reimburse Biogen Idec for the costs therefor as otherwise required under this Section 4.6). The amounts incurred by Biogen Idec and subject to such reimbursement shall be calculated and reported in reasonable detail in writing by Biogen Idec within 30 days after the end of each quarter, and such amount for such quarter shall be paid by Sobi within 45 days after invoice from Biogen Idec issued on or after the date of such report.

5.                                     Names and Trademarks.

5.1                               Selection of Proprietary and Non-Proprietary Names.  Non-proprietary and proprietary/brand naming activities and protections will be pursued by Biogen Idec prior to Sobi’s exercise of its Opt-In Right with the goal of establishing a consistent global brand and generic naming strategy and Sobi will be consulted in this process, via regular updates at JSC meetings.  Biogen Idec will be responsible for global INN designation of all Products.  Unless and until Sobi has elected not to Opt-In to a Product, Biogen Idec will not select a brand for the Sobi Territory without Sobi’s prior written consent.  After Sobi has exercised its Opt-In Right, the Parties will attempt to settle on an acceptable global brand. However, in the event of a disagreement on a global brand, each Party shall have the right to select a brand (“Product Trademark”) for its respective Territory, provided that neither Party shall select a Product Trademark for its Territory that the other Party, acting reasonably, objects could adversely affect the Product in its Territory.  Biogen Idec and Sobi agree that the Product Trademark in the Biogen Idec Territory (where allowed by Regulatory Authorities) for the Factor VIII:Fc Lead Product shall be ELOCTATE and the Product Trademark in the Biogen Idec Territory (where allowed by Regulatory Authorities) for the Factor IX:Fc Lead Product shall be ALPROLIX.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

5.2                               Product Trademarks.  No Product Trademark shall be the same as or confusingly similar to those trademarks then used by any Party for any of its other products nor contain the words “Sobi”, “Biogen Idec”, “SynFusion” or “Transceptor” and the Parties shall comply with Section 10.3 of the [**] Agreement.  Conditional upon Sobi having exercised its Opt-In Right with respect to each Product, each Party shall own all right, title and interest in and to each Product Trademark, and all goodwill with respect thereto, in each country in such Party’s Territory.  Except as otherwise agreed by the Parties, neither Party shall make any use of any of the Product Trademarks except to identify and promote the relevant Products as contemplated hereunder for Commercialization in such Party’s Territory.

5.3                               Protection of Trademarks.  Each Party shall cooperate with the other Party to protect the interest of such other Party in the Product Trademarks in such other Party’s Territory.  Each Party shall promptly inform the other Party of any actual or apparent infringement of such other Party’s interest in the Product Trademarks in such other Party’s Territory which may come to its attention during the Term.

6.                                     Additional Obligations.

In the performance of the obligations hereunder with respect to the Development, Post Opt-In Development, Final Development, Manufacture and Commercialization of the Products, each Party shall (a) comply, and shall ensure that its Affiliates, Sublicensees or Third Party contractors comply, with cGCP, cGLP and cGMP of the U.S., the European Union and of each country in the applicable Territory, (b) comply with the provisions of Schedule 6 with respect to the export and re-export of Products, and (c) use, and shall ensure that its Affiliates and permitted Sublicensees use, Commercially Reasonable Efforts to carry out its Development, Post Opt-In Development, Final Development, Manufacturing and Commercialization activities in compliance with all applicable laws governing the conduct of such activities, including all applicable export and import control laws.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

7.                                     Intellectual Property.

7.1                               Licenses.

(a)                                  License from Biogen Idec.

(i)                                      Subject to the terms and conditions of this Agreement, Biogen Idec hereby grants to Sobi during the Term, (A) the exclusive (except as to Biogen Idec and its Affiliates and permitted sublicensees), royalty-free, worldwide license under the Biogen Idec IP and Biogen Idec’s interest in the Jointly-Owned IP to Develop Products and to engage in Post Opt-In Development with respect to Products for which Sobi has Opted-In; (B) the exclusive (except as to Biogen Idec and its Affiliates and permitted sublicensees), royalty-bearing, worldwide license under the Biogen Idec IP and Biogen Idec’s interest in the Jointly-Owned IP to Manufacture (limited to fill-finish and/or pack and label of commercial Product) the Products; and  (C) the exclusive (except, with respect to Finalization, as to Biogen Idec and its Affiliates prior to Sobi’s exercise of the Opt-In Right for the applicable Product), royalty-bearing license under the Biogen Idec IP and Biogen Idec’s interest in the Jointly-Owned IP to Finalize and, following Opt-In for such Products, to Commercialize the Products in the Sobi Territory.  Sobi may sublicense the rights granted under the Biogen Idec IP and Biogen Idec’s interest in the Jointly-Owned IP, including those that are [**] Patent Rights, to (y) its Affiliates, and (z) a Third Party(ies) to the extent provided in Section 7.1(d).

(ii)                                   With respect to the [**] Patent Rights, anything to the contrary herein notwithstanding, the license granted to Sobi shall be (i) limited to the scope of, and by the restrictions imposed on, the license granted to Biogen Idec in the [**] Agreement and (ii) subject to the policies, federal laws and reserved rights set forth in the [**] Agreement.

(iii)                                Upon Sobi’s exercise of its Opt-In Right for a Product containing an XTEN Construct, all Information and Patent Rights that comprise Amunix Licensed Technology or which are otherwise subject to the Amunix License

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Agreement(s) shall be deemed to be Biogen Idec IP for purposes of this Agreement.  Notwithstanding Section 3.1(c) or any other provision of this Agreement, Sobi acknowledges that it shall have no rights under the Amunix Licensed Technology prior to Sobi’s exercise of an Opt-In Right for a Product containing an XTEN Construct, at which time, subject to the terms and conditions of this Agreement, Sobi shall be deemed to have a sublicense under the applicable Amunix Licensed Technology pursuant to the license to Sobi of Biogen Idec IP under Section 7.1(a)(i) hereof; provided that such sublicense shall be (i) limited to the scope of, and by the restrictions imposed on, the license granted to Biogen Idec in the applicable Amunix License Agreement and (ii) subject to the policies, federal laws and reserved rights set forth in the applicable Amunix License Agreement.  For clarity, as between Sobi and Biogen Idec, only Biogen Idec shall have the right under the Amunix Licensed Technology to conduct pre-clinical and non-clinical discovery and research activities on XTEN Constructs.

(b)                                  License from Sobi.

(i)                                      Subject to the terms and conditions of this Agreement, Sobi hereby grants to Biogen Idec during the Term, (A) the exclusive (except as to Sobi and its Affiliates and permitted sublicensees), royalty-free,  worldwide license under the Sobi IP and Sobi’s interest in the Jointly-Owned IP to Develop the Products and to engage in Post Opt-In Development with respect to Products, (B) the exclusive (except as to Sobi’s and its Affiliates’ and permitted sublicensees’ rights to Manufacture packaged and labeled finished drug product from drug substance provided by Biogen Idec), royalty-bearing, worldwide license under the Sobi IP and Sobi’s interest in the Jointly-Owned IP to Manufacture the Products (including, for the avoidance of doubt, any Product in respect of which Sobi does not exercise its Opt-In Right), (C) the exclusive, royalty-bearing license under the Sobi IP and Sobi’s interest in the Jointly-Owned IP to Finalize and Commercialize the Products in the Biogen Idec Territory, and (D) the non-exclusive license under

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

the Sobi IP and Sobi’s interest in the Jointly-Owned IP to Finalize each Product in the Sobi Territory prior to Sobi’s exercise of its Opt-In Right for such Product and, to the extent set forth in Section 4.2(j), during the MAH Transition Period for EMA, for such Product.  Biogen Idec may sublicense the rights granted hereunder to (x) its Affiliates and (y) a Third Party(ies) to the extent provided in Section 7.1(d).

(c)                                   No Implied Rights.  Neither Party makes any grant of intellectual property rights by implication.  All rights or licenses are or shall be granted only as expressly provided in this Agreement.  Without limiting the generality of the foregoing, a license granted under Information Controlled by a Party shall not imply the grant of any license under Patents Rights covering such Information or its practice.

(d)                                  Sublicenses. Neither Party may sublicense any of the rights granted under Section 7.1(a) or (b), as the case may be, license any of the Collaboration IP for uses related to a Product, or otherwise appoint Sublicensees without the other Party’s prior written consent, which shall not be unreasonably withheld or delayed, except:

(i)                                      Each Party and its Sublicensees may engage contract research organizations or other subcontractors to conduct Development, Post Opt-In Development, Final Development and Additional Agreed Activities so long as such engagements comply with the guidelines established from time to time by the JSC (or, in the case of Additional Agreed Activities, the guidelines established from time to time by the Parties for the applicable Additional Agreed Activities) and such Party remains responsible for all such activities;

(ii)                                   Biogen Idec may engage contract manufacturing organizations to provide certain portions of the Manufacturing of the Product(s), to the extent that it determines, in its reasonable discretion, that it would be more cost-effective to do so or that such activities would require unreasonable capital investment. Sobi may engage contract manufacturing organizations to provide fill and finish, pack and

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

label and certain specialized quality testing services to the extent that it elects to perform these activities;

(iii)                                The Selling Party may, subject to Section 4.1(e), engage contract sales organizations to provide additional sales representatives to supplement the Selling Party’s sales force in the Selling Party’s Territory so long as such Selling Party’s employees continue to perform the marketing and sales management;

(iv)                               The Selling Party may, subject to Section 4.1(e),  grant to a Sublicensee any or all of its Development, Final Development, Post Opt-In Development and/or Commercialization rights under Section 7.1(a) or (b), as the case may be, in any country in such Party’s Territory that is not a Major Market Country; provided that if the Selling Party has established a customary business practice in a country, then such grant shall be consistent with the Selling Party’s customary business practices in such country.

The Party granting a sublicense or license or otherwise appointing a Sublicensee shall promptly provide written notice to the other Party of any sublicense granted pursuant to this Section 7.1(d).  Upon request, the Selling Party shall provide the other Party copies of any written agreement granting such permitted rights, which written agreements will contain confidentiality, reporting, audit rights and access to records and data, Confidential Information obligations and post-termination obligations comparable to those set forth herein. The Selling Party shall have the right to redact from such copies any confidential information that is not reasonably necessary for the non-Selling Party to confirm compliance with the applicable terms of this Agreement.  The Selling Party shall remain liable for the performance by all sublicensees, licensees and Sublicensees of all obligations of the Selling Party hereunder.  Permitted Sublicensees shall not have the right to grant further sublicenses, except to their Affiliates on terms consistent with the license agreement with the sublicensing or licensing Party.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(e)                                   Amunix Agreements.

(i)                                      Sobi acknowledges that Biogen Idec’s decision to exercise its option for a commercial license under the Amunix Research Agreement, or not exercise such option, shall be at Biogen Idec’s sole discretion, and that no rights shall accrue to Sobi with respect to the Amunix Research Agreement, any Amunix License Agreement or any of the Amunix Licensed Technology, except as expressly set forth in this Agreement.

(ii)                                   Biogen Idec agrees that, from the period beginning on Sobi’s election under Section 3.1(c)(ii)(A) of this Agreement to treat an XTEN Construct as a Product under the Collaboration until the earlier of (i) Biogen Idec’s granting to Sobi a sublicense under the applicable Amunix License Agreement with respect to such XTEN Construct or (ii) Sobi’s electing not to exercise its Opt-In Right under Section 4.1(a) with respect to such XTEN Construct, Biogen Idec shall comply with the terms and conditions of the Amunix Research Agreement.

(iii)                                Sobi agrees that it shall, with respect to its activities for an XTEN Construct, comply with the terms and conditions of any Amunix License Agreement under which it receives a sublicense, including without limitation, with respect to diligence and confidentiality obligations.

7.2                               Ownership.

(a)                                  Ownership.  As between the Parties, Sobi shall own all Sobi IP, including all Sobi Sole Collaboration IP, and Biogen Idec shall own all Biogen Idec IP, including all Biogen Idec Sole Collaboration IP.  All Collaboration IP that is Jointly-Owned IP shall be owned jointly by Sobi and Biogen Idec.

(b)                                  Assignment.  Each Party hereby assigns to the other Party all of its right, title and interest in and to the Information and all associated intellectual property rights to be solely owned by the other Party in accordance with Section 7.2(a).  The assigning Party shall execute all documents necessary to effectuate this Section 7.2(b).  The assignee Party shall be responsible

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

for preparing all such assignment documents and for all out-of-pocket costs of the assignor Party required to prepare, authenticate and record such documents, including all such documents required to assign any Jointly-Owned IP as defined in, and that arose under, the 2010 Restated Agreement and which, as of the Effective Date, is a Party’s Sole Collaboration IP.

(c)                                   Joint IP.  Subject to the licenses granted hereunder, neither Party shall have an obligation to account to the other, or obtain the consent of the other, with respect to the exploitation (directly or through licensees or other Third Parties) of any Jointly-Owned IP, and each Party hereby waives any right it may have under the laws of any jurisdiction to require such an accounting or consent.  Neither Party will abandon or assign Jointly-Owned IP prior to offering the other Party the right to acquire its interest in such Jointly-Owned IP, except that a Party may assign its interest in Jointly-Owned IP to an Affiliate so long as such assignment is subject to the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement.  Subject to the foregoing, each Party shall have the right to abandon its interest in the Jointly-Owned IP, or to assign, license or otherwise transfer its interest in the Jointly-Owned IP to any Third Party without the consent of the other Party so long as such sale, license or transfer is subject to the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement.

(d)                                  Restrictions on Sole Collaboration IP.  Neither Party will abandon or assign its Sole Collaboration IP prior to offering the other Party the right to acquire its interest in such Sole Collaboration IP, except that a Party may assign its interest in any of its Sole Collaboration IP to an Affiliate so long as such assignment is subject to the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement.  If a Party grants a license for any use to a Third Party under any of its Sole Collaboration IP that covers a Product (other than only a Terminated Product for which the other Party is not the Continuing Party), the Party granting the license shall not give the Third Party licensee any prosecution or enforcement rights with respect to the licensed Sole Collaboration IP without the prior written consent of the other Party.  Subject to the foregoing and Section 7.3(d), each Party shall have the right to abandon its interest in its Sole Collaboration IP, or to assign, license or otherwise transfer its interest in its Sole

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Collaboration IP to any Third Party without the consent of the other Party so long as such sale, license or transfer is subject to the licenses granted pursuant to this Agreement and is otherwise consistent with this Agreement.

(e)                                   Policies.  In order to protect the Parties’ patent rights with respect to Collaboration Know-How, each Party agrees to maintain a policy that requires its employees, contractors and agents to record and maintain all data and information developed in the course of this Agreement in such a manner as to enable the Parties to use such records to establish the earliest date of invention and/or diligence to reduction to practice (e.g., an invention disclosure policy).  Each Party shall require all employees, agents and independent contractors performing activities under or contemplated by this Agreement to enter into written, binding agreements obligating each such employee, agent and independent contractor to assign his, her or its interest in any Information conceived or reduced to practice in the conduct of such activities to the Party for which such employee, agent or independent contractor is providing services; provided, that, in the case of an independent contractor, if obtaining the assignment of such Information to the Party for which such independent contractor is providing services is not practicable, such Party shall use commercially reasonable efforts to have the contractor grant a license to the Party, with right to grant sublicenses to the other Party, with respect to such Information.

(f)                                    Status of Amunix.  Biogen Idec and Sobi acknowledge that Amunix is a licensor of BIMA and agree that Amunix shall not be deemed to be a contractor of Biogen Idec for purposes of Section 7.2(e) or any other provision of this Agreement.

7.3                               Prosecution and Maintenance of Patent Rights.

(a)                                  Joint Patent Team.  The Parties shall establish a Joint Patent Team (the “JPT”), comprised of one (1) representative of Biogen Idec and one (1) representative of Sobi,  which representative shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents.  The initial representatives of each Party to the JPT shall be designated within thirty (30) days after the Effective Date.  The JPT shall meet twice per year (by telephone or video conference) to (i) review and discuss the status of the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Biogen Idec Patent Rights, Sobi Patent Rights and the Jointly-Owned Patent Rights and any invention disclosures received by the JPT members pursuant to Section 7.2(e) since the last JPT meeting; (ii) determine whether patent applications should be filed based on Jointly-Owned Know-How; (iii) determine any amendments to the Core Countries for Jointly-Owned Patent Rights pursuant to Section 7.3(c)(i) and to Core Countries for Biogen Idec Sole Collaboration Patent Rights and Sobi Sole Collaboration Patent Rights pursuant to Section 7.3(d)(i); (iv) review recent filings for the Jointly-Owned Patent Rights and establish budgets for prosecution of the same;  (v) report to the JSC on the matters discussed at such meetings; and (vi) assume such other responsibilities as are set forth in this Agreement. Each Party may invite its outside patent advisors to participate in any such meetings.  The JPT shall update the Schedules for the Biogen Idec Background Patent Rights, Biogen Idec Improvement Patent Rights, Biogen Idec Sole Collaboration Patent Rights, Jointly-Owned Patent Rights, Sobi Background Patent Rights, Sobi Improvement Patent Rights and Sobi Sole Collaboration Patent Rights, from time to time as reasonably necessary or upon request of the JCC.  Each Party will cooperate with the other Party and provide all information and data, and sign any documents, reasonably necessary and requested by the other Party for the purpose of preparing, filing and prosecuting Patent Rights pursuant to this Section 7.3.

(b)                                  Sole IP.  Except as provided in subsection (d) in respect of a Party’s Sole Collaboration Patent Rights:

(i)                                      Biogen Idec shall be responsible, at its expense, for the preparation, filing, prosecution (including any interferences, oppositions, reissue proceedings and reexaminations) and maintenance of Biogen Idec IP in its sole discretion and shall have no liability to Sobi for any failure to obtain a patent on the Biogen Idec IP or the failure to obtain a patent of commercially useful scope on the Biogen Idec IP.  Sobi shall be responsible, at its expense, for the preparation, filing, prosecution (including any interferences, oppositions, reissue proceedings and reexaminations) and maintenance of Sobi IP in its sole discretion and shall have no liability to Biogen Idec for any failure to obtain a patent on the Sobi IP or the failure to

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

obtain a patent of commercially useful scope on the Sobi IP.  Notwithstanding the foregoing, the Parties shall consult with each other via the JPT regarding the countries in which patent applications directed to the Biogen Idec IP or Sobi IP, as applicable, should be filed, prosecuted and maintained.  Each Owning Party of such Sole IP shall keep the other Party reasonably informed via the JPT with respect to such activities.

(ii)                                   If the Owning Party elects not to pursue the filing, prosecution or maintenance of a Coagulation Factor-Specific Claim in a particular country, then the Owning Party shall so notify the Non-Owning Party promptly in writing and in reasonable time to enable the Non-Owning Party to meet any deadlines by which an action must be taken to establish or preserve any such Coagulation Factor-Specific Claim in such country.  Upon receipt of each such notice from the Owning Party, the Non-Owning Party shall have the right, but not the obligation, to pursue the filing or support the continued prosecution or maintenance of such Coagulation Factor-Specific Claim in such country.  Any such action taken by the Non-Owning Party shall be in the name of the Owning Party and shall be at the Non-Owning Party’s expense.

(iii)                                This Section 7.3(b)(iii) shall apply to XTEN Constructs in lieu of Section 7.3(b)(ii), except as expressly set forth in Section 7.3(b)(iii)(C) below.

(A)                               “Factor-Specific Amunix Claim” means a Coagulation Factor-Specific Claim directed to an XTEN Construct in an Amunix Licensed Patent (as defined in the Amunix Research Agreement) for which Biogen Idec is deemed the Owning Party and for which Biogen Idec has the right to prosecute under the applicable Amunix License Agreement.

(B)                               Following Sobi’s exercise of its election right for an XTEN Construct under Section 3.1(c)(ii) and for the duration of the Term,

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

provided that Sobi exercises its Opt-In Right under Section 4.1(a) for such XTEN Construct, with respect to any Factor-Specific Amunix Claim directed to such XTEN Construct, if Biogen Idec elects not to pursue the filing, prosecution or maintenance of such Factor-Specific Amunix Claim in a particular country, then Biogen Idec shall so notify Sobi promptly in writing and within a reasonable period of time prior to any deadlines by which an action must be taken to establish or preserve any such Factor-Specific Amunix Claim in such country.  Within twenty (20) days of such notification, Sobi may elect to have Biogen Idec continue the filing, prosecution and maintenance of such Factor-Specific Amunix Claim at Sobi’s expense (including payments for Biogen Idec’s internal support at Biogen Idec’s then-current time and materials rates). If Sobi elects to have Biogen Idec continue to file, prosecute and maintain these claims, Biogen Idec will continue to control prosecution and will provide Sobi with copies of all proposed substantive communications to, and all substantive communications from, all patent offices regarding such Factor-Specific Amunix Claim, within a reasonable time after the receipt thereof.  Biogen Idec will consider any reasonable comments and instructions from Sobi and will, to the extent allowed under the relevant Amunix Research Agreement or Amunix License Agreement (such determination to be made in Biogen Idec’s discretion), take into account comments and instructions from Sobi, provided that doing so will not conflict with the prosecution strategy of other intellectual property under Biogen Idec’s control.  Sobi shall provide comments and instructions to Biogen Idec on a good faith and timely basis.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(C)                               Notwithstanding the foregoing, Biogen Idec may at any time elect to transition to Sobi the right to pursue the filing or support the continued prosecution or maintenance of such Factor-Specific Amunix Claim that Biogen Idec abandons and Sobi elects to continue in the same manner as provided in Section 7.3(b)(ii).

(c)                                   Joint Patent Rights.

(i)                                      Biogen Idec shall prepare, file, prosecute (including any interferences, oppositions, reissue proceedings and reexaminations) and maintain, in the Core Countries, jointly in Sobi’s and Biogen Idec’s names, any patent applications necessary to protect the proprietary positions of the Parties in any Jointly-Owned Patent Rights as further set forth in this Section 7.3(c).  Sobi and Biogen Idec shall consult in good faith and mutually agree through the JPT as to any additional countries in which Biogen Idec shall file, prosecute and maintain any such Patent Rights on a case-by-case basis.

(ii)                                   The Parties shall share equally (A) all expenses and fees paid by either Party to any patent office for the activities associated with the filing, prosecution, issuance and maintenance of the Jointly-Owned Patent Rights in the Core Countries and any additional countries agreed to by the Parties pursuant to Section 7.3(c)(i), and (B) any other out-of-pocket expenses (including outside counsel fees) incurred by the prosecuting Party for the preparation, filing, prosecution, issuance and maintenance of any such patent application and resulting patent.  Any internal and/or out-of-pocket-expenses (including outside counsel fees) for review costs incurred by the non-prosecuting Party and any internal expenses incurred by the prosecuting Party shall be borne by the Party incurring the expense.  The prosecuting Party shall invoice the non-prosecuting Party for fifty percent (50%) of such costs on a quarterly basis, and payment shall be due within forty-five (45) days after the date of such invoice.  Notwithstanding anything

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

herein, either Party may decline to pay its share of out-of-pocket expenses and fees for preparing, filing, prosecuting and maintaining any patent application or patent included in any Jointly-Owned Patent Rights in a particular Core Country or additional agreed country, in which case the declining Party shall assign to the other Party all of its right, title and interest in and to any such patent application or patent in the relevant Core Country or additional agreed country and all Patent Rights related thereto shall be considered part of such other Party’s Patent Rights (i.e., Biogen Idec Patent Rights or Sobi Patent Rights, as the case may be).

(iii)                                Each Party shall make available to the other Party, or its authorized attorneys, agents or representatives, such of its employees whom the other Party in its reasonable judgment deems necessary in order to assist it in obtaining patent protection for any inventions included within the Jointly-Owned Patent Rights.  Each Party shall sign or use its best efforts to have signed all legal documents necessary to file and prosecute patent applications or to obtain or maintain patents with respect to Jointly-Owned Patent Rights at no cost to the other Party.

(iv)                               Each Party shall provide the other Party with copies of all proposed substantive communications to all patent offices regarding patent applications or patents on any inventions included within the Jointly-Owned Patent Rights in reasonable time before the due date in order to enable the other Party an opportunity to comment on the content thereof, unless the other Party has declined to pay the expenses thereof.  Generally, a reasonable time for review and comment shall be thirty (30) days, unless the time periods set for filing by the relevant patent office is less than two (2) months from the date of receipt of the paper calling for a reply, in which case a shorter reasonable time shall be applicable.  In any such situation where a shorter reasonable time is to be used, the prosecuting Party shall promptly notify the other Party of the shorter period by which it intends to act.  Each Party will provide the other Party with copies of all substantive communications from all patent offices regarding patent applications

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

or patents on any inventions included within the Jointly-Owned Patent Rights promptly after the receipt thereof, unless the other Party has declined to pay the expenses thereof.

(d)                                  Sole Collaboration Patent Rights.

(i)                                      Biogen Idec Sole Collaboration Patent Rights. Biogen Idec shall prepare, file, prosecute (including any interferences, oppositions, reissue proceedings and reexaminations) and maintain, at its expense, any patent applications deemed necessary by Biogen Idec, using its reasonable judgment after discussion by the JPT, to protect any Biogen Idec Sole Collaboration Patent Rights, as further set forth in this Section 7.3(d)(i).  Biogen Idec shall so prepare, file, prosecute and maintain any such patent applications and patents in the Core Countries and such additional countries as Biogen Idec desires or Sobi may request.    Biogen Idec’s reasonable out-of-pocket expenses (including all costs of outside counsel) for preparing, filing, prosecuting (including any interferences, oppositions, reissue proceedings and reexaminations) and maintaining such patent applications and patents in such countries (other than the Core Countries) in the Sobi Territory requested by Sobi shall be reimbursed by Sobi.  Biogen Idec shall invoice Sobi for its share of such costs on a quarterly basis, and payment shall be due within forty-five (45) days after the date of such invoice.  Biogen Idec shall  make strategic prosecution and maintenance decisions for the Biogen Idec Sole Collaboration Patent Rights in the Core Countries and additional countries requested by Sobi without regard to whether such country is in a particular Party’s Territory; provided, for clarity, that, in making such decisions about prosecution (including whether to abandon), Biogen Idec shall be free to take into consideration local patent laws, the position of the local patent office in any country in the Sobi Territory that may differ from countries in the Biogen Idec Territory and the impact (other than prosecution costs) that case may reasonably have on Biogen Idec’s prosecution strategy for the patent family to which such Biogen Idec Sole Collaboration Right belongs.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Subject to the foregoing, if Biogen Idec elects, after consulting in good faith with Sobi, not to prepare, file, prosecute or maintain any patent application or patent covering any patentable inventions included in any Biogen Idec Sole Collaboration Patent Rights in a Core Country or additional country requested by Sobi in the Sobi Territory,  Biogen Idec shall promptly notify Sobi and Sobi shall have the right to prepare, file, prosecute and maintain such Patent Rights in such Core Country or additional country in the Sobi Territory, in Biogen Idec’s name, at Sobi’s sole cost.

(ii)                                   Sobi Sole Collaboration Patent Rights.   Sobi shall prepare, file, prosecute (including any interferences, oppositions, reissue proceedings and reexaminations) and maintain, at its expense, any patent applications deemed necessary by Sobi, using its reasonable judgment after discussion by the JPT, to protect any Sobi Sole Collaboration Patent Rights, as further set forth in this Section 7.3(d)(ii).  Sobi shall so prepare, file, prosecute and maintain any such patent applications and patents in the Core Countries and such additional countries as Sobi desires or Biogen Idec may request.    Sobi’s reasonable out-of-pocket expenses (including all costs of outside counsel) for preparing, filing, prosecuting (including any interferences, oppositions, reissue proceedings and reexaminations) and maintaining such patent applications and patents in such countries (other than the Core Countries) in the Biogen Idec Territory requested by Biogen Idec shall be reimbursed by Biogen Idec.  Sobi shall invoice Biogen Idec for its share of such costs on a quarterly basis, and payment shall be due within forty-five (45) days after the date of such invoice.  Sobi shall  make strategic prosecution and maintenance decisions for the Sobi Sole Collaboration Patent Rights in the Core Countries and additional countries requested by Biogen Idec without regard to whether such country is in a particular Party’s Territory; provided, for clarity, that, in making such decisions about prosecution (including whether to abandon), Sobi shall be free to take into consideration local patent laws, the position of the local

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

patent office in any country in the Biogen Idec Territory that may differ from countries in the Sobi Territory and the impact (other than prosecution costs) that case may reasonably have on Sobi’s prosecution strategy for the patent family to which such Sobi Sole Collaboration Right belongs.  Subject to the foregoing, if Sobi elects, after consulting in good faith with Biogen Idec, not to prepare, file, prosecute or maintain any patent application or patent covering any patentable inventions included in any Sobi Idec Sole Collaboration Patent Rights in a Core Country or additional country requested by Biogen Idec in the Biogen Idec Territory,  Sobi shall promptly notify Biogen Idec and Biogen Idec shall have the right to prepare, file, prosecute and maintain such Patent Rights in such Core Country or additional country in the Biogen Idec Territory, in Sobi’s name, at Biogen Idec’s sole cost.

(iii)                                Each Owning Party of Sole Collaboration Patent Rights shall keep the other Party reasonably informed of the preparation, filing, prosecution and maintenance of such Sole Collaboration Patent Rights via the JPT.

7.4                               Infringement of Party IP.

(a)                                  Sole IP.  The following provisions of this Section 7.4(a) shall apply, subject to Section 7.4(c) (Enforcement of Coagulation Factor-Specific Claims within the Amunix Licensed Patents), to all Biogen Idec IP other than Biogen Idec Sole Collaboration IP and all Sobi IP other than Sobi Sole Collaboration IP, both of which, for clarity, are subject to Section 7.4(d).

(i)                                      With respect to any actual or suspected infringement or misappropriation of the Owning Party’s IP applicable to a Product(s), the Owning Party shall have the initial right, but not the obligation, to initiate an appropriate suit against any Third Party who at any time is, or is suspected of, infringing the Owning Party’s Patent Rights anywhere in the world and the Owning Party shall have the sole right, but not the obligation, to initiate an appropriate suit against any Third Party who at any time is, or is suspected of, misappropriating the Owning Party’s Know-How anywhere in the world.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(ii)                                   Subject to any contractual obligations to, or restrictions imposed by, the Owning Party’s Third Party licensors, in the event that the Owning Party does not, within six (6) months of written notice from the Non-Owning Party of a suspected infringement of the Owning Party’s Patent Rights relating to the development, manufacture, use or sale of a Competitive Product (a “Product-Related Infringement”), commence and vigorously and continuously pursue thereafter an action to enjoin such infringement, the Non-Owning Party shall be entitled to commence the action in its name or otherwise take appropriate steps to halt such alleged infringement after giving the Owning Party advance notice of its intent to file any such suit and the reasons therefor; provided, however, that the Non-Owning Party shall not take (nor permit any of its licensees or sublicensees to take) any action involving the enforcement of any of the Owning Party’s Patent Rights in any way that would be reasonably likely to directly and adversely affect their scope, validity or enforceability without the prior written consent of the Owning Party, which consent shall not be unreasonably withheld. For clarity, the mere fact that an enforcement action could lead to a counterattack on scope, validity or enforceability by the alleged infringer shall not be grounds for withholding such consent, unless the Owning Party has reasonable grounds for determining that there is a reasonable likelihood of an adverse outcome and communicates the basis for such determination to the Non-Owning Party.

(iii)                                If a Party initiates suit pursuant to paragraphs (i) or (ii) above:

(A)                               the enforcing Party shall provide the non-enforcing Party with an opportunity to make suggestions and comments regarding such suit, and shall consider in good faith the suggestions and comments of the non-enforcing Party;

(B)                               the enforcing Party shall keep the non-enforcing Party promptly informed and shall from time to time discuss with the non-

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

enforcing Party the status of any such suit, and shall provide the non-enforcing Party with copies of all material documents filed in, and all material written communications relating to, such suit;

(C)                               with respect to any such suit, anything to the contrary notwithstanding, in the event that claims within the [**] Patent Rights are part of the Coagulation Factor-Specific Claims and included in such suit by Sobi, Sobi shall be responsible for complying with the last sentence of Section 7.1 of the [**] Agreement and with Section 7.6 of the [**] Agreement and for holding harmless, indemnifying and paying the costs of Owner (as such term is defined in the [**] Agreement) in accordance with Sections 7.2 and 7.3 of the [**] Agreement; and

(D)                               in the case of [**] Patent Rights, Sobi acknowledges the secondary right of [**] (i.e., after the right of Sobi) to pursue actual or suspected infringers as set forth in Section 7.8 of the [**] Agreement.

(iv)                               The Parties shall [**] all out-of-pocket expenses of any suit brought by either Party pursuant to this Section 7.4(a), including attorneys’ fees and court costs, with respect to a Product-Related Infringement; provided, however, that the non-enforcing Party may reduce, or decline to pay, its share of such expenses by providing written notice to the other Party.  Any recovery, lump-sum settlement, royalty payment or other consideration received by the Parties as a result of such litigation or settlement of any Product Related Infringement shall be disbursed as follows:

(A)                               first, each Party shall be reimbursed pro rata for the out-of-pocket expenses of the suit actually paid by it in connection with the alleged infringement, including attorney’s fees and court costs; and

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(B)                               second, the [**].

(v)                                  If necessary in order to commence or maintain or to obtain a more effective remedy in any suit referred to in this Section 7.4(a), the other Party shall, at its expense, join as a party to such suit, but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to such suit.  Further, such other Party shall, at its expense, offer reasonable assistance to the suing Party in connection therewith.

(vi)                               The Non-Owning Party shall not settle any suit involving the Owning Party’s IP which the Non-Owning Party is permitted to bring under this Section 7.4(a) without obtaining the prior written consent of the Owning Party, which consent shall not be unreasonably withheld. The Owning Party shall not settle such claims (including any suit or other proceeding) against such Third Party, including the grant of any rights in respect of the Owning Party’s IP, without the other Party’s written consent if such settlement may adversely affect such other Party’s rights hereunder.

(vii)                            In the event that any counterclaims are brought against a Party in any suit commenced by such Party pursuant to this Section 7.4(a), such Party shall have the sole right to defend such counterclaims.  Notwithstanding anything to the contrary herein, in the event of a declaratory judgment action or other claims alleging invalidity or unenforceability of any of the Owning Party’s IP (an “Invalidity Claim”), the Non-Owning Party shall have no right to settle such action or other claims by admitting the invalidity or unenforceability of the Owning Party’s IP, without the prior written consent of the Owning Party in its discretion.  Further, notwithstanding the foregoing, in the event of a declaratory judgment action alleging invalidity of any of the [**] Patent Rights, [**] shall have the first right set forth in Section 7.9 of the [**] Agreement.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(b)                                  Joint IP.  In the event that any Jointly-Owned IP is infringed or misappropriated by a Third Party, Sobi and Biogen Idec shall discuss whether, and if so, how, to enforce such Jointly-Owned IP or defend such Jointly-Owned IP (whether in an infringement action, declaratory judgment or otherwise).  If the Parties decide to jointly bring suit to enforce or defend such rights, the Parties shall share equally all out-of-pocket expenses of any such suit, including attorneys’ fees and court costs; provided, however, that either Party may reduce, or decline to pay, its share of such expenses by providing written notice to the other Party.  The recovery allocation provisions of Section 7.4(a)(iv) shall apply with respect to such a suit in the same way as they apply to a Product-Related Infringement.  In the event only one Party wishes to participate in the proceeding or defense, it shall have the right to proceed alone, provided that the proposed action to enforce or defend the Jointly-Owned IP is not reasonably likely to directly and adversely affect its scope, validity or enforceability.  Any such sole proceeding or defense shall be at such Party’s sole expense, and it may retain any recovery.  The other Party agrees, at the initiating Party’s expense, to cooperate and join in any such solely-initiated proceedings in the event that a Third Party successfully asserts that the co-owner of such Jointly-Owned IP is necessary or indispensable to such proceedings.

(c)                                   Enforcement of Coagulation Factor-Specific Claims within the Amunix Licensed Patents.  Upon Sobi’s exercise of its Opt-In Right under Section 4.1(a) for an XTEN Construct, Sections 7.4(a)(ii) through (vii) shall apply with respect to any Coagulation Factor-Specific Claim directed to such XTEN Construct in any Amunix Licensed Patents, provided that the time period specified in the first sentence of Section 7.4(a)(ii) shall be [**].  For clarity, any amounts recovered under such enforcement actions shall be allocated as follows: (i) first, to reimburse the Parties for their out-of-pocket expenses in accordance with Section 7.4(a)(iv)(A), [**], (ii) second, any recoveries characterized as lost profits shall be distributed between the Parties in accordance with Section 7.4(a)(iv)(B) [**], and (iii) third, any remaining recoveries shall be distributed between the Parties in accordance with Section 7.4(a)(iv)(B) [**].

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(d)                                  Sole Collaboration IP

(i)                                      With respect to any actual or suspected infringement or misappropriation of the Owning Party’s Sole Collaboration IP, the Owning Party shall have the initial right, but not the obligation, to initiate an appropriate suit against any Third Party who at any time is, or is suspected of, infringing the Owning Party’s Patent Rights within its Sole Collaboration IP anywhere in the world and the Owning Party shall have the sole right, but not the obligation, to initiate an appropriate suit against any Third Party who at any time is, or is suspected of, misappropriating the Owning Party’s Know-How within the Sole Collaboration IP anywhere in the world.

(ii)                                   Subject to any contractual obligations to, or restrictions imposed by, Amunix on Biogen Idec under an Amunix Agreement, if any, in the event that the Owning Party does not, within six (6) months of written notice from the Non-Owning Party of a suspected infringement of the Owning Party’s Sole Collaboration Patent Rights in the Non-Owning Party’s Territory, commence and vigorously and continuously pursue thereafter an action to enjoin such infringement, the Non-Owning Party shall be entitled to commence the action in its name or otherwise take appropriate steps in its Territory to halt such alleged infringement after giving the Owning Party advance notice of its intent to file any such suit and the reasons therefor; provided, however, that the Non-Owning Party shall not take (nor permit any of its licensees or sublicensees to take) any action involving the enforcement of any of the Owning Party’s Patent Rights in any way that would be reasonably likely to directly and adversely affect their scope, validity or enforceability without the prior written consent of the Owning Party, which consent shall not be unreasonably withheld.  For clarity, the mere fact that an enforcement action could lead to a counterattack on scope, validity or enforceability by the alleged infringer shall not be grounds for withholding such consent, unless the Owning Party has reasonable grounds for determining that there is a reasonable likelihood of an adverse outcome and communicates the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

basis for such determination to the Non-Owning Party.

(iii)                                If a Party initiates suit pursuant to paragraphs (i) or (ii) above:

(A)                               the enforcing Party shall provide the non-enforcing Party with an opportunity to make suggestions and comments regarding such suit, and shall consider in good faith the suggestions and comments of the non-enforcing Party; and

(B)                               the enforcing Party shall keep the non-enforcing Party promptly informed and shall from time to time discuss with the non-enforcing Party the status of any such suit, and shall provide the non-enforcing Party with copies of all material documents filed in, and all material written communications relating to, such suit.

(iv)                               The Parties shall share equally all out-of-pocket expenses of any suit brought by either Party pursuant to this Section 7.4(d), including attorneys’ fees and court costs, with respect to such infringement; provided, however, that the non-enforcing Party may reduce, or decline to pay, its share of such expenses by providing written notice to the other Party.  Any recovery, lump-sum settlement, royalty payment or other consideration received by the Parties as a result of such litigation or settlement of any such infringement shall be disbursed as follows:

(A)                               first, each Party shall be reimbursed pro rata for the out-of-pocket expenses of the suit actually paid by it in connection with the alleged infringement, including attorneys’ fees and court costs; and

(B)                               second, the Parties shall share any remaining amount in direct proportion to the share of expenses of such litigation paid by each.

(v)                                  If necessary in order to commence or maintain or to obtain a more effective remedy in any suit referred to in this Section 7.4(d), the other Party shall,

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

at its expense, join as a party to such suit, but shall be under no obligation to participate except to the extent that such participation is required as the result of being a named party to such suit.  Further, such other Party shall, at its expense, offer reasonable assistance to the suing Party in connection therewith.

(vi)                               The Non-Owning Party shall not settle any suit involving the Owning Party’s Sole Collaboration IP which the Non-Owning Party is permitted to bring under this Section 7.4(d) without obtaining the prior written consent of the Owning Party, which consent shall not be unreasonably withheld. The Owning Party shall not settle such claims (including any suit or other proceeding) against such Third Party, including the grant of any rights in respect of the Owning Party’s Sole Collaboration IP, without the other Party’s written consent if such settlement may adversely affect such other Party’s rights hereunder.

(vii)                            In the event that any counterclaims are brought against a Party in any suit commenced by such Party pursuant to this Section 7.4(d), such Party shall have the sole right to defend such counterclaims.  Notwithstanding anything to the contrary herein, in the event of an Invalidity Claim, the Non-Owning Party shall have no right to settle such action or other claims by admitting the invalidity or unenforceability of the Owning Party’s Sole Collaboration IP, without the prior written consent of the Owning Party in its discretion.

7.5                               Claimed Infringement.  In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, a Party, or any of its Affiliates or sublicensees, claiming infringement of its Patent Rights or unauthorized use or misappropriation of its know-how, based upon an assertion or claim arising out of the Development, Final Development, Manufacture, use, sale or other Commercialization of the Products, such Party shall promptly notify the other Party of the claim or the commencement of such action, suit or proceeding, enclosing a copy of the claim and all papers served.  Subject to the indemnity obligations under Section 10, such Party shall have the sole right to defend such claim, action,

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

suit or proceeding; provided, however, that, to the extent that any action would involve the enforcement of the other Party’s Patent Rights or the defense of an Invalidity Claim with respect to the other Party’s Patent Rights, the general concepts of Section 7.4 shall apply to the enforcement of such other Party’s Patent Rights or the defense of such Invalidity Claim.

7.6                               Mutual Cooperation.  In the event that any Party takes action pursuant to Section 7.4, the other Party shall cooperate with and reasonably assist the Party so acting to the extent reasonably possible, including providing access to relevant witnesses, documents and other records, the joining of suit as required by this Agreement or as otherwise desirable.  If such suit is brought solely by the enforcing Party, the enforcing Party shall pay such other Party’s reasonable out-of-pocket costs incurred in providing such cooperation and assistance.

7.7                               Certifications and Notices under Data Exclusivity Legislation.  Each Party shall inform the other of any certification or other notice regarding any Patent Right that such Party receives pursuant to 21 U.S.C. §§ 355(b)(2)(A)(iv) or 355(j)(2)(A)(vii)(IV), or regarding any Patent Right or Third Party application for regulatory approval for a product that cites a Product as a reference product pursuant to Title VII of the United States Patient Protection and Affordable Care Act (also commonly referred to as the Biologics Price Competition and Innovation Act), or any successor provisions to the foregoing, or any similar provisions in a country other than the United States, and shall provide the other Party with a copy of such certification or notice within five (5) days after receipt. The initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Section 7.4.

7.8                               Patent Term Restoration/Supplemental Protection.  The Parties shall cooperate with each other in obtaining patent term restoration or extensions (including supplemental protection certificates or their equivalents in any country).  If elections with respect to obtaining such patent term restoration or extensions are to be made, the Owning Party shall have the right to make the election after consulting in good faith with the JPT.

7.9                               Domain Name Registrations.  Biogen Idec shall have the right to register domain names

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

incorporating the brand names for any Product in the following top-level domains: .com, .biz, .org and .info.  Each Party shall have the right to register domain names incorporating the brand names for any Product in any country or region-specific top-level domain for a country or region in its Territory.  For purposes of illustration, Biogen Idec would be permitted to register eloctate.com and eloctate.us, and Sobi would be permitted to register eloctate.org.uk and eloctate.eu.  The Party that registers a domain name will take reasonable steps to ensure that renewals for such registrations are docketed and paid in a timely manner to avoid loss of the registration.  A copy of such docket shall be provided to the JPT at least every six (6) months.   If a Party intends not to renew any domain name incorporating the brand name of a Product, it shall so notify the other Party in writing and the other Party shall have the right to require the Party holding the registration to transfer it to such Party free of charge prior to the date the renewal fees are due so that the other Party can renew the registration.

8.                                     Payments.

8.1                               Royalties.

(a)                                  Base Royalty and Net Partner Revenue Share Rates.  Subject to Sobi’s obligation to repay the Opt-In Consideration, the Parties’ respective base royalty and Net Partner Revenue share obligations shall be as follows:

(i)                                      For Products Commercialized under the Collaboration:

(A)                               Sobi will pay Biogen Idec 12% of Net Sales in the Sobi Territory;

(B)                               Biogen Idec will pay Sobi 12% of Net Sales in the Biogen Idec North America Territory;

(C)                               Biogen Idec will pay Sobi 17% of Net Sales in the Biogen Idec Direct Territory; and

(D)                               In the Biogen Idec Partner Territory, Biogen Idec shall pay to Sobi

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

fifty percent (50%) of Biogen Idec’s Net Partner Revenue.

(ii)                                   Notwithstanding Section 8.1(a)(i), with respect to the two Lead Products only, where only one Lead Product is being Commercialized under the Collaboration and the other Lead Product does not receive Regulatory Approval in either Territory (regardless of any subsequent Products being Commercialized under the Collaboration):

(A)                               Sobi will pay Biogen Idec 10% of Net Sales in the Sobi Territory;

(B)                               Biogen Idec will pay Sobi 10% of Net Sales in the Biogen Idec North America Territory;

(C)                               Biogen Idec will pay Sobi 15% of Net Sales in the Biogen Idec Direct Territory; and

(D)                               In the Biogen Idec Partner Territory, Biogen Idec shall pay to Sobi fifty (50%) percent of Biogen Idec’s Net Partner Revenue.

(b)                                  Opt-In Consideration Repayment.

(i)                                      The Opt-In Consideration exceeding the Escrow Payment for each Product shall be repaid as (1) a supplement to Sobi’s applicable base royalty obligations and (2) a discount on Biogen Idec’s applicable base royalty and Net Partner Revenue share obligations, as follows:

(A)                               Sobi’s royalty obligation to Biogen Idec under Section 8.1(a) will be increased by five percentage points from the applicable base rate (for example, from 12% to 17%) in the Sobi Territory;

(B)                               Biogen Idec’s royalty obligation to Sobi under Section 8.1(a) will be reduced by five percentage points from the applicable base rate (for example, from 12% to 7% in the Biogen Idec North America

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Territory) in the Biogen Idec North America and Direct Territories; and

(C)                               the applicable Net Partner Revenue due to Sobi from the Biogen Idec Partner Territory shall be reduced by 15% (e.g. from 50% to 35%),

in all cases ((A), (B) and (C)) until the Opt-In Consideration for the applicable Product has been repaid in full. For clarity, the amounts of both such supplemental royalties and such reduction of royalties and Net Partner Revenue shall be deemed repayments of the Opt-In Consideration.

Notwithstanding the manner of its repayment, the Parties acknowledge that the Opt-In Consideration is a reimbursement of development expenses and not a milestone or royalty due in consideration for any right or license granted to Sobi hereunder.

(ii)                                   If repayment of the Opt-In Consideration for any Product being Commercialized under the Collaboration has not been achieved pursuant to Section 8.1(b)(i) above within 6 years of the First Commercial Sale of such Product, Biogen Idec shall have the right to require Sobi to pay any remaining balance to Biogen Idec within 90 days of the 6 year anniversary date of First Commercial Sale of that Product.

(iii)                                When, as a result of the supplements and/or discounts applied under Section 8.1(b)(i), and subject to any balancing payment due under Section 8.1(b)(ii), Biogen Idec has received the full Opt-In Consideration for a Product, the Parties’ respective royalty and Net Partner Revenue share obligations for such Product will revert to the applicable base levels stated in Section 8.1(a).

(iv)                               For the avoidance of doubt, any Opt-In Consideration outstanding upon termination of this Agreement in full or with respect to a particular Product shall

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

be repaid by supplements and discounts to the amounts otherwise payable after such termination to the extent provided in Section 14.3(a)(iii).

(v)                                  Notwithstanding anything to the contrary in Section 8.1(a) or (b), prior to the First Commercial Sale in the Sobi Territory of a Lead Product, Biogen Idec will pay Sobi 2% of Net Sales in the Biogen Idec North America Territory and the Biogen Idec Direct Territory and 10% of Biogen Idec’s Net Partner Revenues in the Biogen Idec Partner Territory in respect of such Lead Product.  Following the First Commercial Sale of such Lead Product in the Sobi Territory, Biogen Idec shall (A) commence paying royalties and a share of Net Partner Revenues as otherwise provided in Section 8.1(a) and (b) (including crediting toward Sobi’s obligation to repay the applicable Opt-In Consideration the amount of any reduction in royalties and Net Partner Revenue otherwise payable by Biogen Idec under Section 8.1(a)), and (B) credit toward Sobi’s obligation to repay the applicable Opt-In Consideration an amount equal to the difference between (1) a calculation of royalties and share of Net Partner Revenues based on the rates set forth in Section 8.1(a) for the Net Sales and Net Partner Revenues that occurred prior to  the First Commercial Sale in the Sobi Territory for such Lead Product (as if such rates were applicable during such time period), less (2) the aggregate royalties and share of Net Partner Revenues actually paid or payable under the first sentence of this Section 8.1(b)(v).  For purposes of illustration only,  assuming the First Commercial Sale of such Lead Product occurs in the Biogen Idec Territory and the base royalty and Net Partner Revenue share rates in Section 8.1(a)(i) apply:

1.                                      For the time period between Biogen Idec’s First Commercial Sale of such Lead Product in the Biogen Idec Territory and Sobi’s First Commercial Sale of such Lead Product in the Sobi Territory, Biogen Idec would initially make quarterly cash payments of 2% of Net Sales in the Biogen Idec North America Territory and the Biogen Idec Direct Territory and 10% of Biogen Idec’s Net

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Partner Revenues in the Biogen Idec Partner Territory.

2.                                      Upon Sobi’s First Commercial Sale in the Sobi Territory, Biogen Idec would credit toward the Opt-In Consideration:

(A)                               With respect to the Biogen Idec North America Territory, an amount equal to the difference between 12% and 2% (i.e., 10%) of Biogen Idec’s Net Sales in the Biogen Idec North America Territory for the time period between Biogen Idec’s First Commercial Sale and Sobi’s First Commercial Sale;

(B)                               With respect to the Biogen Idec Direct Territory, an amount equal to the difference between 17% and 2% (i.e., 15%) of Biogen Idec’s Net Sales in the Biogen Idec Direct Territory for the time period between Biogen Idec’s First Commercial Sale and Sobi’s First Commercial Sale; and

(C)                               With respect to the Biogen Idec Partner Territory, an amount equal to the difference between 50% and 10% (i.e., 40%) of Biogen Idec’s Net Partner Revenue for the time period between Biogen Idec’s First Commercial Sale and Sobi’s First Commercial Sale.

(vi)                               Notwithstanding anything to the contrary in Section 8.1(a) or (b), (i) prior to the First Commercial Sale in the Sobi Territory of a Product other than a Lead Product, Biogen Idec will pay Sobi 2% of Net Sales in the Biogen Idec North America Territory and the Biogen Idec Direct Territory and 10% of Biogen Idec’s Net Partner Revenues in the Biogen Idec Partner Territory in respect of such Product.  Following the First Commercial Sale of such Product in the Sobi Territory, Biogen Idec shall (A) commence paying royalties and a share of Net Partner Revenues as otherwise provided in Section 8.1(a) and (b) (including crediting toward Sobi’s obligation to repay the applicable Opt-In Consideration the amount of any reduction in royalties and Net Partner Revenue otherwise

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

payable by Biogen Idec under Section 8.1(a)), and (B) credit toward Sobi’s obligation to repay the applicable Opt-In Consideration an amount equal to the difference between (1) a calculation of royalties and share of Net Partner Revenues based on the rates set forth in Section 8.1(a) for the Net Sales and Net Partner Revenues that occurred between Opt-In and the First Commercial Sale in the Sobi Territory for such Product (as if such rates were applicable during such time period), less (2) the aggregate royalties and share of Net Partner Revenues actually paid or payable under the first sentence of this Section 8.1(b)(vi) in respect of Net Sales and Net Partner Revenue during such time period after Opt-In.  For purposes of illustration only, assuming the First Commercial Sale of such Product occurs in the Biogen Idec Territory and the base royalty and Net Partner Revenue share rates in Section 8.1(a)(i) apply:

1.                                      For the time period between Biogen Idec’s First Commercial Sale of such Product in the Biogen Idec Territory and Sobi’s First Commercial Sale of such Product in the Sobi Territory, Biogen Idec would make quarterly cash payments of 2% of Net Sales in the Biogen Idec North America Territory and the Biogen Idec Direct Territory and 10% of Biogen Idec’s Net Partner Revenues in the Biogen Idec Partner Territory.

2.                                      Upon Sobi’s First Commercial Sale in the Sobi Territory, Biogen Idec would credit toward the Opt-In Consideration:

(A)                               With respect to the Biogen Idec North America Territory, an amount equal to the difference between 12% and 2% (i.e., 10%) of Biogen Idec’s Net Sales in the Biogen Idec North America Territory for the time period between Opt-In and Sobi’s First Commercial Sale;

(B)                               With respect to the Biogen Idec Direct Territory, an amount equal to the difference between 17% and 2% (i.e., 15%) of Biogen Idec’s Net Sales in the Biogen Idec Direct Territory for the time period between Opt-In and Sobi’s First Commercial Sale; and

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(C)                               With respect to the Biogen Idec Partner Territory, an amount equal to the difference between 50% and 10% (i.e., 40%) of Biogen Idec’s Net Partner Revenue for the time period between Opt-In and Sobi’s First Commercial Sale.

3.                                      [**].

(vii)                            The Parties acknowledges that the compensation payable to the other Party under this Agreement is fair and reasonable compensation for the shared costs and risks undertaken and rights granted each other under this Agreement, notwithstanding any expiration of Patent Rights Controlled by such other Party that claim a Product or one Party’s ownership of all Collaboration IP that may be relevant to the applicable Product.

(c)                                   Reports and Payments.  The payments owed pursuant to Sections 8.1(a) or (b) shall be paid by the owing Party within forty-five (45) days after the end of each calendar quarter during the Term.  Each such payment shall be accompanied by a written report specifying the calculation of the Net Sales, Net Partner Revenues and the royalty and share of Net Partner Revenue payable thereon.

(d)                                  Third Party Fees and Royalties.

(i)                                      Except with respect to any payments payable prior to Sobi’s exercise of its Opt-In Right under Section 4.1(a) and any payments to be made to [**] pursuant to Sections 4.1, 4.2, 4.3, 4.4(a)(ii), 4.4(b)(i)(y) and 6.1 of the [**] Agreement, each of which shall be borne solely by Biogen Idec, the Parties shall bear any milestones, royalties and other payments payable to Third Parties in consideration of a license(s) under such Third Party intellectual property rights in respect of the Development, Finalization or Commercialization of the Products, pursuant to (1) the [**] Agreement, (2) any other agreement or understanding entered into with a Third Party licensor if the Parties mutually agree, or if mutually acceptable

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

independent patent counsel not regularly employed by either Party determines, that such license is reasonably necessary for such Development, Final Development or Commercialization (to the extent determined other than pursuant to a claim subject to indemnification under Section 10) or (3) any other agreement or understanding entered into with a Third Party licensor after the Effective Date with respect to Future Latent Background IP (defined below) as follows:

(A)                               [**];

(B)                               [**];

(C)                               [**];

(D)                               [**]

(E)                                [**].

(ii)            “Future Latent Background IP” means Biogen Idec Background IP or Sobi Background IP acquired from Third Parties after the Effective Date that did not (as of the Future Latent Background IP Acquisition Date) cover a Product in the form it existed (or in the form as planned in written documentation shared between the Parties) at the time the applicable Party first entered into an agreement to acquire rights to such Future Latent Background IP (the “Future Latent Background IP Acquisition Date”); provided, however, that such Biogen Idec Background IP or Sobi Background IP shall only qualify as Future Latent Background IP if the Party Controlling the applicable Future Latent Background IP notifies the JSC of its rights to such Future Latent Background IP and the payments and other material terms of the applicable Third Party agreement  (i) promptly after such Party becomes aware of a proposed change that would likely cause such Future Latent Background IP to cover a Product, and (ii) prior to the implementation of the changes to the Product that cause such Future Latent Background IP to cover a Product.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(e)                                   [**].

(f)                                    [**].

(i)                                      [**].

(ii)                                   [**].

8.2          Interest.  In addition to any other remedies available to the Party to whom payments are owed pursuant to this Agreement, if the Party owing such payments fails to pay any amounts when due, the Party owing such payments shall pay the Party to whom payments are owed a late payment charge equal to [**] (or the highest rate permitted by law, if lower).

8.3                               Records.  Each Party and its Affiliates shall, during the Term and for a period of three (3) years thereafter, maintain complete and accurate books and records of account relating to the sale of the Product in such Party’s Territory, and the calculation of Net Sales, Net Partner Revenues, Manufacturing, Development, Final Development Expenses and Additional Agreed Activities Expenses and the obligations to be shared by the Parties pursuant to Section 8.1, in sufficient detail to permit the accurate calculation of the payments due to the other Party hereunder.

8.4                               Audits.  Each Party (the “Auditing Party”) shall have the right during the Term and for a period of three (3) years thereafter, to have an independent certified public accountant reasonably acceptable to the other Party (the “Audited Party”) examine the relevant books and records of the Audited Party and its Affiliates during normal business hours, not more than once each calendar year, to verify that appropriate accounting and payments have been made under this Agreement.  In the event a determination is made that the Auditing Party has been underpaid or overcharged, the Audited Party shall promptly pay to the Auditing Party the amount by which the Auditing Party was underpaid or overcharged along with interest at a rate of interest provided for in Section 8.2 for the period that such amounts were due.  The fees and expenses of the accountant performing any verification pursuant to this Section 8.4 shall be paid by the Auditing Party; provided, however, that, if a determination is made that the amount paid to the Auditing Party with respect to any calendar year was less than [**] of the amount properly due to the Auditing

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Party, the Audited Party shall promptly reimburse the Auditing Party for the costs of such verification.  Any accountant who examines the books and records of the Audited Party pursuant to this Section 8.4 shall sign a confidentiality agreement reasonably satisfactory to the Audited Party.

8.5                               Rate of Exchange for Non-U.S.D. Payments.  All payments shall be made in U.S. Dollars.  With respect to any payments that may become payable hereunder based on currencies other than U.S. Dollars, conversion of foreign currency to United States Dollars will be made by applying the monthly average rate of exchange calculated by using the foreign exchange rates published in Bloomberg during the applicable month starting two (2) Business Days before the beginning of such month and ending two (2) Business Days before the end of such month.  If at any time legal restrictions in any country in the Territory prevent the prompt remittance of any payments hereunder, the paying Party shall have the right and option to make such payments by depositing the amount thereof in local currency to the account of the payee Party in a bank or depository in such country designated by the payee Party.

8.6                               Taxes.  In the event that laws or regulations require withholding of taxes on behalf of a Party from any payment owed by the other Party hereunder, such taxes will be deducted from such payment by the paying Party and will be remitted by the paying Party on behalf of the paid Party to the appropriate tax authority.  The paying Party will furnish the paid Party with proof of payment of such taxes as soon as practicable after such payment is made.  In the event that documentation is necessary in order for the paid Party to secure an exemption from or a reduction in any withholding of taxes, the paid Party shall provide such documentation in a timely manner to the paying Party.  The Parties will reasonably cooperate in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable law in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment.

9.                                     Confidentiality.

9.1                               Status of Collaboration Know-How.  All solely-owned Collaboration Know-How shall

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

constitute the Confidential Information of the Party that owns such Information.  The Jointly-Owned Know-How shall constitute the Confidential Information of both Parties.

9.2                               Use of Confidential Information.  During the Term and thereafter, each Party shall use the other Party’s Confidential Information solely for the purposes contemplated in this Agreement.

9.3                               Disclosure of Confidential Information.

(a)                                  During the Term and thereafter, neither Party shall directly or indirectly publish, disseminate or otherwise disclose, deliver or make available to any person outside its organization any of the other Party’s Confidential Information, except as expressly permitted herein.  Each Party shall have the right to provide Confidential Information received from the other Party to its employees, consultants and advisors and permitted Sublicensees, and the employees, consultants and advisors of its Affiliates, who have a need to know the Confidential Information and an obligation to maintain in confidence the Confidential Information of the Disclosing Party.  Either Party shall be entitled to disclose Jointly-Owned Know-How, including data and other Information that become Jointly-Owned Know-How pursuant to Sections 4.1(d) or 4.2(c), to (i) its patent counsel and to patent-granting authorities in, or in connection with, patent applications for purposes of prosecuting its Sole Collaboration Patent Rights, subject to review and discussion by the JPT pursuant to Section 7.3(a); and (ii) other Third Parties for all other purposes which are authorized and contemplated by this Agreement.  For clarity, neither Party shall have the right to disclose the other Party’s Sole Collaboration IP in, or in connection with, any patent applications without the Owning Party’s prior written consent.

(b)                                  To the extent that a Party has been granted the right to sublicense under the terms of this Agreement, each Party shall have the right to provide Confidential Information received from the other Party to the employees, consultants and advisors of its sublicensees and potential sublicensees who have a need to know the Confidential Information and an obligation to maintain in confidence the Confidential Information of the disclosing Party.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

(c)                                   Biogen Idec may share with [**] the information conveyed to it under Sections 7 and 8 and information about the Development, Post Opt-In Development, Final Development, Manufacture and Commercialization of the Products.  Such disclosure shall be under an obligation to maintain in confidence Sobi’s Confidential Information.

(d)                                  The Parties agree that, as between Sobi and Biogen Idec, all Confidential Information provided by Amunix or otherwise arising in connection with any of the Amunix Agreements shall be treated for purposes of this Agreement as Confidential Information of Biogen Idec, subject to any more stringent confidentiality and non-use requirements of the applicable Amunix Agreement to the extent such information is identified as the confidential information of Amunix.

9.4                               Release from Restrictions.  Notwithstanding the provisions of Sections 9.2 and 9.3, a Party shall not be prevented from using or disclosing the Confidential Information of the other Party which (a) was known or used by the Receiving Party prior to its date of disclosure to the Receiving Party; (b) either before or after its date of disclosure to the Receiving Party, is lawfully disclosed to the Receiving Party by a Third Party rightfully in possession of the Confidential Information, but only to the extent of the rights obtained from such Third Party; (c) either before or after the date of disclosure to the Receiving Party, becomes published or otherwise publicly known through no fault or omission on the part of the Receiving Party; (d) is independently developed by the Receiving Party without any use of the Confidential Information of the Disclosing Party; or (e) is reasonably necessary to comply with applicable government laws or regulations; provided, that the Receiving Party provides written notice of such disclosure to the Disclosing Party and takes all reasonable actions to avoid and/or minimize the degree of such disclosure.

9.5                               Disclosure of Financial and Other Terms.  Except as required by applicable laws, treaties, and regulations (including securities laws), the Parties agree that the terms of this Agreement will be considered Confidential Information of both Parties to which Section 9.3 applies.  Notwithstanding the foregoing, (a) either Party may disclose such terms as are required to be

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

disclosed in its publicly-filed financial statements or other public statements pursuant to applicable laws, regulations, and stock exchange rules (e.g., the U.S. Securities and Exchange Commission, Stockholmbörsen, or any other stock exchange on which securities issued by either Party may be issued) or otherwise disclosed pursuant to applicable law; provided, that (i) the terms of this Agreement shall be redacted to the greatest extent reasonably possible and (ii) to the extent practicable under the circumstances, such Party shall provide the other Party with a copy of the proposed text of such statements or disclosure (including any exhibits containing this Agreement) sufficiently in advance of the scheduled release or publication thereof to afford such other Party a reasonable opportunity to review and comment upon the proposed text (including redacted versions of this Agreement), (b) either Party shall have the further right to disclose the material financial terms of this Agreement under confidentiality undertakings to any actual or potential acquirer, merger partner, or providers of financing (whether in the form of debt, equity or otherwise) and their advisors, (c) either Party shall have the right to disclose information regarding the Development, Post Opt-In Development, Finalization, Manufacturing or Commercialization status of a Product to the extent such disclosure is made under a confidentiality undertaking to actual or prospective investors, or required by applicable laws or stock exchange rules, and (d) either Party shall have the right to disclose the material terms of this Agreement in private meetings with actual or potential providers of financing (whether in the form of debt, equity or otherwise).  Neither Party shall make any other statement to the public regarding the execution and/or any other aspect of the subject matter of this Agreement, except:  (x) where a Party reasonably believes disclosure is required under applicable laws or ethical commercial practice, (y) subject to Section 9.7, for customary discussions with current or prospective investors and analysts, and (z) either Party may use the text of a statement previously approved by the other Party or otherwise publicly disclosed in accordance with this Section 9.5.

9.6                               Publicity.  Except for disclosures required by law, regulation or stock exchange requirements, neither Party shall have the right to make any other public announcements with respect to this Agreement without the prior written consent of the other Party, except as provided in Section 9.5.  The Parties agree that any announcement made in respect of this Agreement shall

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

not contain the other Party’s Confidential Information or, if disclosure of Confidential Information is required by law or regulation, shall make reasonable efforts to minimize such disclosure and obtain confidential treatment for any such information which is disclosed to a government agency, it being understood that the other Party shall have the right, to the extent in accordance with applicable law, to review such Party’s disclosures to government agencies and require redaction of any information the other Party reasonably deems inappropriate for disclosure, including without limitation, key financial terms not previously disclosed as permitted hereunder.  Subject to applicable law and stock exchange requirements, each Party agrees to provide the other Party with a copy of any public announcement as far in advance of its scheduled release as reasonably practicable and such other Party shall have the right to expeditiously review and recommend changes to any announcement regarding this Agreement; provided that such right of review and recommendation shall only apply for the first time that specific information is disclosed and shall not apply to the subsequent disclosure of substantially similar information that has been previously disclosed.

9.7                               Investor Communications.   Each Party will use Commercially Reasonable Efforts to keep the other Party informed reasonably in advance of any planned public communications related to a Product or the Collaboration that are likely to impact, or raise questions or concerns, for the other Party’s investors.

(a)                                  Each Party agrees to deliver to the other Party the relevant sections of external investor communications, including regulatory filings, annual reports and earnings releases, that cover a Product, potential Product or the Collaboration, and will in good faith consider any changes that are timely recommended by the other Party.  Each disclosing Party will use Commercially Reasonable Efforts to provide the other Party with sufficient time to review such investor-related materials and to notify the other Party of any particularly urgent timeframes.

(b)                                  With respect to external earnings calls relevant to a Product, the reporting Party will submit materials (e.g., script, slides, select Q&A) related to such Product to the other Party at least two Business Days in advance of such proposed communication, the other Party will

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

have the right to review and recommend changes to such materials, and the reporting Party will in good faith consider any changes that are recommended by the other Party within two Business Days of receipt of such materials.

(c)                                   The Parties will in good faith cooperate on aligned corporate messaging for the global opportunity for the Products and potential Products.

(d)                                  Notwithstanding the foregoing, to the extent information regarding this Agreement, a Product, a potential Product or the Collaboration has already been publicly disclosed in accordance with the procedures above, either Party (or its Affiliates) may subsequently disclose the same information to the public without the consent or review right of the other Party.

9.8                               Use of [**] and Other Names.  Notwithstanding anything to the contrary in Sections 9.3 through 9.7, the Parties shall comply with Section 10.3 of the [**] Agreement.

10.                              Indemnification.

10.1                        Sobi Indemnification.  Sobi shall indemnify, defend and hold harmless the Biogen Idec Indemnified Parties from and against any and all liability, claims, damage, loss, or expense (including reasonable attorneys’ fees) resulting from any Third Party claims made or legal proceedings instituted against any of the Biogen Idec Indemnified Parties that arise out of or result from (a) the Post Opt-In Development, Final Development or Commercialization of a Product by or on behalf of Sobi, its Affiliates, permitted sublicensees and distributors (other than activities conducted on behalf of Sobi by Biogen Idec or its Affiliates) with respect to the Sobi Territory, including any claims of intellectual property infringement, death or bodily injury, or any claims arising from a customer’s use of such Product; (c) the Commercialization of a Product in the Sobi Territory during the MAH Transfer Period for EMA; (d) any Named Patient Supply program in the Sobi Territory; (e) any clinical trial or other Post Opt-In Development of a Product by or on behalf of Sobi (other than a clinical trial conducted on behalf of Sobi by Biogen Idec or its Affiliates), or (f) any actual or alleged breach by Sobi of this Agreement, except, in

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

each case, to the extent Biogen Idec is obligated to indemnify and hold harmless the Sobi Indemnified Parties therefrom pursuant to Section 10.2 or under any CSA.  Further, with respect to [**], Sobi shall comply with the indemnification obligations set forth in Section 10.2 of the [**] Agreement.  Sobi shall indemnify Biogen Idec for any patent reimbursement expenses, milestone payments, royalties or other amounts payable by Biogen Idec to Amunix to the extent that Sobi has breached its obligations hereunder to pay such amounts to Biogen Idec.  For clarity, the Manufacture of Products for commercial supply shall be subject solely to the applicable indemnification obligations set forth in the applicable CSA.

10.2                        Biogen Idec Indemnification.  Biogen Idec shall indemnify, defend and hold harmless the Sobi Indemnified Parties from and against any and all liability, claims, damage, loss, or expense (including reasonable attorneys’ fees) resulting from any Third Party claims made or legal proceedings instituted against any of the Sobi Indemnified Parties that arise out of or result from (a) the Development of a Product by or on behalf of Biogen Idec or Manufacturing of a Product for clinical use by Biogen Idec or its Affiliates or Third Parties to whom Biogen Idec has sublicensed the right to Manufacture such Product, including any claims of intellectual property infringement, death or bodily injury, or any claims arising from a customer’s use of such Product, (b) the Post Opt-In Development, Final Development or Commercialization of a Product by or on behalf of Biogen Idec, its Affiliates, permitted sublicensees and distributors with respect to the Biogen Idec Territory, including any claims of intellectual property infringement, death or bodily injury, or any claims arising from a customer’s use of such Product; (c) any clinical trial of a Product by or on behalf of Biogen Idec (other than a clinical trial conducted on behalf of Biogen Idec by Sobi or its Affiliates), or (d) any actual or alleged breach by Biogen Idec of this Agreement, except, in each case, to the extent Sobi is obligated to indemnify and hold harmless the Biogen Idec Indemnified Parties therefrom pursuant to Section 10.1.  [**].  For clarity, the Manufacture of Products for commercial supply shall be subject solely to the applicable indemnification obligations of the applicable CSA.

10.3                        Limitation on Indemnification.  Notwithstanding anything to the contrary set forth elsewhere herein, neither Party shall be obligated to indemnify the other Party or any other Sobi

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Indemnified Party or Biogen Idec Indemnified Party for claims or liabilities to the extent arising from such other Party’s, or its Affiliates’, sublicensees’ or assigns’ negligence, intentional misconduct, or breach of its duties, obligations, warranties or representations set forth herein.

10.4                        Procedure.  The Party seeking indemnification shall provide the indemnifying Party with written notice of any claim or action within ten (10) days of its receipt thereof, and shall afford the indemnifying Party the right to control the defense and settlement of such claim or action.  The Party seeking indemnification shall provide reasonable assistance to the indemnifying Party in the defense of such claim or action.  If the defendants in any such action include both Parties, and the indemnified Party concludes that there may be legal defenses available to it which are different from, additional to, or inconsistent with, those available to the indemnifying Party, the indemnified Party shall have the right to select separate counsel to participate in the defense of such action on its behalf, and the indemnified Party shall bear the cost and expense of such separate defense, unless and to the extent the Parties otherwise agree or it is determined through arbitration hereunder that such costs and expense are or were required to be indemnified by the indemnifying Party and are or were required to be incurred separately due to such different, additional, or inconsistent defenses.  Should the indemnifying Party determine not to defend such claim or action, the indemnified Party shall have the right to maintain the defense of such claim or action and the indemnifying Party shall provide reasonable assistance to it in the defense of such claim or action and shall bear the reasonable cost and expense of such defense (including reasonable attorneys’ fees).  Neither Party shall settle any such claim or action in a way that prejudices or adversely impacts the other Party without the prior approval of such other Party (which approval shall not be unreasonably withheld).

10.5                        Allocation.  In the event a claim is based partially on an indemnified claim described in this Section 10 and partially on a non-indemnified claim, or is based partially on a claim described in Section 10.1 and partially on a claim described in Section 10.2, any payments and reasonable attorney fees incurred in connection with such claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each Party.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

11.                              Insurance.

11.1                        Without limiting either Party’s undertaking to defend, indemnify, and hold the other Party harmless as set forth in Section 10, each Party shall obtain and maintain, promptly following the development of the CTD, a Commercial General Liability policy including coverage for Commercial General Liability claims and coverage for products liability claims, in an amount and coverage reasonably determined by such Party on a country-by-country basis.  The foregoing coverage shall continue during the Term and, with respect to product liability claims, for a period of five (5) years after the Term.  Notwithstanding the foregoing, either Party  may self-insure to the extent that it self-insures for its other products.

12.                              Representations and Warranties.

12.1                        Representations.  Each Party (the “Representing Party”) represents and warrants to the other Party that, as of the Effective Date:  (a) the Representing Party is a corporation duly organized and in good standing under the laws of the jurisdiction of its incorporation, and it has full power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement; (b) the Representing Party has the full right, power and authority to enter into this Agreement and to grant the rights and licenses granted by it under this Agreement; (c) there are no existing or, to the Representing Party’s knowledge, threatened actions, suits or claims pending with respect to the subject matter of this Agreement or the Representing Party’s right to enter into and perform its obligations under this Agreement; (d) the Representing Party has taken all necessary action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement; (e) this Agreement has been duly executed and delivered on behalf of the Representing Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof, subject to the general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally; (f) all necessary consents, approvals and authorizations of all regulatory and governmental authorities and other persons required to be

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

obtained by the Representing Party in connection with the execution and delivery of this Agreement and the performance of its obligations under this Agreement have been obtained; (g) the execution and delivery of this Agreement by the Representing Party and the performance of the Representing Party’s obligations hereunder do not conflict with, or constitute a default under, any of its contractual obligations; and (h) the Representing Party has not been debarred under the Generic Drug Enforcement Act of 1992 (21 U.S.C. §301 et seq.), is not under investigation for debarment action, has not been disqualified as an investigator pursuant to 21 C.F.R. §312.70, does not have a disqualification hearing pending and is not currently employing any person or entity that has been so debarred or disqualified to perform any of the Representing Party’s obligations under this Agreement.

12.2                        Debarment Actions.  The Representing Party shall promptly notify the other Party if it is debarred or disqualified as described in Section 12.1(h) and shall terminate any so debarred or disqualified individual’s or entity’s participation in the performance of any of the Representing Party’s obligations under this Agreement promptly upon the Representing Party’s awareness of such debarment or disqualification.

12.3                        IP Warranties.  Each Party warrants that as of the Effective Date:  (a) it owns, or is exclusively licensed under, such Party’s Background IP; (b)  no claim has been made against such Party alleging that such Party’s Background Patent Rights are invalid or unenforceable or that the exploitation of such Party’s Background Patent Rights or such Party’s Background Know-How infringes or misappropriates any intellectual property right of any Third Party; (c) it has not granted any Third Party any rights in respect of the Products or that are otherwise inconsistent with the term of this Agreement; (d) except as set forth in Schedules 1.12 or 1.104, as applicable, it is not aware of any of its existing Background Patent Rights that, in its reasonable judgment, cover the Product (or its method of manufacturing or use) as the Product and such methods exist on the Effective Date and are known to such Party; and (e) all of its Sole Collaboration Patent Rights existing on the Effective Date are listed on Schedules 1.25 or 1.114.

12.4                        Limitation of Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN SECTIONS 12.1

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

THROUGH 12.3, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND UNDER THIS AGREEMENT (INCLUDING WITH RESPECT TO ANY MATERIALS PROVIDED UNDER THIS AGREEMENT), EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, OR VALIDITY OF PATENT CLAIMS, WHETHER ISSUED OR PENDING.

13.                              Limitation of Liability.

13.1                        EXCEPT WITH RESPECT TO A BREACH OF SECTION 9 OR A PARTY’S LIABILITY PURSUANT TO SECTION 10, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES, ARISING OUT OF THIS AGREEMENT, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STATUTE, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.  The Parties agree that the actual, direct costs incurred by a Party to perform Development, Finalization, Manufacturing or Commercialization obligations hereunder that the other Party was obligated to perform but failed to perform (subject to the right of such other Party to cure such breach and subject to the provisions of Section 15 if the occurrence of such breach is disputed) shall be deemed to be direct damages and not subject to this limitation.

14.                              Term and Termination.

14.1                        Term.  Unless terminated earlier in accordance with Section 14.2, this Agreement shall remain in force for the period commencing on the Original Execution Date and shall continue, with respect to each Product, for as long as such Product is being sold anywhere in the world (the “Term”).

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

14.2                        Termination.

(a)                                  Termination for Convenience.  Either Party (the “Withdrawing Party”) may at any time provide to the other Party (the “Non-Withdrawing Party”) six (6) months’ written notice of the Withdrawing Party’s intent to terminate this Agreement in its entirety or with respect to a Product, and, upon the expiration of such six (6) month period (or at such earlier time as the Non-Withdrawing Party may designate), this Agreement shall terminate in its entirety or with respect to such Product.  With respect to any Amunix License Agreement pursuant to which a sublicense to Sobi is then in effect hereunder, any termination by Amunix of such Amunix License Agreement for Biogen Idec’s uncured breach thereof shall be deemed to be a termination for convenience by Biogen Idec of this Agreement solely with respect to any Product(s) comprising an XTEN Construct that had been licensed to Biogen Idec under such terminated Amunix License Agreement, and Biogen Idec shall be deemed to be the Withdrawing Party with respect to such Product(s).

(b)                                  Breach.

(i)                                      Upon any material breach of a material obligation of this Agreement by a Party (the “Breaching Party”), the other Party (the “Non-Breaching Party”) may, by providing [**] prior written notice to the Breaching Party, terminate this Agreement, which notice shall identify the material breach, the intent to so terminate and the actions or conduct that it considers would be an acceptable cure of such breach.  The Breaching Party shall have a period of [**] after such written notice is provided to cure such breach (the “Initial Cure Period”).  If the material breach is not cured within such [**], the Non-Breaching Party may terminate this Agreement upon [**] written notice; provided, that if the Breaching Party disputes such material breach as provided in subsection (ii) below, such termination shall be effective only as provided in such subsection (ii).  Such termination shall apply solely with respect to a Product(s) if such breach related solely to such Product(s) (but not all then-

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

current Products), and shall otherwise apply to this Agreement in its entirety.

(ii)                                   If the Non-Breaching Party gives notice of material breach under this Section 14.2(b) and the Breaching Party disputes whether there is a material breach, then the issue of whether the Non-Breaching Party may properly terminate this Agreement on expiration of such Initial Cure Period shall be resolved in accordance with Section 15, the Parties shall cooperate to allow such determination to be made within [**] after a Party requests such determination (or as promptly thereafter as possible) and this Agreement shall not terminate except as provided in this Section 14.2(b)(ii).  If, as a result of such dispute resolution process, it is determined that the Breaching Party committed a material breach and the Breaching Party does not cure such breach within [**] after the date of the arbitration award (the “Additional Cure Period”), then such termination shall be effective upon the expiration of the Additional Cure Period.  If the Parties dispute whether such breach was so cured, either Party alone may request the same arbitration tribunal to determine whether it was so cured and the Parties shall cooperate to allow such determination to be made within thirty (30) days after a Party requests such determination.  Such dispute resolution proceeding does not suspend either Party’s obligations hereunder and each Party shall use reasonable efforts to mitigate all damages.  If, as a result of such dispute resolution proceeding, it is determined that the Breaching Party did not commit a material breach (or that such breach was cured within the permitted time period or, subject to the right to recover damages as provided in Section 15, the Additional Cure Period), then no termination shall be effective and this Agreement shall remain in effect as it was prior to such notice by the Non-Breaching Party.

14.3                        Effects of Expiration or Termination.

(a)                                  Upon termination of this Agreement in its entirety (in which case all Products are

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

considered to be terminated), or upon non-election by Sobi pursuant to Sections 3.1(c)(i) or 3.1(c)(ii), or non-exercise by Sobi of its Opt-In Rights under Section 4.1(a), or upon termination with respect to a Product pursuant to Sections 14.2(a) or (b) (each Product that is so terminated or for which Sobi does not exercise its Opt-In Right and any product containing a Compound Construct for which Sobi does not elect its rights under Sections 3.1(c) shall be a “Terminated Product”):

(i)                                      The licenses granted by the Non-Continuing Party to the Continuing Party with respect to all Terminated  Products shall remain in effect after such termination on a sublicenseable (provided that such sublicensees comply with the relevant provisions of this Agreement) basis and shall be converted to exclusive licenses to (A) Develop, Post Opt-In Develop, Finalize and Commercialize the Terminated Products anywhere in the world, and (B) Manufacture the Terminated Products anywhere in the world (which, if Sobi is the Non-Continuing Party, shall be limited to such rights under the Sobi Sole Collaboration IP and, only to the extent then (x) incorporated into or then being used in the Manufacture of the applicable Terminated Product or (y) planned  (as evidenced by written documentation shared between the Parties prior to the date of termination) on being incorporated into, or being used in the Manufacture of, the applicable Terminated Product, other Sobi IP);

(ii)                                   The Non-Continuing Party, with respect to the Terminated Products, (A) shall, at the Non-Continuing Party’s expense, submit letter(s) or application(s) to the relevant Regulatory Authorities and take such other actions to transfer ownership of the Regulatory Filings and Regulatory Approvals in each country in the Territory to the Continuing Party within thirty (30) days after receipt of the required documentation from the Continuing Party for inclusion in such letter(s) or application(s) (provided, that, if, at the time of termination (or such non-election or non-exercise), any clinical trials are being conducted by the Non-Continuing Party, such transfer may be delayed, in the Continuing Party’s

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

reasonable discretion, to permit the Non-Continuing Party to complete such clinical trials, and the Non-Continuing Party shall complete such trials at the Continuing Party’s expense); (B) shall, at the Non-Continuing Party’s expense, immediately assign to the Continuing Party, all of its right, title and interest in and to all of its Sole Collaboration IP and other clinical, technical and other relevant reports, records, data and other tangible Information specifically relating to the Terminated Products (provided that the Non-Continuing Party may retain one (1) copy of such Information in its archives solely to verify its compliance with its continuing obligations of confidentiality under this Agreement); (C) shall, at the Non-Continuing Party’s expense, take appropriate steps with the relevant Regulatory Authorities to effect such assignments (to the extent permitted under applicable law); (D) shall, at the Non-Continuing Party’s expense, deliver to the Continuing Party one (1) copy of each physical embodiment of the items in clauses (A) and (B) in a mutually agreeable format promptly but in no event more than thirty (30) days after such termination (or such non-election or non-exercise); (E) hereby grants to the Continuing Party, subject to such termination (or such non-election or non-exercise), a royalty-bearing license, with the right to grant sublicenses, to use the foregoing to Develop, Manufacture, Finalize and Commercialize the Terminated Products anywhere in the world; (F) shall, at the Non-Continuing Party’s expense, (1) assign to the Continuing Party, promptly after such termination (or such non-election or non-exercise), but in any event no later than thirty (30) days after such termination (or such non-election or non-exercise), all of its right, title and interest in and to the Product Trademarks for the Terminated Products and all goodwill therein, and any domain name registrations incorporating the brand names for the Terminated Products; and (2) assist the Continuing Party in taking appropriate steps with the relevant governmental authorities or, with respect to domain name registrations,  domain name registrars, to effect such assignment; (G) the provisions of Sections 7.3, 7.4, 7.6, 7.7,  7.8 and 7.9 shall apply; provided, that the rights granted to a Party in its role as the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Non-Owning Party thereunder shall apply only if the Non-Owning Party is the Continuing Party;

(iii)                                The Non-Continuing Party shall assign to the Continuing Party any then-current Commercialization agreements with Third Parties (except as otherwise requested by the Continuing Party), the Continuing Party’s Territory shall be expanded to include all countries of the world, and the Continuing Party shall pay to the Non-Continuing Party, based on the date of which the Agreement is so terminated (or the date of such non-election or non-exercise), (A) the percentage (listed in the following table) of Net Sales by the Continuing Party or its Affiliates of each Terminated Product in each calendar quarter (provided, that, for purposes of this Section 14.3(a)(iii), sales made by Sublicensees of the Continuing Party shall not be considered in calculating Net Sales), and (B) the percentage (listed in the following table) of Sublicense Income or Net Partner Revenue received by the Continuing Party or its Affiliates with respect to rights granted to Third Parties to Commercialize each Terminated Product in any calendar quarter:

	Date of Termination (or non-election or non-exercise)	Percentage of Net Sales payable by the Continuing Party	Percentage of Sublicense Income/Net Partner Revenue payable by the Continuing Party
Row A	[**]	[**]	[**]
Row B	[**]	[**]	[**]
Row C	[**]	[**]	[**]

[**].

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Such payments shall be paid within forty (45) days after the end of each calendar quarter, and Sections 8.2 through 8.6 shall apply mutatis mutandis to such payments and for as long as each Terminated Product is being Developed, Manufactured, Finalized or Commercialized;

(iv)                               The Parties shall in good faith draft and execute an agreement reflecting the terms of this Section 14.3(a) and, to the extent applicable, Section 14.3(b); and

(v)                                  Except as set forth in Section 10.2, the Continuing Party shall be solely responsible for any milestones, royalties and other payments payable to Third Parties following termination in consideration of a license(s) under such Third Party intellectual property rights in respect of the Development, Post Opt-In Development, Finalization or Commercialization of the Terminated Products, regardless of whether such payments are to be made with respect to intellectual property rights licensed (i) to the Continuing Party, other than as described in the following clauses (ii) and (iii); (ii) to the Non-Continuing Party and sublicensed to the Continuing Party hereunder (including pursuant to the [**] Agreement), provided that the Non-Continuing Party has provided a copy of the relevant Third Party license agreement to the Continuing Party; or (iii) to both Parties.  If the Continuing Party wishes to discontinue making such payments pursuant to clauses (ii) or (iii), the Continuing Party shall provide written notice thereof to the Non-Continuing Party and the Continuing Party shall thereafter not be required to make such payments nor shall the Continuing Party be licensed under the relevant Third Party intellectual property rights.

(vi)                               [**].

(b)                                  Upon termination or expiration of this Agreement in its entirety for any reason, in addition to the provisions of Section 14.3(a):

(i)                                      each Receiving Party shall (A) promptly return to the Disclosing Party all

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

materials and records in its possession or control containing Confidential Information of the Disclosing Party or, at the election of the Receiving Party, destroy such Confidential Information of the Disclosing Party, and (B) destroy:  (1) any notes, reports or other documents prepared by the Receiving Party which contain Confidential Information of the Disclosing Party; and (2) any Confidential Information of the Disclosing Party (and all copies and reproductions thereof) which is in electronic form or cannot otherwise be returned to the Disclosing Party; provided, however, that (3) each Party may retain the Confidential Information of the other Party to the extent necessary to exercise its rights which survive termination or expiration, and (4) the Receiving Party may retain one (1) copy of the Disclosing Party’s Confidential Information in its archives solely to verify its compliance with its continuing obligations of confidentiality under this Agreement;

(ii)                                   the provisions of Sections 4.2(l)(to the extent the licenses granted under Section 7.1 continue in accordance with this Section 14.3), 4.2(m), 7.1(b)(last unenumerated paragraph only and to the extent the Continuing Party appoints Sublicensees),  7.2(a), 7.2(c), 8.1(c), 8.2-8.6, 9, 10, 11, 12.4, 13, 14.3, 14.4, 14.5, 15 and 16 shall survive in accordance with their terms and, to the extent required to give effect to such sections, the provisions of Section 1 and other Sections referred to in any of the foregoing shall survive.

14.4                        Non-Exclusive Remedy.  Termination of this Agreement in whole or in part shall be in addition to, and shall not prejudice, the Parties’ remedies at law or in equity, including, without limitation, the Parties’ ability to seek legal damages and/or equitable relief with respect to any breach of this Agreement, regardless of whether or not such breach was the reason for the termination.  Upon termination or expiration of this Agreement in whole or in part for any reason, in addition to the provisions of Section 14.3, neither Party will be released from any obligations that accrued prior to the effective date of expiration or termination.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

14.5                        Rights from [**].  Anything to the contrary notwithstanding, in the case of the [**] Patent Rights, upon any termination of the [**] Agreement [**] shall honor Sobi’s sublicense to the [**] Patent Rights as provided in the [**] Letter Agreement, unless [**] is at that time the Non-Continuing Party.

15.                              Dispute Resolution.

15.1                        JSC Resolution Procedure.  The JSC shall attempt in good faith to resolve any dispute (a) between the Parties arising out of or relating to the execution, interpretation and performance of this Agreement (including the validity, scope and enforceability of this provision) or (b) within any other Committee arising out of or relating to any matter within the scope of responsibilities of such Committee.  The JSC shall meet within fourteen (14) days after delivery of the notice of dispute from a Committee or any Party and shall attempt in good faith to resolve the dispute.  If the dispute has not been so resolved, either Party may present a notice of dispute to the Executive Officers of the Parties.

15.2                        Negotiation Between Officers.  Within fifteen (15) days after delivery of the notice of dispute pursuant to Section 15.1, the Executive Officers of the Parties shall meet or converse by telephone at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute.  All reasonable requests for information made by one Party to the other will be honored.  All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.  If the Executive Officers do not resolve the dispute within thirty (30) days after the initial delivery of the notice pursuant to Section 15.1 (or such lesser or longer period as they may agree is a useful period for their discussions), then:

(a)                                  to the extent such dispute relates to (i) research activities (including in vitro and in vivo testing) or Development prior to Opt-In, (ii) Manufacturing (other than alleged breach of a CSA, which shall be resolved as set forth therein), (iii) Post Opt-In Development, Final Development or Commercialization in the Biogen Idec Territory or (iv) until Sobi has exercised its Opt-In Right for the relevant Product, Final Development for the Sobi Territory, then Biogen

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Idec shall have the final authority to resolve such dispute in its reasonable discretion; provided, that Biogen Idec shall not have such final authority in respect to the approval of any amendments to the HLDP Principles or Material Operational Changes and further provided, that Biogen Idec may not take any action that would conflict with the rights granted Sobi hereunder or conflict with the terms of this Agreement, the CSAs or the Safety Data Exchange Agreement;

(b)                                  to the extent [**];

(c)                                   in its exercise of its decision rights hereunder, neither Party shall knowingly act in a way that will adversely affect the Commercialization of a Product in the other Party’s Territory; and

(d)                                  with respect to any other dispute, either Party may institute a formal arbitration of such matter pursuant to Section 15.3.

15.3                        Arbitration.

(a)                                  Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, which has not been resolved pursuant to Sections 15.1 or 15.2 shall be finally settled by binding arbitration conducted in the English language in London, England under the commercial arbitration rules of the London Court of International Arbitration.  Each Party shall appoint an arbitrator and the two (2) arbitrators so appointed shall jointly appoint a third arbitrator; provided, however, that if they cannot agree (or if one Party refuses to appoint an arbitrator) within thirty (30) days after the initiation of the arbitration, then such unappointed arbitrator(s) shall be appointed by the President of the London Court of International Arbitration.  Disputes about arbitration procedure shall be resolved by the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

arbitrators or failing agreement, by the London Court of International Arbitration in London, England.  The arbitrators may proceed to an award notwithstanding the failure of the other Party to participate in the proceedings.  Discovery shall be limited to mutual exchange of documents relevant to the dispute, controversy or claim; depositions shall not be permitted unless agreed to by both Parties.

(b)                                  The arbitrators shall be authorized to grant interim relief, including to prevent the destruction of goods or documents involved in the dispute, protect trade secrets and provide for security for a prospective monetary award.  The limitations on liability set out in Section 13 shall apply to an award of the arbitrators.  Specifically, but without limitation, under no circumstances shall the arbitrators be authorized to award punitive or multiple damages.  Any purported award of punitive or multiple damages or of other damages not permitted under Section 13 shall be beyond the arbitrators’ authority, void, and unenforceable.

(c)                                   If the dispute subject to such arbitration proceeding arises under Section 14.2(b)(ii), the arbitral tribunal shall be directed to first determine whether the applicable Party is entitled to terminate under Section 14.2(b).  The arbitral tribunal’s decision on such issue shall be the arbitration award referred to in Section 14.2(b)(ii) for the purpose of commencing the Breaching Party’s final right to cure during the Additional Cure Period.  The same tribunal shall then continue such proceeding for the purpose of determining all damages and other remedies, including a monetary amount to compensate the Non-Breaching Party for all damages and other losses incurred or suffered as a result of a material breach and any failure to cure such breach while dispute resolution proceeding is pending and the Additional Cure Period (subject to the limitations of Section 13).

(d)                                  [**].  The award of the arbitrators shall be the sole and exclusive remedy of the Parties and shall be enforceable in any court of competent jurisdiction, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrators.  Notwithstanding anything contained in this Section 15 to the contrary, each Party shall have the right to institute judicial proceedings against the other Party or anyone acting by, through or under such other Party, in

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

order to enforce the instituting Party’s rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

16.                              Miscellaneous.

16.1                        Notice.

(a)                                  All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be sent by e-mail, hand delivered by messenger or courier service, or mailed by registered or certified mail (postage prepaid), return receipt requested, or delivered by reputable international air courier delivery service, addressed to:

If to Sobi:	Swedish Orphan Biovitrum AB (publ.)
Tomtebodavägen 23A, Solna
SE-112 76 Stockholm
Sweden
Attn: General Counsel
E-mail: legal@sobi.com

with a copy to:	Wiggin and Dana LLP
281 Tresser Blvd.
Stamford, CT 06901
USA
Attn: James F. Farrington, Jr.
E-mail: jfarrington@wiggin.com

If to Biogen Idec:	Biogen Idec Hemophilia Inc.
14 Cambridge Center
Cambridge, Massachusetts 02142
USA
Attention: President
E-mail: legaldepartment@biogenidec.com

with a copy to:	General Counsel
Biogen Idec Inc.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

225 Binney Street

Cambridge, MA 02142

USA

E-mail: legaldepartment@biogenidec.com

(b)                                  Each such notice shall be deemed delivered (i) on the date delivered if by personal delivery, (ii) on the date of transmission if by e-mail (so long as the receiving party acknowledges receipt thereof by email within two business days thereafter), (iii) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed, or (iv) four (4) calendar days after delivery to the applicable air courier.

(c)                                   Either Party may from time to time to change its address upon written notice to the other Party in accordance with this Section 16.1.

16.2                        Force Majeure.  No failure or omission by a Party in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement or create any liability if the same shall arise from any cause or causes beyond the reasonable control of such Party, which may include, but are not limited to, the following:  acts of God; acts or omissions of any government; any rules, regulations or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; flood; storm; earthquake; accident; war; rebellion; insurrection; riot; and invasion; and provided that such failure or omission resulting from one of the foregoing causes is cured as soon as is practicable after its occurrence.

16.3                        Assignment; Binding Effect; Performance of Obligations.

(a)                                  Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either Party without the prior written consent of the other Party, except to a single Third Party that acquires, by merger, sale of assets or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of this Agreement relates.  Notwithstanding the foregoing, each Party shall have the right to assign this Agreement, in whole or in part, to an Affiliate of such Party, or to procure the performance by an Affiliate of some or

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

all of such Party’s obligations hereunder, without the prior written consent of the other Party, provided that such Party guarantees the performance of such Affiliate of its obligations hereunder.  Any assignment not in accordance with the foregoing shall be void.  The Parties acknowledge that (i) with regard to the performance of obligations owed to Amunix by Biogen Idec as referenced in this Agreement, performance by BIMA will be deemed to satisfy performance obligations of Biogen Idec and (ii) references in this Agreement to amounts paid or due from Biogen Idec to Amunix shall be deemed to be amounts paid or due from BIMA and/or Biogen Idec, as the case may be, to Amunix.

(b)                                  Each Party agrees that, notwithstanding any provisions of this Agreement to the contrary, in the event that this Agreement is assigned by either Party in connection with the sale or transfer of all or substantially all of the business and assets of such Party to which the subject matter of this Agreement pertains, such assignment shall not provide the non-assigning Party with rights or access to intellectual property or technology of the acquirer of such Party.

16.4                        Modifications; Waivers.  No change, modification, extension, termination or waiver of any obligation, term or provision contained herein shall be valid or enforceable unless same is reduced to writing and signed by a duly authorized representative of each of the Parties to be bound thereby.  No waiver of any right in any one instance shall constitute a waiver of that right or of any other right in other instances under this Agreement.

16.5                        Entire Agreement.  This Agreement, the SOI FIX Assignment and Guaranty, the Equity Agreements, and the Schedules attached hereto, the Factor VIII and Factor IX CSAs between the Parties dated respectively on or about May 2, 2012 and October 23, 2012, any additional supply agreement between the Parties (if and when executed), the Safety Data Exchange Agreement, any quality agreement between the Parties (when executed) and the distribution agreement between the Parties for the MAH Transition Period (when executed pursuant to Section 4.2(j)) contain every obligation and understanding between the Parties relating to the subject matter hereof and supersedes all prior discussions, negotiations and agreements, if any, between them relating to the subject matter hereof (including the Confidentiality Agreement), and neither of the

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

Parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

16.6                        Severability.  If, under applicable law or regulation, any provision of this Agreement is invalid or unenforceable, or otherwise directly or indirectly affects the validity of any other material provision(s) of this Agreement (“Severed Clause”), it is mutually agreed that this Agreement shall endure except for the Severed Clause.  The Parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such Severed Clause in light of the intent of this Agreement.

16.7                        Section Headings.  The section headings in this Agreement are for convenience of reference only and shall not be deemed to affect the interpretation of any provision of this Agreement.

16.8                        Relationship of Parties.  This Agreement shall not constitute or be construed as creating a partnership, employer-employee or joint venture relationship between the Parties, and neither Party shall be liable for any debts or obligations of the other Party.  Neither Party shall have any power to enter into any contracts or commitments in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

16.9                        Construction.  Each Party acknowledges that it has been advised by counsel during the course of negotiation of this Agreement and, therefore, that this Agreement shall be interpreted without regard to any presumption or rule requiring construction against the Party causing this Agreement to be drafted. Except where the context otherwise requires, wherever used, the use of any gender will be applicable to all genders and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means including, without limiting the generality of any description preceding such term.  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document refer to such agreement, instrument or other document as from time to time amended,

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

Execution Version

supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein or therein), (b) any reference to any laws refer to such laws as from time to time enacted, repealed or amended, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, refer to this Agreement in its entirety and not to any particular provision hereof, and (d) all references herein to Sections and Schedules, unless otherwise specifically provided, refer to the Sections of and Schedules to this Agreement.

16.10                 Governing Law.  This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of New York, without reference to the choice of law principles thereof.

16.11                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the Effective Date.

BIOGEN IDEC HEMOPHILIA INC.

By:	/s/ Glenn Pierce

Name:	Glenn Pierce

Title:	President, Biogen Idec Hemophilia

SWEDISH ORPHAN BIOVITRUM AB

By:	/s/ Geoffrey McDonough

Name:	Geoffrey McDonough

Title:	CEO

By:	/s/ Fredrik Berg

Name:	Fredrik Berg

Title:	General Counsel

[**] [Thirteen (13) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Seven (7) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Seventeen (17) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Two (2) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Two (2) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

SCHEDULE 1.115

SOBI TERRITORY

Albania, Algeria, Andorra, Armenia, Austria, Azerbaijan, Bahrain, Belarus, Belgium, Bosnia Herzegovina, Bulgaria, Corsica, Croatia, Cyprus, Czech Republic, Denmark, Djibouti, Egypt, Estonia, Falkland Islands, Finland, Former Yugoslav Republic of Macedonia, France, Georgia, Germany, Gibraltar, Greece, Guadaloupe, Guyane, Hungary, Iceland, Iran, Iraq, Ireland, Italy, Jordan, Kuwait,  Latvia, Lebanon, Libya, Liechtenstein, Lithuania, Luxembourg, Malta, Martinique, Mauritania, Mayotte, Moldova, Monaco, Morocco, New Caledonia, Norway, Oman, Poland, Polynesia, Portugal, Qatar, Réunion, Romania, Russia, San Marino, Saudi Arabia, Serbia and Montenegro, Slovakia, Slovenia, Somalia, Spain, Sudan, Sweden, Switzerland, Syria, The Netherlands, Tunisia, Turkey, UAE, Ukraine, United Kingdom, Vatican City, Yemen.

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Fourteen (14) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Three (3) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Two (2) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE

[**] [Three (3) pages omitted.]

CONFIDENTIAL TREATMENT REQUESTED

FOIA EXEMPTION CLAIMED AND PRIOR NOTIFICATION REQUESTED BEFORE ANY DISCLOSURE